                                                                 EXHIBIT 10.21

                      AMENDED AND RESTATED MASTER LEASE


     THIS AMENDED AND RESTATED MASTER LEASE ("Lease") by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant"), is entered into as of the date set forth in Article I and shall be effective and binding upon the
                      ---------
parties hereto as of such date. Capitalized terms used in this Lease shall have the definitions set forth in Article II or in the text of this Lease.
                             ----------

     In consideration of the Base Rent reserved herein, and the terms, covenants and conditions set forth below, Landlord and Tenant hereby agree as follows:


                                  ARTICLE I
                           BASIC LEASE PROVISIONS
                           ----------------------

1.1  DATE OF LEASE:                             March __, 1998.

1.2  LANDLORD:                                  Sumitomo Bank Leasing and Finance, Inc., a
                                                Delaware corporation.

1.3  TENANT:                                    Ascend Communications, Inc., a Delaware
                                                corporation.

1.4  LAND:                                      Individually, the tract of land more
                                                particularly described on Schedule 1 to a
                                                particular Lease Supplement, executed and
                                                delivered pursuant to this Lease, together
                                                with all easements, rights of way,
                                                appurtenances and other rights and benefits
                                                belonging or pertaining to such tracts of
                                                land.  Collectively, all such tracts of land.
                                                Landlord makes no representations as to the
                                                accuracy of the description of the Land.

1.5  PARCEL:                                    Individually, the Land and the Improvements
                                                located or to be located on the Land.
                                                Collectively, all Land and Improvements.

1.6  TERM:                                      The term of this Lease ("Master Lease Term")
                                                shall commence on the Date of Lease set forth
                                                in Section 1.1 above and shall expire on March
                                                _____, 2003  ("Expiration Date").  The term of
                                                each Lease Supplement ("Lease Supplement
                                                Term") shall commence on the date set forth in
                                                the applicable Lease Supplement and expire on
                                                the Expiration Date.  The Master Lease Term
                                                and Lease Supplement Term are sometimes
                                                collectively referred to herein as the "Term".


                                                The Term shall cease upon, and shall not refer
                                                to any period of time after, termination of
                                                this Lease or with respect to any Lease
                                                Supplement, the termination of such Lease
                                                Supplement (whether pursuant to the terms of
                                                the Lease or Lease Supplement, by operation of
                                                law, or otherwise).

1.7  RENT COMMENCEMENT DATE:                    As to any Lease Supplement for Construction,
                                                the tenth (10th) day of the second (2nd) full
                                                calendar month which commences immediately
                                                following the earliest to occur of the
                                                following:

                                                (1) the expiration of the Construction Period;
                                                    or

                                                (2) the first (1st) business day following the
                                                    date upon which all of the following have
                                                    occurred: (i) the Improvements that Tenant
                                                    intends to cause to be constructed with Advances
                                                    made by Landlord pursuant to the Construction
                                                    Management Agreement have been substantially
                                                    completed; (ii) valid notices of completion have
                                                    been recorded with respect thereto; and (iii) all necessary governmental approvals (including permanent certificates
                                                    of occupancy) have been issued as may be necessary
                                                    to occupy all portions of the Improvements for the
                                                    conduct of Tenant's business therein.

                                                As to any Lease Supplement for Acquisition,
                                                the date of such Lease Supplement.

1.8  BASE RENT:                                 As described in Section 2.3.

1.9  ADDRESSES FOR NOTICES:

LANDLORD:                                       TENANT:

Sumitomo Bank Leasing and Finance,              Ascend Communications, Inc.
Inc.                                            1701 Harbor Bay Parkway
277 Park Avenue                                 Alameda, CA  94502
New York, NY  10172                             Attention:  Michael J. Johnson, Controller
Attention:  Chief Credit Officer

With a copy to:                                 With a copy to:
Graham & James LLP                              Gray Cary Ware & Freidenrich
One Maritime Plaza                              400 Hamilton Avenue
Suite 300                                       Palo Alto, CA  94301
San Francisco, CA  94111                        Attention:  James Anderson, Esq.
Attention:  Bruce W. Hyman, Esq.

1.10  WIRE TRANSFER INSTRUCTIONS:

Bank:  Citibank, N.A., New York
Routing Number:  021 000 089
Credit To:  Sumitomo Bank, New York
Acct. Number:  360 23 837
Further Credit to:  SBNYTC Funds Account # 658258
F/B/O:  SBLF/Ascend Communications #2, # 1080350258

1.11  INTERIM PERIOD:                           The period commencing on the date of any Lease
                                                Supplement for Construction and ending on the
                                                day before the last day of the Construction
                                                Period for such Lease Supplement for
                                                Construction.


     This Article 1 is intended to supplement and/or summarize the provisions
          ---------
set forth in the balance of this Lease. If there is any conflict between any provisions contained in this Article 1 and the balance of this Lease, the
                             ---------
balance of this Lease shall control.


                                  ARTICLE II
                                  DEFINITIONS
                                  -----------



     For purposes of this Lease, the following defined terms shall have the meanings set forth in this Article II.
                           ----------


     2.1  ADDITIONAL RENT.

      "Additional Rent" shall mean any amounts other than Base Rent payable by Tenant to Landlord or to other Entities on Landlord's behalf as required under this Lease, specifically including, but without limitation, payment of the Commitment

Component, the Guaranteed Residual Value, and "break-funding costs" (defined as the cost associated with the payment of Rent on other than a scheduled Rent Payment Date) of Landlord related to the Lease Investment Balance (as defined below) arising out of unscheduled payments or exercise of the Purchase Option pursuant to Section 20.1 below other than on a Rent Payment Date. Landlord
            ------------
agrees to deliver to Tenant in connection with any break-funding costs described in the preceding sentence a statement setting forth in reasonable detail the calculation used to determine the break-funding costs and any amount equal to the lease amortization shown on each Lease Supplement, if any.


     2.2  ADVANCE.
          -------

      "Advance" shall mean any payment by Landlord pursuant to Tenant's written request for (i) any costs relating to the acquisition of Land and any existing Improvements and construction of any new Improvements, whether funded under
Article VI, a Construction Management Agreement or paid directly by Landlord,
----------
including, without limitation, costs (including reasonable attorneys fees and costs in connection with preparation of the applicable Lease Supplement and security agreement(s) required by Landlord), transaction costs (including title charges and professional fees and expenses), construction costs, architectural, engineering and other reasonable professional fees, arrangement fees, appraisal fees, inspection, testing and permitting fees, fees and costs for review of plans and any changes thereto, reasonable travel expense for inspections, insurance and any other soft costs relating to the Improvements; (ii) the items and/or amounts described in the Initial Advance Side Letter as the Initial Advance; (iii) Real Estate Taxes; (iv) a reasonable and customary fee relating to the construction of the Improvements and the processing of Draw Requests (equal to $400 per month over the period which such services are rendered, payable to SBNYTC), (v) custodial fees related to the Collateral as set forth in the Custodial Agreement, if applicable, and (vi) any other payment described herein or in the Construction Management Agreement as an Advance.


     2.3  BASE RENT.
          ---------

      "Base Rent" shall mean, as of a Rent Payment Date, either the LIBOR Base Rent (defined in Section 2.41 below) or the Federal Funds Base Rent (defined in
                 ------------
Section 2.24 below), whichever is applicable under the terms of this Lease plus
------------
the aggregate lease amortization amount set forth in the Lease Supplement, if any. Unless Tenant has elected the Federal Funds Rate pursuant to Section 21.25
                                                                   -------------
below or Landlord has required the Federal Funds Rate under Section 21.22 below,
                                                            -------------
the Base Rent under this Lease shall be LIBOR Base Rent.


     2.4  BUILDING.
          --------

     "Building" shall mean any existing building or buildings as well as improvements that Tenant intends to construct on Land covered by a Lease Supplement, which shall become part of the Improvements.


     2.5  CALCULATION PERIOD.
          ------------------

     "Calculation Period" shall mean, for any Lease Supplement for Construction, the period from and including the 20th day of each month during the Interim Period for such Lease Supplement, through the 19th day of the following month; provided that the first Calculation Period shall be the period from the date of the Lease Supplement through the 19th day of the following month and the last Calculation Period shall be the period from and including the 20th day of the month prior to the month in which the last day of the Construction Period set forth in such Lease Supplement occurs through the last day of the Interim Period for such Lease Supplement.

     2.6  CAPITALIZED AMOUNT.
          ------------------

     "Capitalized Amount" for any Lease Supplement for Construction shall mean that amount, determined as of the close of each Calculation Period during the Term and added to the Lease Investment Balance as of such date, equal to the sum of Capitalized Funding Costs plus the Commitment Component accrued for the Calculation Period in question. Landlord shall notify Tenant of the Capitalized Amount for each Calculation Period and the basis for the determination thereof; and if Tenant fails to object to such determination within five (5) business days of Landlord's notice thereof, Tenant shall be deemed to have authorized, but not accepted, such determination. If necessary as determined by Landlord pursuant to Section 6.3 below, such Capitalized Amount shall be allocated
            -----------
between the Site Investment Balance and Improvements Investment Balance for any Lease Supplement in relation to the values set forth in the appraisal for the Parcel covered by such Lease Supplement.


     2.7  CAPITALIZED FUNDING COSTS.
          -------------------------

     "Capitalized Funding Costs" for any Lease Supplement for Construction shall mean, for each Calculation Period during the Interim Period for such Lease Supplement, that amount equal to the product obtained by multiplying the Advances outstanding from time to time during the Calculation Period in question by the sum of the LIBOR Rate plus 100 basis points; provided, however, that in the event Landlord requires Tenant to fully collateralize this Lease pursuant to
Article XXIV below, Capitalized Funding Costs shall be calculated using the
------------
LIBOR Rate plus 75 basis points which product is then multiplied by a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator is 360.


     2.8  CITY.
          ----

     "City" shall mean the City in which a Parcel is located.


     2.9  COLLATERAL.
          ----------

     "Collateral" shall have the meaning set forth in Section 21.23.
                                                      -------------


     2.10  COMMITMENT AMOUNT.
           -----------------

     "Commitment Amount" shall mean an amount up to a maximum of FORTY SIX MILLION and no/100 Dollars ($46,000,000.00).


     2.11  COMMITMENT COMPONENT.
           --------------------

     "Commitment Component" shall mean, for each Calculation Period during the Interim Period for any Lease Supplement for Construction, that amount equal to the product obtained by multiplying the unused Commitment Amount outstanding from time to time during the Calculation Period in question by .15%, which product is then multiplied by a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator is 360. Portions of the Commitment Amount shall be deemed to be used (i) as of the date of each Advance by Landlord during the Interim Period, on which date each such Advance shall be added to and become part of the Lease Investment Balance under such Lease Supplement, and (ii) as of the date at the close of each Calculation Period on which the Capitalized Amount for such Calculation Period is added to and becomes part of the Lease Investment Balance under such Lease Supplement. For purposes of calculating the Lease Investment Balance under any Lease Supplement and any other obligations under this Lease, the Commitment Component shall accrue only during the Interim Period.


     2.12  CONSOLIDATED TANGIBLE NET WORTH.
           -------------------------------

     "Consolidated Tangible Net Worth" shall mean at any date as of which the amount thereof shall be determined, the consolidated total shareholder's equity less any intangible assets (excluding cumulative goodwill from acquisitions occurring after March 1, 1998), adjusted for cumulative one-time acquisitions related charges and write-ups (occurring within the same quarter as the acquisition).


     2.13  CONSOLIDATED TOTAL LIABILITIES.
           ------------------------------

          "Consolidated Total Liabilities" shall mean at any date as of which the amount thereof shall be determined, the aggregate of current and non-current
liabilities, including Off-Balance Sheet Commitments (defined below).   The term
"Off Balance Sheet Commitments" shall mean any contingent obligation which exceeds One Million Dollars ($1,000,000) in connection with any of the following transactions: (i) an operating lease with an initial term of greater than one
(1) year, (ii) a letter of credit, (iii) a guaranty of an obligation of a subsidiary, customer or supplier (excluding guarantees of obligations incurred in Tenant's normal course of business and guarantees of obligations otherwise included in Consolidated Total Liabilities) and (iv) any transaction similar in nature to those transactions described in items (i) through (iii) above where the contingent obligation in connection with such transaction exceeds $1,000,000. For purposes of calculating from time to time the aggregate amount of Off Balance Sheet Commitments, any and all contingent obligations in connection with the financing for the Improvements to and/or construction of facilities located in any state, including the contingent obligations under the Lease, shall be excluded from such calculation; provided, however, in no event shall the amount excluded exceed One Hundred Million Dollars ($100,000,000).


     2.14  CONSTRUCTION MANAGEMENT AGREEMENT.
           ---------------------------------

     "Construction Management Agreement" shall collectively mean that certain Construction Management Agreement of even date herewith between Landlord and Tenant regarding the construction of the Improvements in connection with Lease Supplement for Construction No. 1 and any Construction Management Agreements between Landlord and Tenant executed pursuant to Section 5.1 below in connection
                                                 -----------
with any additional Lease Supplements for Construction.


     2.15  CONSTRUCTION PERIOD.
           -------------------

     "Construction Period" for any Lease Supplement for Construction shall mean the period of time beginning with the date of the Lease Supplement for Construction and ending on the date set forth in such Lease Supplement for Construction.


     2.16  CONTRACTOR.
           ----------

     "Contractor" shall mean any construction manager or general contractor hired to construct any portion of the Improvements, which contractor shall be selected by the Construction Manager in its capacity as agent for Landlord under the Construction Management Agreement, and shall be subject to Landlord's approval.


     2.17  CUSTODIAL AGREEMENT.
           -------------------

     "Custodial Agreement" shall mean that certain institutional Amended and Restated Custodial Agreement of even date herewith by and between Tenant, Wells Fargo Bank and Rent Purchasers.

     2.18  DEBT SERVICE COVERAGE RATIO.
           ---------------------------

     "Debt Service Coverage Ratio" shall mean earnings before interest, taxes, depreciation and amortization expense, plus one-time acquisitions related charges (occurring in the same quarter as the acquisition), plus rent from off-balance sheet financings, plus interest income divided by interest expense plus rent from off-balance sheet financings.

     2.19  DEFAULT RATE.
           ------------

     "Default Rate" means with respect to the Lease Investment Balance, the one
(1) month LIBOR Base Rent plus 200 basis points. Notwithstanding the foregoing, in the event that the foregoing Default Rate shall be in violation of any usury or similar law, then the Default Rate shall be reduced to the extent necessary to cause the Default Rate to comply with any usury or similar law.


     2.20  ENTITY.
           ------

     "Entity" shall mean any person, corporation, partnership (general or limited), joint venture, association, limited liability company, joint stock company, trust or other business entity or organization.


     2.21  ERISA GROUP.
           -----------

     "ERISA Group" shall mean Tenant and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which are treated as a single employer under Section 414 of the Code.


     2.22  EUROCURRENCY RESERVE REQUIREMENTS.
           ---------------------------------

     "Eurocurrency Reserve Requirements" shall mean the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System ("Board") or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.


     2.23  EVENT OF DEFAULT.
           ----------------

     "Event of Default" shall have the meaning set forth in Section 19.1.
                                                            ------------


     2.24  FEDERAL FUNDS BASE RENT.
           -----------------------

     "Federal Funds Base Rent" shall mean the sum of (a) the amount equal to the product obtained by multiplying the "Lease Investment Balance Equity" (at the time of the relevant calculation) and the sum of the Federal Funds Rate (defined for purposes of this Section 2.24 as the rate of interest given by the Federal
                     ------------
Reserve of the United States to participating banks for borrowings corresponding to the Borrowing Period (as defined in Section 2.40 below)) plus 50 basis points
                                       ------------
plus 100 basis points, which product is then multiplied by a fraction, the numerator of which is the actual number of days elapsed and the denominator of which is 360, plus (b) the amount equal to the product obtained by multiplying the "Lease Investment Balance Debt" (at the time of the relevant calculation) by the sum of the Federal Funds Rate plus 50 basis points plus 50 basis points, which product is then multiplied by a fraction, the numerator of which is the actual number of days elapsed and the denominator of which is 360; provided, however, that in the event Landlord requires Tenant to provide Collateral under this Lease pursuant to Article XXIV below, the Federal Funds Base Rent shall
                       ------------
mean the sum of (a) the amount equal to the product obtained by multiplying the "Lease Investment Balance Equity" (at the time of the relevant calculation) by the sum of the Federal Funds Rate plus 50 basis points plus 75 basis points, which product is then multiplied by a fraction, the numerator of which is the actual number of days elapsed and the denominator of which is 360, plus (b) the amount equal to the product obtained by multiplying the "Lease Investment Balance Debt" (at the time of the relevant calculation) by the sum of the Federal Funds Rate plus 50 basis points plus 20 basis points, which product is then multiplied by a fraction, the numerator of which is the actual number of days elapsed and the denominator of which is 360. As used in this Section 2.24, the terms "Lease Investment Balance Debt" and
                ------------
"Lease Investment Balance Equity" shall have the same meanings as set forth in the Participation Agreement. In no event shall the Federal Funds Base Rent exceed the Federal Funds Rate plus (i) 50 basis points plus 57 basis points if Tenant has not provided Collateral pursuant to Article XXIV hereof, or (ii) 50
                                               ------------
basis points plus 27.5 basis points if Tenant has provided Collateral pursuant to Article XXIV hereof.
   ------------

     2.25  GOVERNMENTAL ACTION.
           -------------------

     "Governmental Action" means all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any applicable law, and shall include without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of the Parcels.


     2.26  GOVERNMENTAL AUTHORITY.
           ----------------------

     "Governmental Authority" means any nation or government, any state, county, city or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.


     2.27  GUARANTEED RESIDUAL VALUE.
           -------------------------

     "Guaranteed Residual Value" shall mean with respect to each Lease Supplement an amount, the present value of which when added to the present value of the Tenant's minimum lease payments under this Lease, both present valued to the Date of Lease using the implicit rate in this Lease, creates a sum which is not to exceed Eighty-Nine and Nine Tenths Percent (89.9%) of the Lease Investment Balance, or if applicable, pursuant to the terms of Section 6.3
                                                               -----------
below, of each of the Site Investment Balance and the Improvements Investment Balance. These calculations will be performed in accordance with the provisions of Statement of Financial Accounting Standards Number 13. In no event shall the Guaranteed Residual Value exceed the Lease Investment Balance multiplied by the Guaranteed Residual Value percentage (which will be set forth in the Rent Commencement Date Memorandum executed by Landlord and Tenant in connection with each Lease Supplement) plus accrued and unpaid Base Rent and Additional Rent.


     2.28  IMPROVEMENTS.
           ------------

     "Improvements" shall mean any Building and all related improvements which Tenant shall, as construction agent for Landlord, erect, construct or situate in or on the Building or on the Land or any part thereof during the Term using funding provided by or through Landlord under and pursuant to the terms of the Construction Management Agreement.

     2.29  IMPROVEMENTS INVESTMENT BALANCE.
           -------------------------------

     "Improvements Investment Balance" shall mean: (i) for any Lease Supplement for Acquisition, the value attributable to such existing Improvements as of the date of the Lease Supplement as set forth in an appraisal which has been approved by Landlord and Rent Purchasers, plus the Capitalized Amount allocated to such Lease Supplement, plus a pro rata amount of closing costs and fees in connection with such Lease Supplement, and (ii) for any Lease Supplement for Construction, the amount of Advances made by Landlord for construction of the Improvements pursuant to the Construction Management

Agreement, plus the Capitalized Amount allocated to such Lease Supplement, plus a pro rata amount of closing costs and fees in connection with such Lease Supplement.


     2.30  INTERIM PERIOD.
           --------------

     "Interim Period" shall have the meaning set forth in the Basic Lease Provisions.


     2.31  INITIAL ADVANCE.
           ---------------

     "Initial Advance" shall mean the amounts described in Exhibit B to the Original Lease and in the Initial Advance Side Letter pertaining to execution of this Lease and Lease Supplement No. 2.

     2.32  INITIAL ADVANCE SIDE LETTER.
           ---------------------------

     "Initial Advance Side Letter" shall mean the side letter dated March ___, 1998 executed by and between Landlord and Tenant which sets forth the amount of and terms relating to the Initial Advance and arrangement fee made in connection with this Lease and Lease Supplement No. 2.


     2.33  LAND.
           ----

     "Land" shall have the meaning set forth in the Basic Lease Provisions.


     2.34  LANDLORD AFFILIATE.
           ------------------

     "Landlord Affiliate" shall mean any entity which controls, is controlled by or is under the common control of Landlord.


     2.35  LEASE INVESTMENT BALANCE.
           ------------------------

     "Lease Investment Balance" shall mean for any Lease Supplement, at the time in question, the aggregate amount of all Advances made by Landlord reduced by the following: (1) the aggregate of all amounts received by Landlord pursuant to the provisions of Article XVI (Eminent Domain), and Article XVII (Damage or
                  -----------                       ------------
Destruction), Section 19.3 (Landlord's Remedies), Section 20.1 (Option to
              ------------                        ------------
Purchase Parcels), and/or Section 20.2 (Termination Option); and (2) the
                          ------------
aggregate of all amounts received by Landlord in respect of this Lease or any related agreement that are not otherwise applied to reduce the Lease Investment Balance and which constitute a repayment or reduction of the amounts placed at risk by the Landlord, excluding for purposes of this clause amounts paid as Base Rent hereunder, reimbursement for expenses, fees and similar items incurred by Landlord and payable by Tenant to Landlord under this Lease and the SBLF Deed of Trust.

     2.36  LEASE SUPPLEMENT.
           ----------------

     "Lease Supplement" shall mean any lease supplement substantially in the form of Exhibit A or Exhibit B to this Lease, as applicable, executed and
        ---------    ---------
delivered by Landlord and Tenant pursuant to this Lease.

     2.37  LEASE SUPPLEMENT FOR ACQUISITION.
           --------------------------------

     "Lease Supplement for Acquisition" shall mean a Lease Supplement covering Land upon which there are existing Improvements being purchased with an Advance made by Landlord pursuant to Article VI below.
                             ----------

     2.38  LEASE SUPPLEMENT FOR CONSTRUCTION.
           ---------------------------------

     "Lease Supplement for Construction" shall mean a Lease Supplement covering Land and/or a Building in or upon which Tenant intends to construct new Improvements with Advances made by Landlord pursuant to a Construction Management Agreement.


     2.39  LEGAL REQUIREMENTS.
           ------------------

     "Legal Requirements" shall mean all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers, which now or at any time hereafter are applicable to this Lease or applicable to and enforceable against the Parcels, any improvements or any part thereof, as applicable.


     2.40  LIBOR RATE.
           ----------

     "LIBOR Rate" shall mean, for each Borrowing Period (as defined below) the annualized rate determined by The Sumitomo Bank, Limited (the "Bank") as the rate that would be offered to Bank's New York office for U.S. dollar deposits in the London Interbank Market as quoted for the mid-morning average Libor Rate published by Reuters Monitoring Systems for the applicable Borrowing Period for the entire then outstanding principal balance hereof (rounded upwards to the next higher 1/16th of 1% if such quoted rate is not a multiple of 1/16) for deposits by the Bank of immediately available dollars in the London Interbank Market on the day two (2) business days preceding the first day of the term of that Borrowing Period. In the event the Reuters quote is not available, the British Banker's Association's Interest Settlement Rate should be used. "Borrowing Period" shall mean 1, 3, or 6 months as selected by Tenant from time to time from and after the Rent Commencement Date at least two (2) business days prior to the end of the then current Borrowing Period (provided that, if Tenant fails to so select a Borrowing Period prior to the end of the then current Borrowing Period, a Borrowing Period of one (1) month shall be deemed to have been selected by Tenant); provided, however, that there shall not be more than one (1) LIBOR Rate in effect at any time.


     2.41  LIBOR BASE RENT.
           ---------------

     "LIBOR Base Rent" shall mean the sum of (a) the amount equal to the product obtained by multiplying the "Lease Investment Balance Equity" (at the time of the relevant calculation) and the sum of the LIBOR Rate plus 100 basis points, which product is then multiplied by a fraction, the numerator of which is the actual number of days elapsed and the denominator of which is 360, plus (b) the amount equal to the product obtained by multiplying the "Lease Investment Balance Debt" (at the time of the relevant calculation) by the sum of the LIBOR Rate plus 50 basis points, which product is then multiplied by a fraction, the numerator of which is the actual number of days elapsed and the denominator of which is 360; provided, however, that in the event Landlord requires Tenant to provide Collateral under this Lease pursuant to Article XXIV below, the LIBOR
                                                ------------
Base Rent shall mean the sum of (a) the amount equal to the product obtained by multiplying the "Lease Investment Balance Equity" (at the time of the relevant calculation) by the sum of the LIBOR Rate plus 75 basis points, which product is then multiplied by a fraction, the numerator of which is the actual number of days elapsed and the denominator of which is 360, plus (b) the amount equal to the product obtained by multiplying the "Lease Investment Balance Debt" (at the time of the relevant calculation) by the sum of the LIBOR Rate plus 20 basis points, which product is then multiplied by a fraction, the numerator of which is the actual number of days elapsed and the denominator of which is 360. As used in this Section 2.41, the terms "Lease Investment Balance Debt" and "Lease
             ------------
Investment Balance Equity" shall have the same meanings as set forth in the Participation Agreement. In no event shall the LIBOR Base Rent exceed the LIBOR Rate plus (i) 57 basis points if Tenant has not provided Collateral pursuant to
Article XXIV hereof, or (ii) 27.5 basis points if Tenant has provided Collateral
------------
pursuant to Article XXIV hereof.
            ------------


     2.42  MULTIEMPLOYER PLAN.
           ------------------

     "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions, including for these purposes any person which ceased to be a member of the ERISA Group during such five (5) year period.


     2.43  NOTICE.
           ------

     "Notice" shall mean a written advice, request, demand or notification required or permitted by this Lease, as more particularly provided in Section
                                                                      -------
21.3.
----

     2.44  OFFICIAL RECORDS.
           ----------------

     "Official Records" shall mean the official records of the County in which the Land is located.

     2.45  ORIGINAL LEASE.
           --------------

     "Original Lease" shall mean that certain Lease dated March 27, 1996 executed by and between Landlord and Tenant, as amended by that certain First Amendment to Lease dated as of July 17, 1996, which Original Lease is being amended and restated in its entirety by this Lease.


     2.46  PARTICIPATION AGREEMENT.
           -----------------------

     "Participation Agreement" shall mean that certain Amended and Restated Participation Agreement of even date herewith executed by and between Tenant, Landlord and Rent Purchasers in the form attached hereto as Exhibit C.
                                                            ---------

     2.47  PERMITTED TITLE EXCEPTIONS.
           --------------------------

     "Permitted Title Exceptions" shall mean the following: (1) the exceptions set forth in each Lease Supplement; (2) any exceptions created or caused by Tenant or to which Tenant consents in writing; (3) taxes and assessments (excluding Landlord's Taxes as defined in Section 8.1 below) not yet due and
                                          -----------
payable; (4) the SBLF Deed of Trust; (5) all title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way, and restrictive covenants and conditions affecting the Land except to the extent any of the foregoing arise as a result of Landlord's actions or with Landlord's written consent (unless such actions taken or consent given by Landlord are requested in writing by Tenant); and (6) this Lease and all Lease Supplements.


     2.48  PLAN.
           ----

     "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group, or
(ii) has at any time within the preceding five (5) years been maintained, or contributed to, by any person which was at such time a member of the ERISA Group for employees of any person which was at such time a member of the ERISA Group.


     2.49  PLEDGE AGREEMENT.
           ----------------

     "Pledge Agreement" shall mean that certain Amended and Restated Pledge Agreement of even date herewith executed by and between Rent Purchasers and Tenant.


     2.50  REAL ESTATE TAXES.
           -----------------

     "Real Estate Taxes" shall have the meaning set forth in Section 8.1(b).
                                                             --------------

     2.51  RENT COMMENCEMENT DATE.
           ----------------------

     "Rent Commencement Date" shall have the meaning set forth in the Basic Lease Provisions.

     2.52  RENT PAYMENT DATE.
           -----------------

     "Rent Payment Date" shall have the meaning set forth in Section 7.1.
                                                             -----------

     2.53  RENT PURCHASERS.
           ---------------

     "Rent Purchasers" shall have the meaning set forth in the Participation Agreement.


     2.54  REQUIRED PERMITS.
           ----------------

     "Required Permits" shall mean each and every building and development permit including, without limitation, demolition permits, site permits and addenda thereto (including, without limitation, foundation permits and structural permits), temporary and final occupancy permits and any other governmental or quasi-governmental approvals which must be issued by any governmental authority, department, commission, board, official or officer as a condition precedent to construction and occupancy of any improvements.


     2.55  SBLF DEED OF TRUST.
           ------------------

     "SBLF Deed of Trust" shall collectively mean those certain deeds of trust, mortgages or other security instruments executed by Tenant in favor of Landlord encumbering the Land covered by a Lease Supplement.


     2.56  SBNYTC.
           ------

     "SBNYTC" shall mean Sumitomo Bank of New York Trust Company.


     2.57  SITE INVESTMENT BALANCE.
           -----------------------

     "Site Investment Balance" for any Lease Supplement shall mean the aggregate amount of Advances made by Landlord for acquisition of the Land covered by a Lease Supplement, plus the Capitalized Amount attributable to the Land, plus a pro rata amount of closing costs and fees in connection with such Lease Supplement.


     2.58  TAKING.
           ------

     "Taking" shall have the meaning set forth in Section 16.1.
                                                  ------------


     2.59  TENANT'S PROPERTY.
           -----------------

     "Tenant's Property" shall mean any process equipment, fixtures, furniture, furnishings, personal property or trade fixtures which are purchased or constructed with funds of Tenant and not purchased, paid for, or otherwise financed by Advances made by Landlord, whether or not installed upon the Land.


     2.60  TERM.
           ----

     "Term" shall have the meaning set forth in the Basic Lease Provisions.


     2.61  TERMINOLOGY.
           -----------

     All personal pronouns used in this Lease shall include all other genders. The singular shall include the plural and the plural shall include the singular. Titles of Articles, Sections and Subsections in this Lease are for convenience only and neither limit nor amplify the provisions of this Lease, and all references in this Lease to Articles, Sections or Subsections shall refer to the corresponding Article, Section or Subsection of this Lease unless specific reference is made to the articles, sections or other subdivisions of another document or instrument. The word "days" or "business days" as used herein shall mean business days (i.e., excluding holidays when banks in California, New York and London (with respect to payment of Base Rent and the determination of the LIBOR Rate) are generally closed for business and weekends) unless otherwise expressly stated. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statements of the Tenant and its subsidiaries delivered to Landlord.


                                  ARTICLE III
                                     DEMISE
                                     ------

     3.1  PARCELS.
          -------

     Subject to the terms, covenants and conditions contained herein and in each Lease Supplement, Landlord shall, upon delivery of a Lease Supplement executed by Tenant, agree to lease to Tenant the Parcel covered by such Lease Supplement and Tenant agrees to lease from Landlord the Parcel covered by such Lease Supplement, together with all rights, privileges, easements and appurtenances relating to the Parcels.


                                   ARTICLE IV
                                      TERM
                                      ----

     4.1  TERM.
          ----

     The Term of this Lease is specified in Article 1.
                                            ---------


     4.2  HOLDING OVER.
          ------------

     If Tenant remains in possession of a Parcel after the expiration of the Term without executing a new lease, such holding over shall be construed as a tenancy from month-to-month, subject to all terms, covenants and conditions herein contained and in the applicable Lease Supplement, and the Base Rent shall be calculated based upon the Default Rate and shall be required to be paid by Tenant during such holding over in the same manner as during the Term.

     4.3  OPTION TO EXTEND.
          ----------------

     Provided that (i) no Event of Default exists hereunder or would exist except for the passage of time or giving of notice, and (ii) Landlord, in its sole and absolute discretion, consents, Tenant shall have the option, upon not less than six (6) months prior written notice to Landlord, to extend the Term of this Lease for two (2) one (1) years periods. The Base Rent and Additional Rent shall be calculated during these extension terms in the same manner as in the initial Term.


                                   ARTICLE V
                          CONSTRUCTION OF IMPROVEMENTS
                          ----------------------------


     5.1  TENANT'S RIGHT TO CONSTRUCT IMPROVEMENTS.
          ----------------------------------------

     All future Improvements to be constructed on any Land covered by a Lease Supplement for Construction shall be constructed in accordance with the terms and conditions of a Construction Management Agreement executed by Landlord and Tenant substantially in the form attached hereto as Exhibit D. Tenant shall
                                                    ---------
have the right, in accordance with the terms of the applicable Construction Management Agreement, to require Landlord to pay Advances for the construction of any future Improvements on the Land covered by the Lease Supplement for Construction by Tenant during the Construction Period set forth in the applicable Lease Supplement for Construction.


     5.2  TITLE TO AND NATURE OF IMPROVEMENTS.
          -----------------------------------

     Subject to the provisions of this Lease, Tenant agrees that any and all Improvements of whatever nature at any time constructed, placed or maintained on the Land shall be and remain the property of Landlord.

                                   ARTICLE VI
                                    FUNDING
                                    -------



     6.1  REQUEST FOR CONSTRUCTION FUNDING; LANDLORD'S OBLIGATION TO FUND.
          ---------------------------------------------------------------

     During the Interim Period of any Lease Supplement for Construction, Tenant shall request Landlord to provide Advances for the construction of Improvements in accordance with the Construction Management Agreement and under the terms and conditions of this Lease and the applicable Lease Supplement. Each such request shall be in writing and shall generally describe the nature of the Advance. Landlord shall fund Advances requested by Tenant in accordance with the terms of the Construction Management Agreement. Landlord shall have no obligation to make any further Advances on or after the expiration of the Construction Period set forth in each Lease Supplement.


     6.2  EXHIBIT REFLECTING RENT COMMENCEMENT DATE.
          -----------------------------------------

     Within thirty (30) days after the Rent Commencement Date for each Lease Supplement, Landlord and Tenant shall execute a "Rent Commencement Date Memorandum" in the form attached hereto as Exhibit E.
                                           ---------


     6.3  ALLOCATING BETWEEN SITE AND IMPROVEMENTS INVESTMENT BALANCE.
          -----------------------------------------------------------

     In the event the Fair Market Value of the Land covered by a Lease Supplement as set forth in an appraisal satisfactory to Landlord and Rent Purchasers is greater than twenty five percent (25%) of the aggregate Fair Market Value of the Land and Improvements as set forth in the appraisal, Landlord shall determine a separate Site Investment Balance and Improvements Investment Balance for such Parcel.


                                  ARTICLE VII
                                      RENT
                                      ----


     7.1  BASE RENT.
          ---------

     The Base Rent to be paid by Tenant under any Lease Supplement shall begin to accrue on the Rent Commencement Date for such Lease Supplement. The first payment of Base Rent under any Lease Supplement shall be due thirty (30) days after the Rent Commencement Date for such Lease Supplement. Tenant shall pay Base Rent by wire transfer. Landlord shall supply Tenant with such bank account information as Tenant shall require to enable payment by wire transfer of Federal funds or by ACH transfer to the account described in Section 1.10.
                                                             ------------
Tenant shall wire transfer to such account until notified by Landlord of any account change. Rental payments shall be payable monthly in arrears on the twentieth (20th) day of each successive month, except that the last installment of Base Rent shall be payable on the last day of the Term (each such date shall be a "Rent Payment Date") and Rental payments shall be made to Landlord or at such other place as Landlord may from time to time instruct. No sooner than thirty (30) days or later than ten (10) days prior to the due date for any installment of Base Rent hereunder, Landlord shall deliver to Tenant a Notice indicating the exact dollar amount of the Base Rent that is due on such due date ("Invoice"). If Landlord fails to send the Invoice, Tenant shall pay the amount shown on the previous month's Invoice. If Tenant's payment of the amount shown on the previous month's Invoice is less than the Base Rent due for such month, Tenant shall pay the difference within ten (10) days after receipt of notice from Landlord of such shortfall. If Tenant's payment of the amount shown on the previous month's Invoice exceeds the Base Rent due for such month, then (provided that no Event of Default has occurred which is continuing), Landlord shall credit such excess amount to the next installment of Base Rent due.


     7.2  PRORATION.
          ---------

     If the Term for any Lease Supplement or this Lease expires or is otherwise terminated on other than the twentieth (20th) day of a calendar month, then Base Rent shall be prorated for the period from the immediately preceding Rent Payment Date until the end of the Term on the basis of actual days elapsed and a three hundred sixty (360) day year.


     7.3  NO ABATEMENT OF RENT.
          --------------------

     Except as a consequence of a reduction in the Lease Investment Balance or the terms of Section 16.1 (Total or Substantial Taking) and Section 16.2
             ------------                                   ------------
(Partial Taking) Tenant shall not be entitled to any abatement, diminution, reduction, setoff or postponement of Base Rent as a consequence of any inconvenience to, interruption of, cessation of or loss of Tenant's use or enjoyment of the Parcels or as a result of any reason whatsoever.


     7.4  DELINQUENT RENT.
          ---------------

     Any Base Rent not paid on the due date shall accrue interest at the Default Rate from the date such Base Rent was originally due until the date such Base Rent is paid. All interest accrued on past due Base Rent shall be due and payable to Landlord at the time the Base Rent is paid, or upon demand by Landlord, if earlier.


     7.5  ADDITIONAL RENT.
          ---------------

     Tenant agrees to pay all Additional Rent when it becomes due and payable under this Lease.



                                  ARTICLE VIII
                                     TAXES
                                     -----


     8.1  REAL ESTATE TAXES.
          -----------------

          (a) From and after the Lease Commencement Date for each Lease Supplement, Tenant shall pay during the Term directly to the appropriate taxing authority all Real Estate Taxes (as defined below). If the Lease Commencement Date occurs on, or the Lease Supplement Term expires or otherwise terminates on, any date other than the beginning or end of a taxable year, Tenant's obligation to pay Real Estate Taxes shall be prorated on the basis of a 365-day year, so as to include only that portion of the taxable year which is a part of the Lease Supplement Term.

          (b) Except to the extent that Real Estate Tax bills and statements are sent directly to Tenant by the taxing authority, upon receipt by Landlord of the tax bills or statements, Landlord will use reasonable efforts to promptly advise Tenant in writing of all Real Estate Taxes and shall deliver copies of all applicable tax bills or statements to Tenant. Tenant shall pay directly to the taxing authority all Real Estate Taxes prior to the later of (i) thirty (30) days after receipt by Tenant from Landlord of a copy of such bills and statements referred to above, or (ii) five (5) business days prior to delinquency. As used herein, the term "Real Estate Taxes" shall mean any and all taxes, governmental fees and similar charges or assessments levied or assessed against the improvements and/or the Land including, without limitation, ad valorem taxes and special assessments applicable to real property; provided, however, that Real Estate Taxes shall not include any Landlord Taxes (as defined below). Real Estate Taxes shall also include any and all documentary, transfer, sales, mortgage, recording or similar taxes imposed on Landlord or Tenant in connection with any sale of the Parcels to a third party in accordance with this Lease following an Event of Default by Tenant or in a transaction to which Tenant is a party. As used herein, the term "Landlord Taxes" shall mean any and all franchise, gains, gift, succession, excess profits, gross receipts, revenue, estate, rental, income or similar taxes or taxes in lieu thereof imposed upon Landlord or any party other than Tenant (or an affiliate thereof) and any withholding tax imposed as a collection device for, in lieu of, or otherwise related to any of the foregoing without regard to whether such tax is required to be collected by Tenant and without regard to whether Tenant would be liable for such withholding tax in the event it failed to so withhold. For purposes of the foregoing, an income tax shall include, without limitation, any tax imposed under the United States Internal Revenue Code, as well as any tax which could qualify as an "income tax" under United States Treasury Regulation Section 1.901-2 (except to the extent any such statute or regulation is subsequently modified to include a tax or other governmental charge of a materially different type and nature from the taxes currently described therein) and any income tax which may be payable under the laws of any jurisdiction either now or in the future. Real Estate Taxes for any given tax year shall exclude assessment installments that are not due and payable during such tax year.


     8.2  PERSONAL PROPERTY TAXES.
          -----------------------

     Tenant shall pay directly to the appropriate taxing authorities prior to delinquency any and all taxes and assessments levied or assessed during the Term upon or against Tenant's furniture, equipment, trade fixtures and any other personal property in the Parcels.


     8.3  RIGHT TO CONTEST.
          ----------------

     Tenant shall not be required to pay any Real Estate Taxes or any other taxes for which Tenant is liable hereunder (including, without limitation, any taxes for which Tenant is required to indemnify Landlord under Section 22.1)
                                                               ------------
(including penalties and interest), so long as (i) Tenant shall contest the same or the validity thereof by appropriate legal proceedings in such a manner to prevent the tax sale of any portion of the Parcels and (ii) the position to be taken by Tenant pursuant to such contest would have a realistic possibility of success if litigated. For purposes of this Lease, Tenant may conclusively establish that a position to be taken in a contest would have a realistic possibility of success if litigated by providing to Landlord a letter from counsel stating an opinion to such effect. In the event of any such contest, Tenant shall, within thirty (30) days after the final determination thereof, pay and discharge the amounts determined to be due in accordance therewith and with the provisions of this Lease, together with any penalties, fines, interest, costs and expenses that may have accrued thereon or that may have resulted from Tenant's contest. Tenant also shall have a right to contest any taxes for which it is liable hereunder, but with regard to which the position to be taken pursuant to such contest would not have a realistic possibility of success if litigated, provided that Tenant pays such taxes on or prior to the date upon which such taxes are asserted to be due by the relevant governmental authority. Notwithstanding the foregoing provisions of this Section 8.3, Tenant shall have
                                                 -----------
an unconditional right to contest (without prior payment) any taxes imposed by law upon Tenant rather than upon Landlord. Tenant's decision to pay any taxes prior to contesting its or another party's underlying liability therefor shall not be deemed to imply or suggest that the position to be taken in such contest would not have a realistic possibility of success if litigated. Landlord shall cooperate fully with Tenant in connection with the exercise of Tenant's right of contest contained herein, and in the event that applicable law shall require that Landlord, rather than Tenant, pursue legal proceedings for such contest, Landlord will initiate and pursue such contest upon Tenant's request and in accordance with Tenant's instructions (including, without limitation, Tenant's instructions as to the selection of legal counsel and matters of strategy or settlement); provided, however, that Landlord shall not be subject
                         --------  -------
to any liability for the payment of any costs or expenses in connection with any such contest or proceedings, and Tenant will indemnify and save harmless Landlord from any such costs and expenses (including, without limitation, reasonable attorneys' fees, costs of court and appraisal costs), reimbursing Landlord therefor upon demand (or paying such costs and expenses directly when due, all as directed by Landlord). Tenant shall be entitled to any refund of any taxes and penalties or interest from any governmental authority to the extent the refund represents monies paid to the governmental authority by Tenant or paid by Landlord and reimbursed by Tenant.


     8.4  ADDITIONAL CHARGES.
          ------------------

     All payments made by Tenant under this Lease shall be made free and clear of, and without reduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed pursuant to any Legal Requirement, excluding, however, any Landlord Taxes (all such nonexcluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Additional Charges"). Tenant shall be responsible for the payment of any such Additional Charges; and if any such Additional Charges are required to be withheld from any amounts payable to Landlord hereunder, then the amounts so payable to Landlord shall be increased by an amount ("Additional Amount") necessary to yield to Landlord (after payment of all Additional Charges) the Base Rent and other amounts payable hereunder at the rates or in the amounts specified in this Lease. Whenever any Additional Charges are required to be withheld by Tenant, such Additional Charges shall be deducted or withheld by Tenant, and shall be paid by Tenant to the appropriate governmental authority in accordance with applicable Legal Requirements. As promptly as possible thereafter, Tenant shall send to Landlord for its own account a copy of an original official receipt (or other evidence of payment) received by Tenant showing payment thereof. If Tenant is required to pay Landlord any Additional Amount, Landlord shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to change its jurisdiction if the making of such a change would avoid the need for, or reduce to the greatest extent possible the amount of, any such Additional Amount which may thereafter accrue and would not, in the reasonable judgment of Landlord, be otherwise disadvantageous to Landlord. If Landlord subsequently receives a refund of any Additional Amounts, or if such Additional Amounts result in a net benefit to Landlord, the amount of such refund or net benefit shall be paid to Tenant within 30 days of the receipt of such refund or net benefit; provided, however, that the payment to Tenant shall not exceed the Additional Amount to which the refund or net benefit relates. The agreements in this Section 8.4 shall survive
                                                       -----------
the termination of this Lease with respect to any Additional Charges that become due during the Term.


                                   ARTICLE IX
                                   INSURANCE
                                   ---------


     9.1  LIABILITY INSURANCE.
          -------------------

     At all times during the Term, Tenant shall obtain at Tenant's sole cost and expense a policy or policies of comprehensive general liability insurance on an "occurrence" basis against claims for "personal injury" liability, including bodily injury, death or property damage liability. The liability insurance policy shall contain coverage limits no less than the following: (1) Three Million Dollars ($3,000,000) per person; (2) Five Million Dollars ($5,000,000) per incident; and (3) One Million Dollars ($1,000,000) for property damage.


     9.2  BUILDERS' RISK INSURANCE.
          ------------------------

     With respect to any improvements which may be under construction and not yet covered by insurance under the terms of Section 9.3, Tenant shall maintain
                                            -----------
or cause to be maintained a policy or policies of builders' risk insurance in an amount equal to the value upon completion of the work (exclusive of land, foundation, excavation, grading, landscaping, architectural and development fees and other items customarily excluded from such coverage), insuring against the risks customarily insured against under such insurance, including fire, vandalism, malicious mischief, sprinkler leakage, lightning, and windstorm.


     9.3  ALL-RISK INSURANCE.
          ------------------

     With respect to any improvements now or hereafter situated on the Land, prior to the termination of the builders' risk insurance required by Section
                                                                     -------
9.2, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, obtain and maintain, or cause to be obtained and maintained, (a) a policy or policies of all-risk insurance covering the improvements, providing coverage against loss or damage by fire, vandalism, malicious mischief, sprinkler leakage, lightning, windstorm, and other insurable perils, as, under good insurance practice, from time to time are insured against under all-risk coverage for properties of similar character, age and location in an amount or amounts not less than one hundred percent (100%) of the then actual replacement cost (exclusive of land, foundation, excavations, grading, landscaping, architectural and development fees and other items customarily excluded from such coverage and without any deduction for depreciation); and (b) standard earthquake coverage, with a deductible which is commercially available for the geographical location of the Parcels. Provided, however Tenant may elect not to obtain earthquake insurance, in which case Tenant shall covenant to pay the cost of repairing damage to the improvements caused by an earthquake.


     9.4  GENERAL REQUIREMENTS.
          --------------------

     The insurance required under this Article IX may be furnished under a
                                       ----------
"primary" policy and an "umbrella" policy or policies. Landlord shall be named as an additional insured under Tenant's policy of insurance required under
Section 9.1; and such policies shall contain an endorsement for cross-liability
-----------
coverage. Tenant shall furnish Landlord with certificates from Tenant's insurers with respect to the insurance required to be carried hereunder on or before the date such insurance is required to be carried. The certificates shall state that such insurance is in full force and effect and that coverage will not be reduced below the amounts required under Section 9.1 or otherwise
                                                     -----------
limited or cancelled without thirty (30) days' prior written notice to Landlord. Renewal certificates shall be furnished to Landlord not less than thirty (30) days prior to the expiration of each such policy, provided, however, that Tenant shall not be required to provide Landlord with such renewal certificates prior to the expiration of each such policy so long as (i) Tenant provides Landlord with reasonable assurances within ten (10) days prior to the expiration of each such policy that there will be no lapse in the insurance coverage provided under such policy, and (ii) Tenant provides Landlord with such renewal certificates within ten (10) days following the expiration of each such policy. Any blanket insurance policy or policies that insure Tenant against the risks and for the amounts herein specified shall be deemed to satisfy the obligation of Tenant hereunder, provided that any such policy of blanket insurance shall specify the amount of the total insurance allocated to the risks required to be insured hereunder and such allocated amount meets the requirements of this Article IX. All insurance
                                                ----------
required by this Article IX shall be with an insurance company licensed to do
                 ----------
business in the state in which the Parcel is located with a general policyholder's rating, as rated by the most current available "Bests"
Insurance Reports, and no less than A-XIII and non-contributing.


     9.5  WAIVER OF SUBROGATION.
          ---------------------

     Notwithstanding anything to the contrary contained herein, to the extent permitted by law and so long as any insurance coverage maintained by Tenant is not diminished by reason thereof, Tenant hereby (a) releases and waives any rights it may have against Landlord and its officers, agents and employees on account of any loss or damages occasioned to Tenant, its property or the Parcels, and arising from any risk covered by any fire and extended coverage insurance maintained by Tenant, whether or not due to the negligence of Landlord, its agents, employees, contractors, licensees, invitees or other persons, and (b) waives on behalf of any insurer providing such insurance to Tenant any right of subrogation that any such insurer may have or acquire against Landlord or such persons by virtue of payment of any loss under such insurance. Tenant shall use its commercially reasonable efforts to cause its insurance policies to contain a waiver of subrogation clauses in accordance with the foregoing.


     9.6  INDEMNITY.
          ---------

     After receiving written notice from Landlord of a claim (failure to give such notice shall not relieve Tenant of its obligations hereunder unless the claim occurs as a direct result of failure to give such notice), Tenant shall protect, defend, indemnify, hold and save Landlord harmless from and against any and all losses, costs, liabilities or damages (including reasonable attorneys' fees and disbursements and court costs) arising by reason of: (i) any and all injury or death of persons or damage to property against which Tenant is obligated to maintain insurance for the benefit of Landlord pursuant to this
Article IX; (ii) the failure to obtain the waiver of subrogation clause required
----------
by Section 9.5 hereof where such clause could have been obtained through the
   -----------
exercise of Tenant's commercially reasonable efforts; or (iii) the invalidation of such insurance policy required to be obtained by Tenant hereunder by Tenant's insurer; provided this subsection (iii) shall not apply to the extent Landlord actually receives insurance for the aforesaid losses, costs, liabilities or damages (including reasonable attorneys' fees and disbursements and court costs but excluding costs, fees or premiums paid by Landlord in connection with such insurance) or to the extent recovery of insurance proceeds is prevented by Landlord's gross negligence. Tenant's duty to indemnify Landlord under this
Section 9.6 shall survive the expiration or earlier termination of this Lease
-----------
with respect to events occurring during the Term. Landlord agrees to cooperate with Tenant in the defense of any claim undertaken by Tenant pursuant to this Section.


                                   ARTICLE X
                                      USE
                                      ---



     10.1  USE.
           ---

           (A).  PERMITTED.  Tenant may use the Parcels for any lawful purpose.
                 ---------

           (B).  ENVIRONMENTAL COMPLIANCE.
                 ------------------------

                 (I)   Defined Terms.  The term "Applicable Environmental
                       -------------
Laws" shall mean any applicable laws, regulations or ordinances pertaining to health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 or otherwise (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, the Hazardous and Solid Waste Amendments of 1984 or otherwise (as amended, hereinafter called "RCRA"), and the California Health & Safety Code Section 25501(j). The terms "hazardous substance" and "release" as used in this Lease shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended or superseded by other laws so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment or other laws: and, provided further, to the extent that the laws of any state in which a Parcel is located establish a meaning for "hazardous substance", "release", "solid waste", or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

                 (II)  TENANT'S COVENANTS.  Tenant will not cause or knowingly
                       ------------------
permit the Parcels to be in violation of, or do anything or knowingly permit anything to be done which subjects Landlord, Tenant or the Parcels to any remedial obligations relating to the Parcels under or which creates a valid claim or cause of action against Landlord, Tenant (which relates to the Parcels) or the Parcels under, any Applicable Environmental Laws, including, without limitation, CERCLA, RCRA, and the environmental laws of the state in which the Parcel is located assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Parcels and Tenant will promptly notify Landlord in writing of any existing, pending or threatened investigation, claim or inquiry of which Tenant has knowledge by any governmental authority in connection with any Applicable Environmental Laws. Tenant shall obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any improvements, fixtures and equipment at any time located on the Parcels by reason of any Applicable Environmental Laws. Tenant will not use the Parcels in a manner which will result in the disposal or other release of any hazardous substance or solid waste on or to the Parcels in violation of Applicable Environmental Law and covenants and agrees to keep or cause the Parcels to be kept at levels of any hazardous substance, solid waste or environmental contaminants (including, without limitation, arsenic in soil and friable asbestos and any substance containing asbestos deemed hazardous by any Applicable Environmental Law) in accordance with Applicable Environmental Law, and to remove the amounts of the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at Tenant's sole expense to the extent required by Applicable Environmental Law. Tenant shall promptly notify Landlord in writing of any disposal or other release of any hazardous substance, environmental contaminants or solid wastes on or to the Parcels in violation of Applicable Environmental Law. In the event Tenant fails to comply with or perform any of the foregoing covenants and obligations, after thirty (30) days' prior written Notice to

Tenant, Landlord may, but shall be under no obligation to, cause the Parcels to be freed from such hazardous substance, solid waste or environmental contaminants (or if removal is prohibited by law, to take whatever action is required by law) to the extent required by Applicable Environmental Law and the reasonable cost of the removal or such other action shall be a demand obligation owing by Tenant to Landlord pursuant to this Lease. Notwithstanding the foregoing, Landlord shall have no right to cause the removal of such materials and no Event of Default (or default) shall be deemed to have occurred under this Lease so long as Tenant both: (1) is diligently and in good faith proceeding to comply with Tenant's obligation to remove such amounts of such materials; and (2) has the financial ability to so comply. Subject to the foregoing, Tenant grants to Landlord and Landlord's agents and employees access to the Parcels at reasonable times and on reasonable notice to Tenant (except in the case of an emergency), and the license to remove such hazardous substance, solid waste or environmental contaminants (or if removal is prohibited by law, to take whatever action is required by law to the extent required by Applicable Environmental Law); and except for Landlord's willful misconduct or gross negligence, agrees to indemnify and save Landlord harmless from all reasonable costs and expenses involved and from all claims (including consequential damages) asserted or proven against Landlord by any party in connection therewith. Upon Landlord's reasonable request for "good cause" (defined below), at any time and from time to time during the Term, Tenant will provide at Tenant's sole expense an inspection or audit of the Parcels reasonable in scope given the circumstances which created the "good cause" (defined below) from an engineering or consulting firm approved by Landlord, indicating the presence or absence of any hazardous substance, solid waste or environmental contaminants located on the Parcels. If Tenant fails to provide same after sixty (60) days' notice, Landlord may order same, and Tenant grants to Landlord and Landlord's employees and agents access to the Parcels and a license to undertake any testing reasonably required to obtain such inspection or audit. The cost of obtaining such inspection or audit and any expenses incurred by Landlord in connection therewith, shall, to the extent reasonable under the circumstances, be a demand obligation owing by Tenant to Landlord pursuant to this Lease. For purposes of this Section 10.1(b)(2), "good cause"
                                             ------------------
shall mean that Landlord shall have reasonable grounds to believe that release or disposal of hazardous substances or solid wastes in violation of Applicable Environmental Law has occurred on the Parcels.

           (C) Compliance With Legal Requirements.  Tenant shall at all-times
               ----------------------------------
comply with all material Legal Requirements applicable to the Land or any improvements now or hereafter situated on the Land and/or the use thereof.


     10.2  CONTEST OF LEGAL REQUIREMENTS.
           -----------------------------

     Tenant shall have the right at its sole cost and expense to contest the validity of any Legal Requirements applicable to the Parcels by appropriate proceedings diligently conducted in good faith; and upon the request of Tenant and at Tenant's sole cost and expense, Landlord will join and cooperate with Tenant in such proceedings. Subject to Section 8.3, and any other provision of
                                        -----------
this Lease to the contrary notwithstanding, Tenant's right to contest Legal Requirements must be exercised in such a manner as to avoid any exposure of the Parcels or any part thereof to foreclosure or execution sale or exposure of Landlord to civil or criminal penalties arising from Tenant's non-compliance with such Legal Requirements. Tenant shall defend and indemnify Landlord against, and hold

Landlord harmless from, any and all liability, loss, cost, damage, injury or expense (including, without limitation, attorneys' fees and costs) which Landlord may sustain or suffer by reason of Tenant's failure or delay in complying with, or Tenant's contest of, any such Legal Requirements (or Landlord's contest, if requested in writing by Tenant), and Tenant's duty to indemnify Landlord under this Section 10.2 shall survive the expiration or
                              ------------
earlier termination of this Lease.


                                   ARTICLE XI
                             UTILITIES AND SERVICES
                             ----------------------


     11.1  SERVICES TO THE PARCELS.
           -----------------------

     At Tenant's sole cost and expense, Tenant shall make its own arrangements for the provision of all utilities and services to be provided to or consumed on the Parcels, including, without limitation, air conditioning and ventilation, service contracts, heating, electric power, telephone, water (both domestic and fire protection), sanitary sewer, storm drain, natural gas and janitorial services, including for the installation, maintenance and repair of service lines and meters to measure Tenant's consumption of such utilities.


                                  ARTICLE XII
               MAINTENANCE AND REPAIRS; SURRENDER OF THE PARCELS
               -------------------------------------------------


     12.1  TENANT OBLIGATIONS.
           ------------------

     Landlord shall have no obligation to maintain the Parcels. Tenant shall at all times and at Tenants' sole cost and expense maintain the Parcels in good repair, normal wear and tear and casualty excepted.


     12.2  SURRENDER OF THE PARCELS.
           ------------------------

     Except as provided in Section 20.1 below, upon the expiration or earlier
                           ------------
termination of the Term, Tenant shall surrender each Parcel to Landlord in its then "AS-IS" condition, including, without limitation, any condition resulting from: (i) wear and tear; (ii) obsolescence and damage by fire or other casualty, act of God or the elements; (iii) damage that is caused by Landlord, its agents, employees or contractors; and (iv) any improvements, in, to or of the Parcels or on the Land which are not Tenant's Property which Tenant may elect to remain on the Land or the Parcels. Title to all Tenant's Property shall be and remain in Tenant, and at any time during the Term of this Lease, the same may be removed by Tenant, or, at Tenant's abandonment or written election, surrendered with the Parcels, in which event title to such surrendered property shall, if Landlord so elects in Landlord's sole discretion, be deemed transferred to Landlord. Any of such property that is not removed from the Parcels on or prior to the expiration or early termination of this Lease or any Lease Supplement shall be considered abandoned and Landlord may deal with it as Landlord elects.


                                  ARTICLE XIII
                                     LIENS
                                     -----

     13.1

     Except for claims that Tenant is contesting in good faith in such manner as to avoid any exposure of the Parcels or any part thereof to foreclosure or execution sale, Tenant shall promptly pay and discharge all claims for work or labor done, supplies furnished or services rendered to the Parcels, and shall keep the Parcels free and clear of all mechanics' and materialmen's liens in connection therewith.

                                  ARTICLE XIV
                             ASSIGNMENT BY LANDLORD
                             ----------------------



     14.1  FURTHER MORTGAGES OR ENCUMBRANCES BY LANDLORD.
           ---------------------------------------------

     Except for the SBLF Deed of Trust (which is hereby approved by Tenant), Landlord shall not cause or create any mortgages, deeds of trust, encumbrances or exception to exist with respect to the Parcels at any time.


     14.2  LANDLORD'S RIGHT TO SELL.
           ------------------------

     Landlord may not transfer all or any portion of its right, title and interest in any Parcel; provided, however that nothing contained in this Lease shall be deemed in any way to limit, restrict or otherwise affect the right of Landlord at any time and from time to time to sell or transfer all or any portion of its right, title and estate in any Parcel to: (1) a Landlord Affiliate (excluding, however, a non-substantive entity that is formed specifically for purposes of owning the Parcels subject to this Lease and has no other substantive operations or which is a special purpose entity under the provisions of EITF 90-15); or (2) another financial institution (excluding, however, a non-substantive entity that is formed specifically for purposes of owning the Parcels subject to this Lease and has no other substantive operations or which is a special purpose entity under the provisions of EITF 90-15) with a net worth in excess of $100,000,000; or (3) if an Event of Default has occurred and is continuing at the time of such sale or transfer, to any Entity. Any sale or transfer by Landlord whatsoever shall by its express terms recognize and confirm the right of possession of Tenant to the Parcels and Tenant's other rights arising out of this Lease shall not be affected or disturbed in any way by any such sale, transfer, assignment or conveyance (except for any disturbance resulting from a foreclosure sale conducted pursuant to the laws of the state where each Parcel is located at which independent third party bids were permitted pursuant to the SBLF Deed of Trust), and any transferee shall expressly assume in writing all obligations of Landlord to be performed following the date of transfer. Nothing in this Section 14.2 shall prohibit
                                                 ------------
Landlord from selling rents pursuant to the Participation Agreement and/or the rent purchase agreement executed by and between Landlord and the Rent Purchasers (without transferring Landlord's interest in the Parcels) to any financial institution.


     14.3  TRANSFER OF FUNDS AND PROPERTY.
           ------------------------------

     At each time Landlord sells, assigns, transfers or conveys the entire right, title and estate of Landlord in any Parcel and in this Lease, Landlord shall turn over to the transferee any funds or other property then held by Landlord under this Lease and thereupon all the liabilities and obligations on the part of the Landlord under this Lease arising after the effective date of such sale, assignment, transfer or conveyance shall terminate as to the transferor and be binding upon the transferee.


                                   ARTICLE XV
                           ASSIGNMENT AND SUBLEASING
                           -------------------------


     15.1  RIGHT TO ASSIGN.
           ---------------

           (A) TENANT'S RIGHT.  Provided that there is not an Event of Default
               --------------
under this Lease which is continuing and uncured or if there is such an Event of Default, provided that Tenant cures the Default in connection with the assignment, Tenant shall have the right, at any time and from time to time during the Term, to assign all or any portion of its right, title and estate in any Parcel and in this Lease without approval by Landlord. Any such assignee, immediate or remote, shall have the same right of assignment. Any such assignment shall be evidenced by a written instrument, properly executed and acknowledged by all parties thereto and, at Tenant's election, duly recorded in the Official Records, wherein and whereby the assignee assumes all of the obligations of Tenant under this Lease. Notwithstanding any such assignment and assumption or any sublease permitted under Section 15.2 hereof, Tenant shall remain primarily liable for all
      ------------
obligations and liabilities on the part of Tenant theretofore or thereafter arising under this Lease and all Lease Supplements.

           (B) NOTICE.  Tenant shall, promptly after execution of each
               ------
assignment, notify Landlord of the name and mailing address of the assignee and shall, on demand, permit Landlord to examine and copy the assignment agreement.


     15.2  RIGHT TO SUBLET.
           ---------------

           (A) TENANT'S RIGHT.  Tenant shall have the right, at any time and
               --------------
from time to time during the Term, to sublet all or any portion of any Parcel and to extend, modify or renew any sublease without the approval of Landlord.

           (B) NOTICE.  Tenant shall, promptly after execution of each sublease,
               ------
notify Landlord of the name and mailing address of the subtenant and shall, on demand, permit Landlord to examine and copy the sublease.


     15.3  MORTGAGE BY TENANT.
           ------------------

     Tenant shall not have the right to mortgage, pledge or otherwise encumber all or any portion of the right, title and estate of Tenant in any Parcel or in this Lease, without the consent of Landlord. Landlord shall not unreasonably withhold its consent to any equipment lease entered into by Tenant.


                                  ARTICLE XVI
                                 EMINENT DOMAIN
                                 --------------



     16.1  TOTAL OR SUBSTANTIAL TAKING.
           ---------------------------

     If title or access is taken for any public or quasi-public use, or under any statute or by right of condemnation or eminent domain, or by sale in lieu thereof (a "Taking") with respect to any or all of a Parcel, or if title to so much of the Parcel or access thereto is Taken, or if the Parcel or access thereto is damaged, blocked or impaired by the Taking, so that, in Tenant's reasonable discretion, such Parcel or access thereto, even after a reasonable amount of reconstruction thereof, will no longer be suitable for the conduct of Tenant's (and/or Tenant's subtenants') business, then in any such event, this Lease shall terminate on the date of such Taking. Notwithstanding the foregoing, Tenant's right to purchase the Parcels shall survive any such termination as to the portion of a Parcel not taken pursuant to and in accordance with Section 20.1 below.
                ------------


     16.2  PARTIAL TAKING.
           --------------

     If any part of a Parcel, or access thereto, shall be Taken, and the Parcel or the remaining part thereof and access thereto will be, in Tenant's reasonable discretion, suitable for the conduct of Tenant's (and/or Tenant's subtenants') business in a manner consistent with the conduct of such business prior to such Taking, all of the terms, covenants and conditions of this Lease and the Lease Supplement covering such Parcel shall continue, except that Base Rent shall be adjusted to reflect the decreased Lease Investment Balance or Site Investment Balance
and Improvements Investment Balance, if the terms of Section 6.3 are
                                                     -----------
also applicable, remaining after application thereto of the award made to Landlord for such Taking.


     16.3  TEMPORARY TAKING.
           ----------------

     If the whole or any part of any Parcel is Taken for temporary use or occupancy, this Lease shall not terminate by reason thereof and Tenant shall continue to pay, in the manner and at the times herein specified, the full amount of the Base Rent payable by Tenant hereunder, and, except only to the extent that Tenant may be prevented from so doing by reason of such Taking, Tenant shall continue to perform and observe all of the other terms, covenants and conditions hereof on the part of Tenant to be performed and observed, as though the Taking had not occurred. In the event of any such temporary Taking, Tenant shall be entitled to receive the entire amount of the award made for the Taking, whether paid by way of damages, rent or otherwise. If the temporary Taking is for a term in excess of thirty (30) days, then the Taking shall be treated as a permanent Taking and be governed by Sections 16.1 or 16.2, as
                                                 ---------------------
applicable.


     16.4  DAMAGES.
           -------

     The compensation attributable to any Parcel (in each case the compensation or value shall be determined as of the date of the Taking) awarded or paid upon any Taking (other than a temporary Taking, which shall be governed by Section
                                                                      -------
16.3) in excess of $500,000, whether awarded to Landlord, Tenant, or both of
----
them, shall be held by Landlord to be applied against the Lease Investment Balance, and all accrued and unpaid Base Rent and Additional Rent. Any compensation below the amount of $500,000 shall be paid directly to Tenant and applied and used as Tenant may direct in its sole discretion for any construction, restoration or reconstruction purposes in connection with any improvements on the Land which were affected by such taking. Any portion of such compensation which Tenant does not want to use for any construction, restoration or reconstruction shall be paid as follows (the order of payment as set forth below shall be the "Distribution Formula"): (1) to Landlord (but only to the extent of the then-existing Lease Investment Balance); and (2) with any remaining excess to be paid to Tenant. Any compensation in excess of the Lease Investment Balance plus all accrued and unpaid Base Rent and Additional Rent shall be paid to Tenant.


     16.5  NOTICE AND EXECUTION.
           --------------------

     Immediately upon service of process upon Landlord or Tenant in connection with any Taking relating to any Parcel or any portion thereof or access thereto, each party shall give the other Notice thereof. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this Article XVI. Tenant reserves the right to appear in and to
                   -----------
contest any proceedings in connection with any such Taking. Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in complying with Landlord's obligations under this Section 16.5.
     ------------

                                  ARTICLE XVII
                             DAMAGE OR DESTRUCTION
                             ---------------------


     17.1  CASUALTY.
           --------

     If any of the improvements now or hereafter situated on the Land (including the Improvements) are damaged or destroyed by fire or other casualty, except as provided to the contrary in Section 17.2, this Lease shall continue in full
                            ------------
force and effect without any abatement or reduction in Base Rent, and Tenant, at Tenant's election, shall either (a) restore such improvements substantially to their condition prior to the damage or destruction, or such other condition as Tenant shall elect, subject to Landlord's approval in accordance with the terms of Paragraph 12 of the Construction Management Agreement, which shall not be
   ------------
unreasonably withheld, or (b) not restore such improvements, but perform, or cause to be performed, at Tenant's sole cost and expense, any work or service required by any Legal Requirement for the protection of persons or property from any risk, or for the abatement of any nuisance, created by or arising from the casualty or the damage or destruction caused thereby.


     17.2  TERMINATION OF LEASE SUPPLEMENT.
           -------------------------------

     In the case of: (a) any damage or casualty of any Improvements located on a particular Parcel, which in the good faith judgment of Tenant's Board of Directors would render the Improvements either unsuitable or uneconomic for restoration or continued use by Tenant; (b) the damage or destruction of all or substantially all (as determined in good faith by Tenant's Board of Directors) of the Improvements; or (c) the damage or destruction of the Improvements where restoration cannot (as determined in good faith by Tenant's Board of Directors) reasonably be completed either within 365 days or prior to the expiration of the Term, then Tenant may elect to terminate the Lease Supplement for such Parcel. In the event Tenant terminates the Lease Supplement pursuant to the preceding sentence, Tenant shall purchase Landlord's interest in such Parcel for a purchase price equal to the Purchase Price for the Parcel as such Purchase Price is defined in Section 20.1. The purchase of Landlord's interest in the Parcel
              ------------
shall be pursuant to the terms of Section 20.1, as applicable to the Parcel.
                                  ------------


     17.3  INSURANCE PROCEEDS.
           ------------------

     In the event of any fire or other casualty, the proceeds of any insurance policies maintained by Tenant pursuant to Section 9.2 or 9.3 shall be held,
                                          ------------------
applied and dealt with as follows:

          (a) Any proceeds (per occurrence) of such policies attributable to the Improvements below the amount of Five Hundred Thousand and No/100 Dollars ($500,000) or any proceeds directly attributable to improvements constructed on the Property by Tenant solely with its own funds shall be paid directly to Tenant and applied and used as Tenant may direct in its sole discretion for any construction, restoration or reconstruction purposes in connection with any improvements located on the Land which were destroyed, damaged or affected by such casualty. Any portion of such proceeds which Tenant does not want to use (subject to the terms of Section 17.3(c)) for any construction, restoration or
                         ---------------
reconstruction shall be paid in accordance with the Distribution Formula set forth in Section 16.4 above.
         ------------

          (b) Any proceeds (per occurrence) of such policies attributable to the Improvements greater than Five Hundred Thousand Dollars ($500,000) shall be paid to an escrow agent ("Escrow Agent") mutually agreeable to the parties (but such escrow agent shall not be a party which is related to or affiliated with either of the parties to this Lease, but shall be bound by the terms of this Article XVII). Such
                                                    ------------
proceeds shall be invested by the Escrow Agent as Tenant may direct (provided, however, that such proceeds may not be invested in any securities or any debt obligations issued by Tenant). Such proceeds shall be paid by the Escrow Agent to Tenant (or to third parties as Tenant may direct), as Tenant may direct from time to time as restoration, construction or rebuilding progresses to pay the cost of any restoration, construction or rebuilding which Tenant elects to take place on the Land or any Improvements located upon the Land, so long as Landlord reasonably determines that the following conditions are satisfied at the time of such request for payment by Tenant: (i) the sum requested has been paid or is then due and payable or will become due and payable within thirty
(30) days; (ii) Tenant has the financial ability (taking into account the insurance proceeds held by the Escrow Agent) to complete the restoration, construction or rebuilding which Tenant has elected to perform; (iii) Landlord has approved the plans, if any, relating to the restoration of Improvements (which approval shall not be unreasonably withheld or delayed); and (iv) in Landlord's reasonable judgment, such restoration work which Tenant desires to perform in connection with the Improvements can be completed prior to the expiration of the Term. Landlord shall promptly upon request instruct the
Escrow Agent to make the payments requested by Tenant unless one of the four
(4) conditions described above is not satisfied at the time of such request.
Any excess insurance proceeds existing after either Tenant's completion of the restoration, construction or rebuilding which Tenant elects to perform or Tenant's failure to comply with the funding condition described in subitems
(i), (ii) and (iv) immediately above in this Section 17.3(b), shall be paid
                                             ---------------
pursuant to the Distribution Formula.

          (c) If either: (1) Tenant has not delivered written notice to Landlord within ninety (90) days after reaching final written settlement with all insurance companies regarding the amount of proceeds to be paid for the casualty in question, pursuant to which notice Tenant elects to either exercise some or all of its termination rights under Section 17.2 and/or to
                                                     ------------
fully or partially repair or restore pursuant to Section 17.1; or (2) Landlord
                                                 ------------
reasonably believes that Tenant has abandoned reconstruction or restoration work which Tenant may have elected to perform (and Tenant shall have failed to diligently recommence reconstruction or restoration work which Tenant is then able to perform within thirty (30) days after Tenant's receipt from Landlord of a Notice of Landlord's belief of Tenant's abandonment of the reconstruction or restoration work); then, in either case, the proceeds attributable to the Improvements shall be paid pursuant to the Distribution Formula.

          (d) Any insurance proceeds paid to Landlord under this Article XVII
                                                                 ------------
shall reduce the Lease Investment Balance, or Improvements Investment Balance if the terms of Section 6.3 are applicable, for such Parcel by a like amount.
                -----------


                                 ARTICLE XVIII
                                QUIET ENJOYMENT
                                ---------------


     18.1  QUIET ENJOYMENT.
           ---------------

     Landlord covenants to secure to Tenant the quiet possession of the Parcels for the full Term against all persons claiming the same, by, through or in the right of Landlord, subject to Landlord's rights and remedies under Article XIX
                                                                   -----------
upon an Event of Default by Tenant. The existence of any Permitted Title Exceptions shall not be deemed to constitute a breach of Landlord's obligations hereunder. Tenant shall, immediately upon demand, reimburse Landlord for all reasonable costs, expenses and damages incurred or paid by Landlord in the performance of Landlord's obligations under this Article XVIII (except for any costs, expenses or
                       -------------
damages arising from any Landlord liens or Landlord's willful breach of this Lease).


                                  ARTICLE XIX
                                    DEFAULT
                                    -------


     19.1  DEFAULT.
           -------

     Each of the following events shall constitute an event of default ("Event of Default") by Tenant:

           (A) Failure to Pay Base Rent.  Tenant's failure to pay any Base Rent
               ------------------------
within five (5) days after the due date.

           (B)  FAILURE TO PAY ADDITIONAL RENT.  Tenant's failure to pay any
                ------------------------------
Additional Rent which is due to Landlord within five (5) business days after written notice of any past due amount under this Lease (which due date shall be the date of Tenant's receipt of Notice from Landlord that such Additional Rent is due).

           (C)  FAILURE TO CARRY INSURANCE.  Tenant's failure to carry any
                --------------------------
policy of insurance required by Article IX, and Tenant shall not cure such
                                ----------
failure prior to ten (10) days after written notice thereof is sent to Tenant. If such failure is susceptible of cure but cannot with reasonable diligence be cured within such ten day period, and if Tenant shall promptly have commenced to cure the same and shall thereafter prosecute the curing thereof with reasonable diligence, the period within which such failure may be cured shall be extended for such further period (not to exceed an additional ten (10) days beyond the initial ten (10) day cure period) as shall be reasonably necessary for the curing thereof.

           (D)  INSOLVENCY.  Subject to Section 19.2, the occurrence of:  (i)
                ----------              ------------
an assignment by Tenant for the benefit of creditors generally; or (ii) the filing of a voluntary or involuntary petition by or against Tenant under any present or future applicable federal, state or other statute or law having for its purpose the adjudication of Tenant as a bankrupt; (iii) the appointment of a receiver, liquidator or trustee for all or a substantial portion of any Parcel by reason of the insolvency or alleged insolvency of Tenant; or (iv) the taking of possession by any department of city, county, state or federal government, or any officer thereof duly authorized, of all or a substantial portion of any Parcel by reason of the insolvency or alleged insolvency of Tenant; and Tenant's failure to timely give any Notice it is permitted to give pursuant to Section 19.2 (or, in the event Tenant gives timely Notice and
            ------------
pursues a contest under Section 19.2, Tenant's failure to finally prevail in
                        ------------
the contest).

           (E)  PLEDGE AGREEMENT.  Tenant's failure to (i) provide the
                ----------------
Collateral in accordance with the terms of the Pledge Agreement if Landlord requires Tenant to do so pursuant to Article XXIV below, or (ii) replenish the
                                     ------------
Collateral as required by the terms of the Pledge Agreement once the Collateral has been pledged.

           (F)  DEFAULT IN PAYMENT FOR OTHER CREDIT FACILITY.  Tenant's
                --------------------------------------------
failure to make any payment required of Tenant in connection with any other credit facility of Tenant of $5,000,000 or more, which payment default is not cured within any applicable notice and cure period provided by such credit facility.

           (G)  DEFAULT IN PAYMENT OF LEASE INVESTMENT BALANCE.  Failure of
                ----------------------------------------------
Tenant to pay to Landlord the Lease Investment Balance upon an Event of Default; provided, however, that with respect to an Event of Default under Sections 19.1(e), (f), (i) (but as to subsection (i) only as to Tenant's
-------------------------             --------------
failure to perform its obligations pursuant to the Termination Option (defined in Section 20.2) as set forth in clause (b) of such subsection (i)), or (j),
   -------------                 ----------         -----------------------
Tenant shall be obligated to pay only the Guaranteed Residual Value; provided, however, this Lease and all other documents executed in connection herewith shall continue and remain in full force and effect in accordance with their terms after such payment.

           (H)  BREACH OF CONSTRUCTION MANAGEMENT AGREEMENT.  Tenant's material
                -------------------------------------------
breach of its obligations under the Construction Management Agreement.


           (I)  DEFAULT IN COMPLETION OF PURCHASE OPTION OR PAYMENT OF
                ------------------------------------------------------
GUARANTEED RESIDUAL VALUE.  Failure of Tenant to (a) complete the Purchase
-------------------------
Option after election (or deemed election) to do so, or (b) to perform all of its obligations pursuant to the Termination Option if Tenant has elected to exercise the Termination Option (defined in Section 20.2) (and has not
                                            ------------
rescinded its election to exercise such option) set forth in Section 20.2,
                                                             ------------
including, without limitation, the obligations to make the payments required pursuant to Sections 20.2(b), (d) and (e).
            -----------------------------

           (J)  FINANCIAL COVENANTS.  Tenant's failure at any time during the
                -------------------
Term of the Lease, subject to quarterly compliance (as measured on the last day of each fiscal quarter of Tenant) to comply with the following Financial
Covenants:

                1) Tenant shall at all times maintain a Quick Ratio, which is defined as the sum of cash and marketable securities (classified as short or long-term) and net accounts receivable, divided by current liabilities, of not less than 1.25:1.

                2) Tenant shall at all times maintain a ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth not to exceed 0.75.

                3) Tenant shall at all times maintain Consolidated Tangible Net Worth of at least $550,000,000 plus 50% of cumulative reported net income (with no subtraction for losses), provided that consolidated stockholders' equity less intangible assets shall not fall below $550,000,000.

                4) Tenant shall not have a net loss (before one-time charges resulting from acquisitions occurring in the same quarter as the acquisition) for two consecutive fiscal quarters. Tenant's aggregate net loss for any single fiscal quarter during the Term shall not exceed 5% of consolidated stockholders' equity.

                5) Tenant shall at all times maintain a Debt Service Coverage Ratio of at least 5.0:1.

     19.2  CONTEST BY TENANT.
           -----------------

     If upon the filing of any involuntary petition of the type described in
Section 19.1(d) or upon the appointment of a receiver, other than a receiver
---------------
appointed in any voluntary proceeding referred to in Section 19.1(d), or the
                                                     ---------------
taking of possession of all or a substantial portion of a Parcel by any department of the city, county, state or federal government, or any officer thereof duly authorized, by reason of the alleged insolvency of Tenant without the consent or over the objection of Tenant, should Tenant desire to contest the same in good faith, Tenant shall, within ninety (90) days after the filing of the petition or after the appointment or taking of possession, give Notice to Landlord that Tenant proposes to make the contest, and the same shall not constitute an Event of Default so long as Tenant shall prosecute the proceedings with due diligence and no part of any Parcel shall be exposed to sale by reason of the continuance of the contest.


     19.3  LANDLORD'S REMEDIES.
           -------------------

     Landlord shall have the remedies specified below:

           (A) CONTINUE LEASE.  In connection with an Event of Default, Landlord
               --------------
shall have the right to enforce, by suit or otherwise, all other covenants and conditions hereof to be performed or complied with by Tenant and to exercise all other remedies permitted by the laws of the state in which the Parcel is located. Upon application by Landlord, a receiver may be appointed to take possession of such Parcel and exercise all rights granted to Landlord as set forth in this Section 19.3.
              ------------

           (B) TERMINATE LEASE.  In connection with an Event of Default other
               ---------------
than an Event of Default under Section 19.1 (e), (f), (i) (but as to
                               --------------------------
subsection (i) only as to Tenant's failure to perform its obligations pursuant
--------------
to the Termination Option (defined in Section 20.2) as set forth in clause (b)
                                      ------------                  ----------
of subsection (i)), or (j), Landlord may terminate this Lease or any Lease
   -----------------------
Supplement, by giving Tenant Notice thereof, at any time after the occurrence of such Event of Default. In such event Tenant shall be obligated to purchase the Parcel (if Landlord has terminated only the Lease Supplement for such Parcel) or all of the Parcels (if Landlord has terminated this Lease) for an amount equal to the Purchase Price for all of the Parcels described in the Purchase Option contained in Section 20.1 below (that is, all accrued Base
                             ------------
Rent, Additional Rent and the Lease Investment Balance under each Lease Supplement). If the Event of Default is under Sections 19.1 (e), (f), (i) (but
                                              ---------------------------
as to subsection (i) only as to Tenant's failure to perform its obligations
      --------------
pursuant to the Termination Option (defined in Section 20.2) as set forth in
                                               ------------
clause (b) of subsection (i)) or (j), Tenant shall be obligated to pay only
----------    ----------------------
the Guaranteed Residual Value. Landlord shall also have its other remedies at law (including its rights under the SBLF Deed of Trust and Pledge Agreement), provided, however, that Tenant's option to purchase the Parcels pursuant to
Section 20.1 shall survive any termination of this Lease up through the date
------------
of foreclosure sale under the SBLF Deed of Trust.

           (C) LANDLORD'S CONTINUING OBLIGATION TO SELL.  Except in the case
               ----------------------------------------
of a foreclosure under the SBLF Deed of Trust, in the event Landlord obtains possession of a Parcel pursuant to the terms of this Lease (because of Tenant's default, Lease expiration, or otherwise), Landlord shall be under a continuing obligation to use its commercially reasonable efforts to sell such Parcel to one or more unrelated third parties; provided, however, that for a period of thirty (30) days following such termination, Tenant shall have the exclusive option to purchase such Parcel for the Purchase Price (as defined below), and provided further, however, that Landlord shall not be
                    ----------------  -------
required to sell or attempt to sell any portion of such Parcel (i) in a manner, or under circumstances, that could materially impair Landlord's ability to enforce any of its rights or remedies under this Lease (as determined in Landlord's sole discretion exercised in good faith) or (ii) at a time when market conditions render it inadvisable to sell or attempt to sell such Parcel (as determined in Landlord's sole discretion exercised in good faith). Upon the occurrence of any such sale Landlord shall be obligated to pay to Tenant any excess of the amount realized by Landlord in connection with such sale over the Purchase Price (defined below). For purposes of the preceding sentence, the amount realized by Landlord upon a sale of a Parcel shall be net of Landlord's reasonable sale expenses and other expenses reasonably incurred by Landlord to consummate such sale. Landlord's obligation to pay such excess to Tenant shall survive any termination of this Lease. Tenant agrees that the Landlord will be deemed to be acting in good faith if it refuses to sell its interest for less than the excess of the Lease Investment Balance over the Guaranteed Residual Value.

     In the event there is a foreclosure sale under the SBLF Deed of Trust, then the party acquiring the property sold at such foreclosure sale (the "Purchaser") shall have the option to purchase the fee simple interest in all, but not less than all, of the then-existing Parcels owned by Landlord on the following terms:
(i) such option to purchase must be exercised by written notice delivered to Landlord no later than thirty (30) days following the date of completion of the foreclosure sale, as evidenced by the recordation of a deed conveying such property so sold at foreclosure by the trustee under the SBLF Deed of Trust;
(ii) the purchase price for the fee simple interest in the then-existing Parcels shall be the Purchase Price set forth in Section 20.1(a) of the Lease (as
                                         ---------------
adjusted to take into account all reductions in the Lease Investment Balance resulting from payments received by Landlord, including proceeds received by Landlord as a result of the foreclosure sale); and (iii) the purchase and sale of the then-existing Parcels shall be consummated in the manner described in
Section 20.1(c) of the Lease.  In the event such Purchaser fails to timely
---------------
exercise the foregoing purchase option, the purchase option shall expire and Landlord shall thereafter have no further obligation to sell the then-existing Parcels.


     19.4  NO WAIVER.
           ---------

     No failure by Landlord or Tenant to insist upon the strict performance of any term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial Base Rent or Additional Rent during the continuance of any breach shall constitute a waiver of any such breach or of the term, covenant, or condition. No term, covenant or condition of this Lease to be performed or complied with by Tenant or Landlord, and no breach thereof, shall be waived, terminated, altered or modified except by a written instrument executed by Landlord and Tenant. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant, and condition of this Lease shall continue in full force and effect with respect to any other then existing subsequent breach thereof.


     19.5  EFFECT OF ASSIGNMENT.
           --------------------

     Notwithstanding an Entity's prior assignment or transfer of its interest as Tenant under this Lease, so long as Landlord has been given Notice of such assignment pursuant to Sections 15.1 and 21.3, Landlord shall give such Entity
                       ----------------------
copies of all

Notices required by this Article XIX in connection with any Event of Default,
                         -----------
and such Entity shall have the period granted hereunder to Tenant to cure such Event of Default, unless such Entity shall have been released from all obligations arising under this Lease. Landlord may not assert any rights against such Entity in the absence of such Notice and opportunity to cure, so long as Landlord has been given Notice of such assignment pursuant to Sections
                                                                      --------
15.1 and 21.3.
-------------


     19.6  LANDLORD CURE RIGHT.
           -------------------

     If Tenant fails to perform any covenant or agreement to be performed by Tenant under this Lease, and if the failure or default continues for thirty (30) days after Notice to Tenant (except for emergencies and except for payment of any lien or encumbrance threatening the imminent sale of any Parcel or any portion thereof, in which case payment or cure may be made as soon as necessary to minimize the damage to person or property caused by such emergency or to prevent any such sale), Landlord may, but shall have no obligation to, pay the same and cure such default on behalf of and at the expense of Tenant and do all reasonably necessary work and make all reasonably necessary payments in connection therewith including, but not limited to, the payment of reasonable attorneys' fees and disbursements incurred by Landlord. Notwithstanding the foregoing, Landlord shall have no right to cure any such failure to perform by Tenant so long as Tenant: (1) is diligently and in good faith attempting to cure such matter and prosecuting such cure to completion; (2) has the financial ability to so comply; and (3) commenced cure of such matter within thirty (30) days after Tenant's receipt of Notice thereof from Landlord. Failure by Tenant to comply with the above shall allow Landlord to commence in a reasonable and customary manner and in good faith to attempt to cure such matter. Upon demand, Tenant shall reimburse Landlord for the reasonable amount so paid, together with interest at the Default Rate from the date incurred until the date repaid.


                                   ARTICLE XX
                    TENANT'S OPTION TO PURCHASE OR TERMINATE
                    ----------------------------------------



     20.1  OPTION TO PURCHASE PARCELS.
           ---------------------------

           (A) PURCHASE OPTION.  On any Rent Payment Date during the Term,
               ---------------
Tenant shall have the option ("Purchase Option") to purchase all, but not less than all, of a Parcel covered by a Lease Supplement. The purchase price ("Purchase Price") for the Parcel shall be the sum of accrued and unpaid Base Rent, any accrued and unpaid Additional Rent, plus the Lease Investment Balance under the applicable Lease Supplement.

           (B) PURCHASE OPTION EXERCISE NOTICE.  If Tenant desires to exercise
               -------------------------------
the Purchase Option, Tenant shall deliver to Landlord thirty (30) days prior written notice ("Purchase Option Exercise Notice") of Tenant's election. If Tenant does not exercise the Termination Option with respect to any Parcel as provided in Section 20.2 below it shall be deemed to have exercised the
            ------------
Purchase Option with respect to such Parcel.

           (C) TRANSFER.  If Tenant exercises the Purchase Option, the
               --------
purchase and sale of the Parcels shall be consummated as follows:

               (i) Landlord shall grant and convey the Parcels to Tenant, its authorized agent or assignee, pursuant to a duly executed and acknowledged assignment and assumption of leasehold interest (as to the Land) and a grant deed as to the Parcels (collectively herein the "Deed"), free and clear of all title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way and restrictive covenants or conditions, of record, placed against the Parcels by Landlord except for (A) the Permitted Title Exceptions (but not the SBLF Deed of Trust), and (B) any UCC-1 filed or recorded which evidence security interests encumbering the Parcels or any part thereof in favor of SBLF, which security interests SBLF shall cause to be released so that they no longer affect the Parcels.

               (ii) The Purchase Price shall be paid upon delivery of the Deed and any other documents reasonably requested by Tenant (the "Additional Documents") to evidence the transfer of the Parcels subject to the Permitted Title Exceptions (excluding the SBLF Deed of Trust, and any UCC-1 filed or recorded which evidence security interests encumbering the Parcels or any part thereof in favor of SBLF, which security interests SBLF shall cause to be released so that they no longer affect the Parcels). In the event that Tenant elects to assign the Purchase Option pursuant to Section 20.1(d) below, and
                                                 ---------------
Tenant's assignee pays an amount less than the Purchase Price for the Parcels, Tenant shall pay to Landlord any excess of the Purchase Price over the amount paid by such assignee. Landlord shall deliver the Deed and the Additional Documents to Tenant or Tenant's assignee on the date for closing specified by Tenant in the Purchase Option Exercise Notice. The closing shall take place at the location and in the manner reasonably set forth by Tenant or Tenant's Assignee in the Purchase Option Exercise Notice; provided that the date of closing shall occur no later than the last day of the Term of the Lease.

                (iii) If Landlord shall fail to cause title to be in the condition required in Section 20.1(c)(i) above within the time herein
                      ------------------
prescribed for the delivery of the Deed, then Tenant shall have the right (in addition to all other rights provided by law or in equity) by a written notice to Landlord: (1) to extend the time (notwithstanding the Expiration Date of this Lease) in which Landlord shall clear title and deliver the Deed and Additional Documents, during which extension this Lease shall remain in full force and effect, except Tenant shall be released from its obligation to pay Base Rent and Additional Rent during the extension; (2) to accept delivery of the Deed and Additional Documents subject to such title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way and restrictive covenants or conditions specified and set forth in the Deed and not cleared by Landlord; (3) to rescind, by notice to Landlord and without any penalty or liability therefor, any and all obligations Tenant may have under and by virtue of the Purchase Option or the exercise thereof, whereupon this Lease shall remain in full force and effect; (4) to accept delivery of the Deed and the Additional Documents and if the title exception is curable by the payment of money, Tenant may make such payment and such payment shall be a credit against the Purchase Price in favor of Tenant.

               (iv) Base Rent shall be prorated and paid and all Additional Rent which is then due and payable shall be paid as of the date title to the Parcel is vested of record in Tenant. Tenant shall pay the escrow fees; the recorder's fee for recording the Deed; the premium for the title insurance policy; all documentary transfer taxes; Tenant's attorneys' fees; Landlord's reasonable attorneys' fees; all other costs and expenses incurred by Tenant in consummating the transfer of the Parcel; and all reasonable expenses (except as specified in the next sentence)
incurred by Landlord in consummating the transfer of the Parcel pursuant to this Section 20.1. Landlord shall pay the costs and expenses of clearing title
     ------------
as required by Section 20.1(c)(i).
               ------------------

           (D) ASSIGNMENT.  Tenant shall have the right, without Landlord's
               ----------
consent, to assign this Purchase Option, in whole, to any Entity at any time, whether or not Tenant also assigns its interest in the Lease.


     20.2  TERMINATION OPTION.
           ------------------

           (A) NOTICE.  Provided that no Event of Default has occurred and is
               ------
then continuing, unless Tenant has notified Landlord prior to such date that it elects the Purchase Option, Tenant may, on the date which is six (6) months prior to the expiration of the Term, exercise an option ("Termination Option") to sell any Parcel; provided, however that at any time Tenant can rescind its election to exercise its Termination Option if it then exercises its Purchase Option pursuant to Section 20.1 above. The six (6) month period is referred to
                   ------------
herein as the "Sales Period".

           (B) TERMINATION OPTION.  After giving the notice set forth in
               ------------------
section (a) above Tenant shall then use its best efforts to sell the Parcel for cash to a third party purchaser (who is not an affiliate of Tenant within the meaning of Rule 405 under the Securities Act of 1933) and, if the Parcels are not conveyed to such purchaser prior to the expiration of the Term, Tenant shall have no further right to sell the Parcels and Landlord may, at its option either allow the Tenant to holdover pursuant to Section 6.2 above, or
                                                       -----------
terminate the Lease in which case Tenant shall immediately vacate the Parcels, and quitclaim all interest of Tenant, if any, therein to Landlord, and pay to Landlord the Guaranteed Residual Value as provided in Section 20.2(d) below.
                                                      ---------------
           (C) TERMINATION OPTION PROCEDURES.  In the event that Tenant elects
               -----------------------------
the Termination Option, Tenant shall use its best efforts throughout the Sales Period to obtain a purchaser (who is not an affiliate of Tenant as described above) for the Parcels. Tenant shall have the exclusive right to market the Parcels during the first three (3) months of the Sales Period (the "Exclusive Period"). Landlord may direct Tenant to hire and pay for no more than one (1) commission sales agent after the expiration of the Exclusive Period. Except as otherwise provided below, any sale by Tenant shall be for the highest cash bid submitted to Tenant, including any cash bid submitted by Landlord. The determination of the highest bid shall be made by Landlord prior to the end of the Sales Period. After the end of the Exclusive Period, Landlord may accept any bid solicited by Landlord, Tenant or its agent, in which case Tenant's sales effort may be suspended until the earlier of the closing of such sale on the last day of the Term or revocation or rejection of such cash bid. Notwithstanding the above provisions, Tenant may (i) accept during the Exclusive Period any cash bid (net of expenses of sale) which exceeds the Lease Investment Balance, or (ii) rescind the Termination Option at any time so long as it is exercising its Purchase Option, which shall be prior and superior to an accepted offer from a third party. If Landlord undertakes any sales efforts, Tenant shall promptly reimburse Landlord for any reasonable charges, costs and expenses incurred in such effort, including any commissions, allocated time charges, costs and expenses of internal counsel, external counsel or other attorneys' fees.

           (D) PAYMENTS UNDER TERMINATION OPTION.  If Tenant elects the
               ---------------------------------
Termination Option with respect to any Parcel, Tenant shall pay to Landlord on the last day of the Term in immediately available funds any Base Rent or Additional Rent due and owing under the applicable Lease Supplement and this Lease. Except as provided in Section 20.2(e), the proceeds (the "Proceeds") of
                             ---------------
any sale of a Parcel pursuant to the Termination Option shall be paid to Landlord upon any such sale without deductions, and not later than the expiration of the Lease Term. If a Parcel is not sold and conveyed to a purchaser in exchange for Proceeds on or before the expiration of the Lease Term, then on the expiration of the Lease Term, Tenant shall pay to Landlord in immediately available funds an amount equal to the then Guaranteed Residual Value under the applicable Lease Supplement, or if the terms of Section 6.3
                                                                -----------
apply, the Guaranteed Residual Value portion of the Site Investment Balance and Improvements Investment Balance with respect to the applicable Lease Supplement.

           (E) PROCEDURES UPON SALE UNDER THE TERMINATION OPTION.  Any sale
               -------------------------------------------------
pursuant to the Termination Option shall be consummated on the last day of the Term. To the extent the Proceeds exceed the Lease Investment Balance under the applicable Lease Supplement plus any holdover rent due to Landlord under
Section 4.2 above, and such excess shall be paid out of escrow to Tenant. Upon
-----------
payment to Landlord of all amounts due it under this Lease and the applicable Lease Supplement, Landlord shall execute and deliver to the purchaser of the Parcel a grant deed in the same manner and subject to the same conditions and obligations as are set forth in Section 20.1(c) above and have the same
                                ---------------
obligation to deliver title and remove exceptions as set forth in said Section. Except as provided in the second sentence of this subparagraph, the Proceeds shall be applied first to the Lease Investment Balance under the applicable Lease Supplement plus any holdover rent due to Landlord under
Section 4.2 above, Tenant shall then reimburse Landlord for the excess of the
-----------
Lease Investment Balance under the applicable Lease Supplement (calculated immediately prior to receipt of the Proceeds) over the Proceeds, up to the amount of the Guaranteed Residual Value under the applicable Lease Supplement. In the event the terms of Section 6.3 are applicable, the Proceeds shall be
                          -----------
applied as follows: first, Landlord shall obtain an appraisal allocating values between the Land and the Improvements; then the Proceeds shall be applied to the Land and Improvements in the proportions set forth in the appraisal. If the Proceeds allocated to the Land are less than the Site Investment Balance (calculated immediately prior to receipt of the Proceeds), Tenant shall reimburse Landlord in an amount equal to the difference between the Site Investment Balance and the Proceeds up to but not to exceed the Guaranteed Residual Value portion of the Site Investment Balance. If the Proceeds allocated to the Improvements (calculated immediately prior to receipt of the Proceeds) are less than the Improvements Investment Balance, Tenant shall reimburse Landlord in an amount equal to the difference between the Improvements Investment Balance and the Proceeds, up to but not to exceed the Guaranteed Residual Value portion of the Improvements Investment Balance.


                                  ARTICLE XXI
                                 MISCELLANEOUS
                                 -------------


     21.1  RELATIONSHIP.
           ------------

      Neither this Lease nor any agreements or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as constituting Landlord and Tenant as partners or joint venturers, one with the other, or as creating any partnership, joint venture, association or, except as set forth in
Section 21.2 below, any other relationship other than that of landlord and
------------
tenant: and, except as set forth in Section 21.2 below, both Landlord and Tenant
                                    ------------
agree not to make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving either Landlord or Tenant or the subject matter of this Lease.


     21.2  FORM OF TRANSACTION:  CERTAIN TAX MATTERS.
           -----------------------------------------

           (a) Landlord and Tenant hereby agree and declare that the transactions contemplated by this Lease are intended to constitute, both as to matters of form and substance:

               (i)   an operating lease for financial accounting purposes, and

               (ii) a financing arrangement (and not a "true lease") for purposes of Federal, state and local income, property or other forms of tax.


Accordingly, and notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant agree and declare that (A) the transactions contemplated hereby are intended to have a dual, rather than single, form and
(B) all references in this Lease to the "Lease" of the Parcels which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of Landlord and Tenant as to the true form of such arrangements.

           (b) Landlord and Tenant agree that, in accordance with their intentions and the substance of the transactions contemplated hereby, Tenant (and not Landlord) shall be treated as the owner of the Parcels for Federal, state, local income and property tax purposes and this Lease shall be treated as a financing arrangement. Tenant shall be entitled to take any deduction, credit allowance or other reporting, filing or other tax position consistent with such characterizations. Landlord shall not file any Federal, state or local income tax returns, reports or other statements in a manner which is inconsistent with the foregoing provisions of this Section 21.2.
                                                   ------------

           (c) Tenant acknowledges that it has retained accounting, tax and legal advisors to assist it in structuring this Lease and Tenant is not relying on any representations of Landlord regarding the proper treatment of this transaction for accounting, income tax or any other purpose.


     21.3  NOTICES.
           -------

      Each Notice shall be in writing and shall be sent by personal delivery, overnight courier (charges prepaid or billed to the sender) or by the deposit of such with the United States Postal Service, or any official successor thereto, designated as registered or certified mail, return receipt requested, bearing adequate postage and in each case addressed as provided in the Basic Lease Provisions. Each Notice shall be effective upon being personally delivered or actually received. The time period in which a response to any such Notice must be given or any action taken with respect thereto shall commence to run from the date of personal delivery or receipt of the Notice by the addressee thereof, as reflected on the return receipt of the Notice. Rejection or other refusal to accept shall be deemed to be receipt of the Notice sent. By giving to the other party at least thirty (30) days' prior Notice thereof, either party to this Lease shall have the right from time to time during the Term of this Lease to change the address(es) thereof and to specify as the address(es) thereof any other address(es) within the continental United States of America.


     21.4  SEVERABILITY OF PROVISIONS.
           --------------------------

      If any term, covenant or condition of this Lease shall be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to Entities or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby.


     21.5  ENTIRE AGREEMENT: AMENDMENT.
           ---------------------------

      This Lease constitutes the entire agreement of Landlord and Tenant with respect to the subject matter hereof. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.


     21.6  MEMORANDUM OF AMENDED AND RESTATED LEASE.
           ----------------------------------------

      Neither party shall record this Lease. However, concurrently with the execution of any Lease Supplement, Landlord and Tenant shall execute a Memorandum of Amended and Restated Lease ("Memorandum of Lease") in the form attached hereto as Exhibit F and by this reference made a part hereof, which
                   ---------
Memorandum of Lease shall be promptly recorded in the Official Records.


     21.7  SUCCESSORS AND ASSIGNS.
           ----------------------

      Subject to Articles XIV and XV, this Lease shall inure to the benefit of
                 -------------------
and be binding upon Landlord and Tenant and their respective heirs, executors, legal representatives, successors and assigns. Whenever in this Lease a reference to any Entity is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such Entity.


     21.8  COMMISSIONS.
           -----------

      Landlord and Tenant each represent and warrant that neither has dealt with any broker in connection with this transaction and that no real estate broker, salesperson or finder has the right to claim a real estate brokerage, salesperson's commission or finder's fee by reason of contact between the parties brought about by such broker, salesperson or finder. Each party shall hold and save the other harmless of and from any and all loss, cost, damage, injury or expense arising out of or in any way related to claims for real estate broker's or salesperson's commissions or fees based upon allegations made by the claimant that it is entitled to such a fee from the indemnified party arising out of contact with the indemnifying party or alleged introductions of the indemnifying party to the indemnified party.


     21.9  ATTORNEYS' FEES.
           ---------------

      In the event any action is brought by Landlord or Tenant against the other to enforce or for the breach of any of the terms, covenants or conditions contained in this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed by the court, together with costs of suit therein incurred. Tenant shall pay the reasonable attorneys' fees incurred by Landlord for the review and negotiation of this Lease.


     21.10  GOVERNING LAW.
            -------------

      This Lease and the obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of California, provided that any security documents shall be governed by local law to the extent any of the Parcels covered by such documents are located outside the State of California.

     21.11  COUNTERPARTS.
            ------------

      This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.


     21.12  TIME IS OF THE ESSENCE.
            ----------------------

      Time is of the essence of this Lease, and of each provision hereof.


     21.13  NO THIRD PARTY BENEFICIARIES.
            ----------------------------

      This Lease is entered into by Landlord and Tenant for the sole benefit of Landlord and Tenant. There are no third party beneficiaries to this Lease.


     21.14  LIMITATIONS ON RECOURSE.
            -----------------------

      Except for the gross negligence or willful misconduct of Landlord or Tenant, the obligations of Tenant and Landlord under this Lease shall be without recourse to any partner, officer, trustee, beneficiary, shareholder, director or employee of Tenant or Landlord. Landlord's liability to Tenant for any default by Landlord under this Lease: (1) shall be limited to Landlord's equity in the Parcels; and (2) shall extend to any actual damages of Tenant, but shall not extend to any foreseeable and unforeseeable consequential damages.


     21.15  ESTOPPEL CERTIFICATES.
            ---------------------

      Within thirty (30) days after request therefor by either party, the non-requesting party shall deliver, in recordable form, a certificate to any proposed mortgagee, purchaser, sublessee or assignee and to the requesting party, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Base Rent, that, to the best of its knowledge, the non-requesting party has no defenses or offsets outstanding, or stating those claimed, and any other information reasonably requested. Failure to deliver said statement in time shall be conclusive upon the non-requesting party that: (a) this Lease is in full force and effect, without modification except as may be represented by the requesting party; (b) there are no uncured defaults in the requesting party's performance and the non-requesting party has no right of offset, counterclaim or deduction against the non-requesting party's obligations hereunder; (c) no more than one month's Base Rent has been paid in advance; and (d) any other matters reasonably requested in such certificate.


     21.16  AS-IS LEASE.
            -----------

      Landlord makes no representations or warranties concerning the condition, suitability or any other matters relating to the Parcels, and Tenant hereby acknowledges that Tenant leases the Parcels from Landlord on an "as is" basis.


     21.17  NET LEASE.
            ---------

      Except for Landlord's Taxes or as otherwise provided in this Lease, Tenant agrees that this Lease is an absolute net Lease, and the Base Rent called for hereunder shall be paid as required net of all expenses associated with the Parcels, including without limitation, Real Estate Taxes and insurance premiums for the insurance required to be carried hereunder, and all other reasonable and customary costs and expenses incurred by Landlord and owed to independent third parties, in connection with the Parcels or this Lease, all of which shall be paid or reimbursed by Tenant unless otherwise specifically provided herein. Tenant agrees to reimburse Landlord, within five (5) business days following receipt of any written demand therefor, for all reasonable and customary fees, late charges, title endorsements, custodian fees related to the Collateral, and other costs and expenses charged to Landlord which accrue during any period.

     21.18  LANDLORD'S REPRESENTATIONS AND WARRANTIES.
            -----------------------------------------

      Landlord hereby represents and warrants that:

            (a) Landlord has the full right and authority to enter into this Lease, consummate the sale, transfers and assignments contemplated herein and otherwise perform its obligations under this Lease;

            (b) the person or persons signatory to this Lease and any document executed pursuant hereto on behalf of such party have full power and authority to bind such party; and

            (c) the execution and delivery of this Lease and the performance of such party's obligations hereunder do not and shall not result in the violation of its organizational documents or any material contract or agreement to which such party may be a party.


     21.19  TENANT'S REPRESENTATIONS, WARRANTIES AND COVENANTS.
            --------------------------------------------------

      Tenant hereby represents and warrants to Landlord that:

            (A) CORPORATE STATUS.  Tenant (i) is a duly organized and validly
                ----------------
existing corporation in good standing under the laws of the State of Delaware, and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where the failure to do so might have a material adverse effect on it or its properties.

            (B) CORPORATE POWER AND AUTHORITY.  Tenant has the corporate power
                -----------------------------
and authority to execute, deliver and carry out the terms and provisions of the Lease and the SBLF Deed of Trust ("Operative Documents") to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought and except as otherwise stated in the opinion of Tenant's counsel delivered to Landlord in connection with the execution and delivery of this Lease.

            (C) NO VIOLATION.  Neither the execution, delivery and performance
                ------------
by Tenant of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Tenant of the transactions contemplated therein (i) will result in a violation by the Tenant of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality having jurisdiction over the Tenant or the Parcels that would materially adversely affect (x) the validity or enforceability of the Operative Documents to which the Tenant is a party, or the title to, or value or condition of, the Parcels, or (y) to the best of the Tenant's knowledge, the consolidated financial position, business or consolidated results of operations of the Tenant or the ability of the Tenant to perform its obligations under the Operative Documents, (ii) will conflict with or result in any breach which would constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Tenant pursuant to the terms of any indenture, loan agreement or other agreement for borrowed money to which the Tenant is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Exceptions), or (iii) will violate any provision of the certificate of incorporation or by-laws of the Tenant.

           (D) LITIGATION.  Except as disclosed in Exhibit G, there are no
               ----------                          ----------
actions, suits or proceedings pending or, to the knowledge of the Tenant, threatened (i) that are reasonably likely to have a material adverse effect on the Parcels or on the businesses, operations, financial condition or material assets of the Tenant, or (ii) that question the validity of the Operative Documents or the rights or remedies of the Landlord with respect to the Tenant or the Parcels under the Operative Documents.

           (E) GOVERNMENTAL APPROVALS.  Except as disclosed in Exhibit H, no
               ----------------------                          ---------
Governmental Action by any Governmental Authority having jurisdiction over the Tenant, or any Parcel is required to authorize or is required in connection with
(i) the execution, delivery and performance by the Tenant of any Operative Document to which it is a party, or (ii) the legality, validity, binding-effect or enforceability against the Tenant of any Operative Document to which it is a party.

           (F) INVESTMENT COMPANY ACT.  Tenant is not an "investment company"
               ----------------------
or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940 as amended.

           (G) PUBLIC UTILITY HOLDING COMPANY ACT.  Tenant is not a "holding
               ----------------------------------
company" or a "subsidiary company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

           (H) PROVIDED INFORMATION.  The information and materials which were
               --------------------
provided by Tenant to the Landlord prior to the Date of Lease are true and accurate in all material respects on the date as of which such information and materials are dated or certified and are not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

           (I) TAXES.  All United States Federal income tax returns and all
               -----
other tax returns which are required to have been filed have been or will be filed by or on behalf of the Tenant by the respective due dates, including extensions, and all taxes due with respect to the Tenant pursuant to such returns or pursuant to any assessment received by the Tenant have been or will be paid. The charges, accruals and reserves on the books of the Tenant in respect of taxes or other governmental charges are, in the opinion of the Tenant adequate.

           (J) COMPLIANCE WITH ERISA.  Each member of the ERISA Group has
               ---------------------
fulfilled its obligations under the minimum funding standards of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA") and the Internal Revenue Code of 1986, as amended from time to time (the "Code") with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan to the extent applicable.

           (K) ENVIRONMENTAL LAWS.  To the best of Tenant's knowledge, except as
               ------------------
disclosed in Exhibit I, the Tenant is in compliance with all Environmental Laws
             ---------
relating to pollution and environmental control of the Land, other than those the non-compliance with which would not have a material adverse effect on the Land, or the consolidated results of operations, business, or consolidated financial position of the Tenant.

           (L) OFFER OF SECURITIES, ETC.  Neither the Tenant nor any person
               ------------------------
authorized to act on the Tenant's behalf has, directly or indirectly, offered any interest in any Parcel or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in a Parcel), for sale to, or solicited any offer to acquire any of the same from, any person other than the Landlord and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission).

           (M) FINANCIAL STATEMENTS.
               --------------------

               (i) The submitted financial statements, copies of which have been delivered to the Landlord, present fairly in all material respects, in conformity with generally accepted accounting principles, the financial position of the Tenant as of such date and its results of operations and cash flows for such fiscal year.

               (ii) The unaudited consolidated statement of financial position of the Tenant as of September 30, 1995 and any additional statements of financial position of the Tenant, and the related unaudited consolidated statements of income, and cash flows for the year to date, copies of which have been delivered to Landlord, present fairly in all material respects, in conformity with generally accepted accounting principles applied on a basis substantially consistent with the financial statements referred to in clause
                                                                       -----
(i) of this subsection (m), the consolidated financial position of the Tenant
---         --------------
as of such date and its consolidated results of operations and cash flows for such year-to-date period (subject to normal year-end adjustments).

           (N) PARCELS.  To the best of Tenant's knowledge, the Parcels will
               -------
comply in all material respects with all material requirements of law (including, without limitation, all zoning and land use laws and environmental laws) and insurance requirements.

           (O) TITLE.  Tenant covenants that to the extent the grant deed
               -----
granting title to the Parcels to Landlord is not in form and substance sufficient to convey good and marketable title to the Parcels in fee simple, subject only to Permitted Exceptions, Tenant shall, to the extent Landlord is not fully reimbursed by title insurance, pay any loss or claim to Landlord up to an amount equal to the excess of the Lease Investment Balance over any such title insurance reimbursement. Any payment made by Landlord's title company or by Tenant directly to

Landlord pursuant to this Section 21.19(o) shall be credited against the Lease
                          ---------------
Investment Balance.

        (P) FLOOD HAZARD AREAS.  To the best of Tenant's knowledge, except as
            ------------------
otherwise identified on the survey delivered to Landlord, no portion of any Parcel is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. If any Parcel is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Parcel in accordance with Article IX and in accordance
                                                 ----------
with the National Flood Insurance Act of 1968, as amended.

        (Q) LEASE. Upon the execution and delivery of each Lease Supplement, (i)
            -----
the Tenant will have unconditionally accepted the Parcel covered by such Lease Supplement (provided that nothing contained herein shall be deemed a waiver by the Tenant of any right of action against persons with respect to title to and condition of the Parcel on the Date of Lease other than the Landlord) and will have good and marketable title to a valid and subsisting leasehold interest in the Parcel, subject only to Permitted Title Exceptions, (ii) no right of offset will exist with respect to any Rent or other sums payable under this Lease, and
(iii) no Rent under this Lease will have been prepaid.

        (R) TITLE TO PROPERTIES.  The Tenant has good and marketable title to
            -------------------
all of its material assets reflected on the balance sheets in the submitted financial statements, except for such material assets as has been disposed of in the ordinary course of business, and all such material assets are free and clear of any lien, except as reflected in said submitted financial statements and/or notes thereto or as otherwise permitted by the provisions hereof or under the Operative Documents, and except for Permitted Exceptions. The Tenant has such trademarks, trademark rights, trade names, trade name rights, franchises, copyrights, patents, patent rights and licenses as to allow it to conduct its business as now operated, without known conflict with the rights of others which would have a material adverse effect on the consolidated results of operation, business, or consolidated financial position of Tenant.

        (S) DEFAULTS.  To the best of Tenant's knowledge, the Tenant is not in
            --------
material default under (and no event has occurred which with the lapse of time or notice or action by a third party could result in a default under) nor has Tenant received written notice of any event of default which has not been cured, under any instrument evidencing any debt or under any agreement relating thereto or any indenture, mortgage, deed of trust, security agreement, lease, franchise or other agreement or other instrument to which any such person is a party or by which any such person or any of its material assets is subject to or bound.

        (T) USE OF ADVANCE.  No part of any Advance will be used directly or
            --------------
indirectly for the purpose of purchasing or carrying, or for payment in full or in part of debt that was incurred for the purposes of purchasing or carrying, any margin security as such term is defined in Section 207.2 of Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R., Chapter II,
Part 207).

           (U) CAPITAL ADEQUACY.  If, after the date hereof, Landlord shall have
               ----------------
reasonably determined that the adoption after the date hereof of any Legal Requirement regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy, whether or not having the force of law, of any such Governmental Authority, has or would have the effect of reducing the rate of return on the capital of Landlord or any Rent Purchaser as a consequence of its obligations hereunder to a level below that which Landlord or any Rent Purchaser could have achieved but for such adoption, change or compliance (taking into consideration Landlord's and Rent Purchasers' policies with respect to capital adequacy), then from time to time, within fifteen (15) days after written demand (which demand shall be accompanied by a statement setting forth the basis for such demand) delivered to Tenant by Landlord, Tenant shall pay to Landlord and/or any Rent Purchaser such additional amount or amounts as will compensate Landlord and/or any Rent Purchaser for such reduction.

           (V) CLEAR MARKET.  Prior to the date there are sufficient Rent
               ------------
Purchasers signatory to the Participation Agreement and Rent Purchase Agreement so that the aggregate Rent Purchaser's Commitment (as defined in the Participation Agreement) equals 100% of the Lease Investment Balance Debt (as defined in the Participation Agreement) Tenant shall not engage in any other financial transactions which may in the reasonable judgment of Landlord and Tenant have a detrimental effect on the ability of Landlord to obtain commitments from potential Rent Purchasers.


     21.20  TENANT'S WAIVER OF DEMAND FOR POSSESSION.
            ----------------------------------------

      Tenant waives any demand for possession of the Parcels and any demand for payment of Base Rent and notice of intent to re-enter the Parcels, or of intent to terminate this Lease, and waives any and every other notice or demand prescribed by any applicable statutes or laws.


     21.21  FINANCIAL REPORTING.
            -------------------

      Tenant shall provide to Landlord: (1) annually, within one-hundred (100) days after the end of each of Tenant's fiscal years during the Term, annual audited financial statements (including balance sheet, income statements, and cash flow statements) of Tenant, (2) quarterly, within fifty (50) days after the end of each of Tenant's fiscal quarters during the Term, quarterly unaudited financial statements (including balance sheet, income statements, and cash flow statements) of Tenant, (3) an officer's certificate delivered every reporting period stating that no Event of Default has occurred under the Lease in the form attached as Exhibit J, and (4) on March 15, 2001, an officer's certificate
            ---------
certifying Tenant's compliance with the Collateralization Triggers set forth in
Section 24.1 below.
------------


     21.22  REGULATION D COMPENSATION.
            -------------------------

      For so long as the Landlord is required to maintain reserves against Eurocurrency Liabilities (or any other category of liabilities which include deposits by reference to which the LIBOR Rate is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Landlord to United States residents), and, as a result, the cost to the Landlord (or its funding office) of making or maintaining its Advances is increased, then the Landlord may require the Tenant to pay, contemporaneously with each payment of Base Rent, an additional amount (the "Additional Amount") at a rate per annum up to but not exceeding the excess of (i) (A) the applicable LIBOR Rate divided by (B) one minus the Eurocurrency Reserve
                                         -----
Requirements, over (ii) the applicable LIBOR Rate. In the event that the Landlord wishes to require payment of the Additional Amount, Landlord (x)
shall so notify the Tenant, in which case the Additional Amount shall be payable to the Landlord at the place indicated in such notice with respect to each Borrowing Period commencing at least three (3) business days after the giving of such notice and (y) shall furnish to the Tenant at least five (5) business days prior to each date on which Base Rent is payable (the
"Additional Amount Notice") a certificate setting forth the Additional Amount to which it is then entitled under this Section 21.22 (which shall be
                                        -------------
consistent with it's good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Tenant may reasonably request as to the computation set forth therein. Upon written notice delivered to Landlord no more than five
(5) days following the receipt by Tenant of the Additional Amount Notice,
Tenant shall have the option to convert the method for calculating Base Rent from that based on the LIBOR Rate to the Federal Funds Rate and to pay, in
lieu of LIBOR Base Rent plus the Additional Amount, the Federal Funds Base
Rent set forth above in Section 2.24.
                        -------------


     21.23  COLLATERAL.
            ----------

      The parties acknowledge that pursuant to Article XXIV below, Tenant may be
                                               ------------
required to pledge certain collateral ("Collateral") to the Rent Purchasers to secure Tenant's obligations. If the Rent Purchasers apply any of the Collateral to satisfy a Secured Obligation under the Pledge Agreement, such application shall be deemed to reduce the Lease Investment Balance under this Lease on a dollar-for-dollar basis. Tenant shall have no claims, rights or causes of action against the Rent Purchasers or Landlord arising from any application of the Collateral in accordance with the Pledge Agreement to satisfy any Secured Obligation under the Pledge Agreement.


     21.24  FIXED RATE OPTION.
            -----------------

      If no Event of Default exists hereunder or would exist except for the passage of time or giving of notice, Tenant shall have the right upon five (5) days prior written notice to Landlord to request that Landlord convert the method for calculating Base Rent from that based on the LIBOR Rate or the Federal Funds Rate, whichever is applicable, to that calculated on a fixed rate of interest based on the then market conditions. In the event Tenant properly exercises its option under this Section 21.24, Landlord and Tenant shall
                                -------------
cooperate in good faith to enter into an amendment to this Lease setting forth the terms of the fixed interest rate, including, without limitation, the timing and method of the payment of Base Rent, the new Default Rate, the term of the fixed rate contract and any other terms and conditions of the Lease which must be amended as a result of the conversion from the LIBOR Rate or the Federal Funds Rate to a fixed interest rate. Upon the expiration of the fixed rate contract, Base Rent shall be set at LIBOR Rate or Federal Funds Rate, whichever is applicable.


     21.25  FEDERAL FUNDS RATE.
            ------------------

      If no Event of Default exists hereunder or would exist except for the passage of time or giving of notice, Tenant shall have the right upon five (5) business days prior written notice to Landlord to request that Landlord convert the method for calculating Base Rent from that based on the LIBOR Rate or a fixed rate of interest, whichever is applicable, to that calculated using the Federal Funds Rate as set forth in Section 2.24 above, effective five (5)
                                   ------------
business days after receipt by Tenant of such written notice.

                                  ARTICLE XXII
                                INDEMNIFICATION
                                ---------------


     22.1  TAX INDEMNITY.
           -------------

      Notwithstanding anything in Article 8 (Taxes) to the contrary, Tenant
                                  -----------------
shall protect and defend Landlord from and against all criminal prosecution regarding and shall indemnify and hold Landlord harmless from and against any and all losses, costs, liabilities or damages (including reasonable attorneys' fees and disbursements and court costs) arising by reason of:

           (a) Any and all U.S. Federal, state or local income taxes imposed upon Landlord in consequence of Landlord being treated as the owner or lessor of the Parcels (or any part thereof) for such tax purposes to the extent such taxes exceed Landlord's tax liability under this transaction if Landlord was not treated as the owner or lessor of the Parcels (but as lender) for tax purposes; provided Landlord has fully complied with Section 21.2;
                                                    ------------

           (b) Any and all taxes imposed upon Tenant (except to the extent of Landlord's Taxes or to the extent that such taxes are imposed upon Tenant as a result of Landlord's failure to comply with its obligations under this Lease);

           (c) Any and all taxes required to be withheld from payments made by Tenant to a third party not related to or affiliated with Landlord;

           (d) Any and all Real Estate Taxes;

           (e) Any and all taxes owed by Landlord (other than Landlord Taxes) as a result of payment made by Tenant to Landlord pursuant to Tenant's indemnity obligations under this Section 22.1; and
                                 ------------

           (f) Any and all costs, liabilities or damages (including reasonable attorneys' fees) incurred by Landlord in obtaining indemnification payments from Tenant under the provisions of this Section 22.1.
                                    ------------

     Tenant's obligation to reimburse or indemnify Landlord for any taxes, governmental fees, penalties, interest or other supplemental tax charges under this Lease shall be reduced by the value of any related or offsetting tax benefits derived or realized by Landlord. Tenant's duty to indemnify Landlord under this Section 22.1 shall apply only to taxes arising during the Term
           ------------
(whether or not due and payable at the conclusion of the Term), but shall otherwise survive the expiration or earlier termination of this Lease.


     22.2  ENVIRONMENTAL INDEMNITY.
           -----------------------

      Tenant agrees to indemnify and hold Landlord harmless from and against, and to reimburse Landlord with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys' fees and court costs), fines and/or penalties of any and every kind or character, known or unknown, fixed or contingent, asserted or potentially asserted against or incurred by Landlord at any time and from time to time by reason of, in connection with or arising out of (A) the failure of Tenant to perform any obligation herein required to be performed by Tenant regarding Applicable Environmental Laws, (B) any violation of any Applicable Environmental Law by

Tenant or with respect to the Parcels or any disposal or other release by Tenant or with respect to the Parcels of any hazardous substance, environmental contaminants or solid waste on or to the Parcels, whether or not resulting in a violation of any Applicable Environmental Law, (C) any act, omission, event or circumstance by Tenant or with respect to the Parcels which constitutes or has constituted violation of any Applicable Environmental Law with respect to the Parcels, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence, and (D) except to the extent of Landlord's gross negligence or willful misconduct, any and all claims or proceedings (whether brought by private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance or contaminated material located upon or migrating into, from or through the Parcels (whether or not the release of such materials was caused by Tenant, a subtenant, a prior owner of the Parcels or any other Entity) which Landlord may incur. Tenant's duty to indemnify Landlord under this Section 22.2 shall survive the expiration or earlier
                    ------------
termination of the Lease with respect to events occurring during or prior to the Term or after the Term while Landlord has record title to and Tenant is occupying the Parcels, but shall terminate as to events occurring wholly after Tenant is in default under the Lease and is no longer in possession of the Parcels.


     22.3  GENERAL INDEMNITY.
           -----------------

      Except to the extent of Landlord's gross negligence or willful misconduct, Tenant shall defend, indemnify, and hold Landlord harmless from and against any and all losses, costs, expenses, liabilities, claims, causes of action and damages of all kinds that may result to Landlord, including reasonable attorneys' fees and disbursements incurred by Landlord, arising because of any failure by Tenant to perform any of its obligations under this Lease or under any of the other documents executed by Tenant in connection with this Lease. Tenant's duty to indemnify Landlord under this Lease shall survive the expiration or earlier termination of this Lease.


                                 ARTICLE XXIII
                             COVENANTS OF LANDLORD
                             ---------------------


     23.1  TITLE.
           -----

      In the event Tenant so requests in writing (and so long as either Tenant agrees to indemnify Landlord to Landlord's satisfaction from any liabilities or obligations in connection therewith, or Landlord does not incur any liabilities or obligations in connection therewith), Landlord shall execute all documents, instruments and agreements reasonably requested by Tenant in order to accomplish any of the following in the manner reasonably requested by Tenant and within the time parameters reasonably requested by Tenant: (1) remove exceptions to title to or affecting the Parcels; (2) create exceptions to title (including, without limitation, easements and rights of way) to or affecting the Parcels; or (3) modify any then-existing exception to title. Tenant shall promptly reimburse Landlord for, or at Landlord's request, pay directly in advance, all reasonable costs, expenses and other amounts incurred or required to be expended by Landlord in order to comply with Tenant's requests made in accordance with the preceding sentence, and the failure of Tenant to reimburse or pay any such amounts shall result in the suspension of Landlord's obligations under such sentence with respect to that particular request until the amounts required to be paid by Tenant under this sentence have been paid.

     23.2  LAND USE.
           --------

      Except where requested by Tenant pursuant to this Section 23.2, Landlord
                                                        ------------
shall not cause or give its written consent to any land use or zoning change affecting the Parcels or any changes of street grade. In the event Tenant so requests in writing (and so long as either Tenant agrees to indemnify Landlord to Landlord's satisfaction, from any liabilities or obligations in connection therewith, or Landlord does not incur any liabilities or obligations in connection therewith), Landlord shall execute all documents, instruments and agreements reasonably requested by Tenant in order to accomplish any of the following in the manner reasonably requested by Tenant and within the time parameters reasonably requested by Tenant: (1) cause a change in any land use restriction or law affecting the Parcels; (2) cause a change in the zoning affecting a Parcel; or (3) cause a change in the street grade with respect to any street in the vicinity of a Parcel. Tenant shall promptly reimburse Landlord for, or at Landlord's request, pay directly in advance, all reasonable costs, expenses and other amounts incurred or required to be expended by Landlord in order to comply with Tenant's requests made in accordance with the preceding sentence, and the failure of Tenant to reimburse or pay any such amounts shall result in the suspension of Landlord's obligations under such sentence with respect to that particular request until the amounts required to be paid by Tenant under this sentence have been paid.


     23.3  TRANSFER OF PROPERTY INTERESTS.
           ------------------------------

      Except as requested by Tenant pursuant to this Lease, Landlord shall not transfer to any third party any rights inuring to or benefits associated with the Parcels (including, without limitation, zoning rights, development rights, air space rights, mineral, oil, gas or water rights). Nothing in this Section
                                                                       -------
23.3 shall limit Landlord's right to transfer Landlord's interest in this Lease
----
to a third party or its rights to transfer the Parcels, pursuant to Section
                                                                    -------
14.2; provided that as to a transfer under Section 14.2 any purchaser of
                                           ------------
Landlord's interest in the Parcels shall be bound by the terms of this Lease, including without limitation the terms of this Section 23.3).
                                               ------------


                                  ARTICLE XXIV
                  LANDLORDS RIGHT TO REQUIRE COLLATERALIZATION
                  --------------------------------------------


     24.1  LANDLORD'S RIGHT TO REQUIRE COLLATERALIZATION.
           ---------------------------------------------

      Tenant shall have no obligation to provide Collateral at any time prior to March 1, 2001. On March 15, 2001, Landlord shall review the credit strength of Tenant, and if as a result of its review Landlord determines that any of the events listed below in this Section 24.1 as "Collateralization Triggers" have
                            ------------
occurred with respect to Tenant, Tenant shall (i) execute a Collateral Notice in the form attached hereto as Exhibit K (the "Collateral Notice") and deposit
                            ---------
sufficient Collateral into the Collateral Fund (as defined in the Pledge Agreement) to cause the value of the Collateral Fund to equal one hundred and two percent (102%) of the aggregate Guaranteed Residual Value under the Lease Supplements in existence as of March 1, 2001, without reduction for the amount of Advances under the Lease which are then outstanding and (ii) deliver to Landlord an opinion of Borrower's counsel in form and substance reasonably acceptable to Landlord opining as to the perfection of the Collateral deposited into the Collateral Fund. Tenant hereby agrees to deposit the Collateral in accordance with the terms of the Pledge Agreement and this Section 24.1 no later
                                                           ------------
than two (2) business days following Tenant's receipt of written notice from Landlord that the Collateral deposit is required. Tenant hereby agrees to deliver the legal opinion described above in accordance with this Section 24.1
                                                                  ------------
no later than twenty (20) business days following receipt of written notice from Landlord that the Collateral deposit is required and Tenant's failure to do so will constitute an Event of Default under this
Lease. Tenant agrees that in the event Landlord has required Tenant to collateralize the Lease pursuant to this Section 24.1, Tenant shall, as a
                                         ------------
condition to Landlord's obligation to enter into any Lease Supplements following March 1, 2001, deposit sufficient additional Collateral into the Collateral Fund to cause the value of the Collateral Fund to equal 102% of the aggregate Guaranteed Residual Value for all Lease Supplement, including such new Lease Supplement. Landlord's review of Tenant's credit strength and any determination by Landlord that a Collateralization Trigger has occurred with respect to Tenant for purposes of this Section 24.1, shall be based upon
                                       ------------
generally accepted accounting principles and upon the financial data contained in the most recent SEC quarterly filing made by Tenant on Form 10-Q or annual filing on Form 10-K, whichever is most recent. Within fifteen (15) days after the filing of any such SEC quarterly or annual filing made by Tenant, a financial officer of Tenant shall provide a certificate to Landlord containing appropriate calculations to enable Landlord to determine whether or not any of the Collateralization Triggers have occurred based on the data contained in the applicable most recent SEC filing made with respect to the quarterly or annual period just concluded. If none of the events listed below in this
Section 24.1 as Collateralization Triggers have occurred with respect to Tenant on March 1, 2001, then Tenant shall have no obligation to provide Collateral at any time prior to the expiration of the Lease Supplements in existence as of March 1, 2001.


          COLLATERALIZATION TRIGGERS:
          --------------------------

     (i) Tenant's failure as of March 1, 2001 to maintain a Quick Ratio, which is defined as the sum of cash and marketable securities (classified as short or long term) and net accounts receivable, divided by current liabilities, of not less than 2.0.

     (ii) Tenant's failure as of March 1, 2001 to maintain a ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth not to exceed 0.50.

     (iii) Tenant's failure as of March 1, 2001 to have a consolidated stockholders' equity less intangible assets of at least $1,000,000,000.00.



                      [Signatures begin on next page.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.


                    TENANT:  ASCEND COMMUNICATIONS, INC., a
                             Delaware Corporation



                              By:
                                 ----------------------------------------
                              Name:
                                 ----------------------------------------
                              Its:
                                 ----------------------------------------



                     (Signatures continued on next page)

                  LANDLORD:  SUMITOMO BANK LEASING AND
                             FINANCE, INC., a Delaware corporation



                              By:
                                 ----------------------------------------
                              Name:
                                 ----------------------------------------
                              Its:
                                 ----------------------------------------
                              Dated:  March __, 1998

                                   EXHIBIT A
                                   ---------

                    FORM OF LEASE SUPPLEMENT FOR ACQUISITION
                    ----------------------------------------

                          LEASE SUPPLEMENT NO. _______


     LEASE SUPPLEMENT NO. _______ is dated as of _______ and executed by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant").

     Landlord and Tenant have heretofore entered into that certain Amended and Restated Master Lease dated as of March __, 1998, relating to the lease of certain parcels of real property (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings). The Lease provides for the execution and delivery from time to time of Lease Supplements for the purpose of leasing individual Parcels under the Lease as and when delivered by Landlord in accordance with the terms thereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Landlord and Tenant hereby agree as follows:

        (a) Landlord hereby delivers and leases to Tenant under the Lease and Tenant accepts and leases from Landlord under the Lease the Parcel described in
Schedule 1 attached hereto.
----------

        (b) The lease amortization, if applicable, is described in Schedule 2
                                                                   ----------
attached hereto.

        (c) The Permitted Title Exceptions are described in Schedule 3 attached
                                                            ----------
hereto.

        (d) The Site Plan for the Parcel is described in Schedule 4 attached
                                                         ----------
hereto.

        (e)1/ The Site Investment Balance to acquire the Land is $[__________] and the estimated Improvement Investment Balance for the construction of the Improvements shall be $_____________.

        (f) The Lease Supplement Term shall commence on _________.

------------------
1/ In the case of a Parcel where the Fair Market Value of the Land is less than twenty five percent (25%) of the aggregate expected Fair Market Value of the Land and Improvements at Lease Commencement, substitute the following language:
"There is no separate Site Investment Balance for this Parcel. The estimated Improvements Investment Balance (which shall, for purposes of the Parcel to with this Lease Supplement relates, include the acquisition costs of the Parcel) shall be $___________________.

        (g) Tenant hereby confirms its agreement to pay Landlord Base Rent and Additional Rent for the Parcel during the Lease Supplement Term in accordance with Article VII of the Lease.
     -----------

        (h) Tenant hereby confirms to Landlord that Tenant has accepted the Parcel and agrees that it shall be incorporated into the Lease.

        (i) This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        (j) This Lease Supplement is being delivered in the State of California and in all respects shall be governed by, and construed in accordance with, the laws of the State of California, including all matters of construction, validity and performance.


     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease Supplement to be duly executed on the day and year first above written.


                      [Signatures begin on next page.]

                              LANDLORD
                              --------



                              SUMITOMO BANK LEASING AND FINANCE, INC., a
                              Delaware corporation



                              By
                                 --------------------------------------
                              Name
                                 --------------------------------------

                              Its
                                 --------------------------------------






                     [Signatures continued on next page]

                              TENANT
                              ------



                              ASCEND COMMUNICATIONS, INC., a Delaware
                              corporation



                              By
                                 --------------------------------------
                              Name
                                 --------------------------------------
                              Its
                                 --------------------------------------

                                Schedule 1 to

                            Lease Supplement No.
                            --------------------

                            DESCRIPTION OF PARCEL

                              [TO BE PROVIDED]

                                 Schedule 2 to

                              Lease Supplement No.
                              --------------------

                      AMORTIZATION SCHEDULE (if necessary)

                                [TO BE PROVIDED]

                                 Schedule 3 to

                              Lease Supplement No.
                              --------------------

                           PERMITTED TITLE EXCEPTIONS

                                 Schedule 4 to

                              Lease Supplement No.
                              --------------------

                                   SITE PLAN

                              [follows this page]

                                   EXHIBIT B
                                   ---------

                   FORM OF LEASE SUPPLEMENT FOR CONSTRUCTION
                   -----------------------------------------


                         LEASE SUPPLEMENT  NO. _______


     LEASE SUPPLEMENT NO. _______ is dated as of _______ and executed by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant").

     Landlord and Tenant have heretofore entered into that certain Amended and Restated Master Lease dated March __, 1998, relating to the lease of certain parcels of real property (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings). The Lease provides for the execution and delivery from time to time of Lease Supplements for the purpose of leasing individual Parcels under the Lease as and when delivered by Landlord in accordance with the terms thereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Landlord and Tenant hereby agree as follows:

        (a) Landlord hereby delivers and leases to Tenant under the Lease and Tenant accepts and leases from Landlord under the Lease the Parcel described in
Schedule 1 attached hereto.
----------

        (b) The lease amortization, if applicable, is described in Schedule 2
                                                                   ----------
attached hereto.

        (c) The Permitted Title Exceptions are described in Schedule 3 attached
                                                            ----------
hereto.

        (d) The Site Plan for the Parcel is described in Schedule 4 attached
                                                         ----------
hereto.

        (e)1/ The Site Investment Balance to acquire the Land is $[__________] and the estimated Improvement Investment Balance for the construction of the Improvements shall be $_____________. [To be completed prior to Advances for construction of Improvements.]

-----------------
1/ In the case of a Parcel where the Fair Market Value of the Land is less than twenty five percent (25%) of the aggregate expected Fair Market Value of the Land and Improvements at Lease Commencement, substitute the following language:
"There is no separate Site Investment Balance for this Parcel. The estimated Improvements Investment Balance (which shall, for purposes of the Parcel to with this Lease Supplement relates, include the acquisition costs of the Parcel) shall be $___________________.

        (f) The Lease Supplement Term shall commence on ____________.

        (g) Tenant hereby confirms its agreement to pay Landlord Base Rent and Additional Rent for the Parcel during the Lease Supplement Term in accordance with Article VII of the Lease.
     -----------

        (h) Tenant hereby confirms to Landlord that Tenant has accepted the Parcel and agrees that it shall be incorporated into the Lease.

        (i) This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        (j) This Lease Supplement is being delivered in the State of California and in all respects shall be governed by, and construed in accordance with, the laws of the State of California, including all matters of construction, validity and performance.

        (k) The Construction Period begins on __________ and expires __________.


     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease Supplement to be duly executed on the day and year first above written.



                      [Signatures begin on next page.]

                              LANDLORD
                              --------

                              SUMITOMO BANK LEASING AND FINANCE, INC., a
                              Delaware corporation


                              By
                                 --------------------------------------
                              Name
                                 --------------------------------------
                              Its
                                 --------------------------------------






                      [Signatures continued on next page]

                              TENANT
                              ------



                              ASCEND COMMUNICATIONS, INC., a Delaware
                              corporation



                              By
                                 --------------------------------------
                              Name
                                 --------------------------------------
                              Its
                                 --------------------------------------

                                 Schedule 1 to

                              Lease Supplement No.
                              --------------------

                             DESCRIPTION OF PARCEL

                                [TO BE PROVIDED]

                                 Schedule 2 to

                              Lease Supplement No.
                              --------------------

                      AMORTIZATION SCHEDULE (if necessary)

                                [TO BE PROVIDED]

                                 Schedule 3 to

                              Lease Supplement No.
                              --------------------

                           PERMITTED TITLE EXCEPTIONS

                                 Schedule 4 to

                              Lease Supplement No.
                              --------------------

                                   SITE PLAN

                              [follows this page]

                                   EXHIBIT C
                                   ---------

                        FORM OF PARTICIPATION AGREEMENT
                        -------------------------------

                              [FOLLOWS THIS PAGE]

                                   EXHIBIT D
                                   ---------

                   FORM OF CONSTRUCTION MANAGEMENT AGREEMENT
                   -----------------------------------------

                              [FOLLOWS THIS PAGE]

                                   EXHIBIT E
                                   ---------

                       RENT COMMENCEMENT DATE MEMORANDUM



LEASE SUPPLEMENT NO. _____


     THIS RENT COMMENCEMENT DATE MEMORANDUM ("Memorandum") is entered into this ____ day of __________, ______, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant"), concerning that certain lease ("Lease") between Landlord and Tenant dated March __, 1998. Any capitalized terms not defined in this Memorandum shall have their meaning as defined in the Lease.

     1. Pursuant to Section 6.2 of the Lease, Landlord and Tenant are required
                    -----------
to enter into this Memorandum within thirty (30) days after the Rent Commencement Date for this Lease Supplement.

     2. Landlord and Tenant agree that the Rent Commencement Date for this Lease Supplement is __________, _____________.

     3. The Guaranteed Residual Value percentage for the Parcel covered by this Lease Supplement is ________ percent ( %).


     IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date and year first above written.


                    TENANT:   ASCEND COMMUNICATIONS, INC., a
                              Delaware corporation


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Its:
                                 --------------------------------



                     (signatures continued on next page)

               LANDLORD:      SUMITOMO BANK LEASING AND
                              FINANCE, INC., a Delaware corporation



                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Its:
                                 --------------------------------

                                   Exhibit F
                                   ---------

                             (MEMORANDUM OF LEASE)

                           LEASE SUPPLEMENT NO. ____


RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:


Graham & James, LLP
One Maritime Plaza, Suite 300
San Francisco, CA  94111
Attention:  Bruce Hyman, Esq.


                MEMORANDUM OF AMENDED AND RESTATED MASTER LEASE


     THIS MEMORANDUM OF AMENDED AND RESTATED LEASE ("Memorandum of Master Lease") is executed as of _________, 199_ by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant").


                                  RECITALS


     WHEREAS, Landlord and Tenant have executed that certain amended and restated master lease ("Amended and Restated Master Lease") and a Lease Supplement No. ___ for Construction (the "Lease Supplement No. __") (the Amended and Restated Master Lease and Lease Supplement No. __ are hereinafter collectively referred to as the "Amended and Restated Master Lease"), covering a leasehold interest in certain land located on the real property located in the City of __________, __________ County, ____________ as more particularly described in Schedule 1 attached hereto and incorporated herein by this
             ----------
reference ("Land") and the improvements which are located on said Land (the Land and improvements are referred to herein as the "Parcel"); and

     WHEREAS, Landlord and Tenant desire to record notice of the Lease in the real estate records of ____________ County, ___________:

     NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

     1. Demise.  Landlord hereby leases the Parcel to Tenant and Tenant hereby
        ------
leases the Parcel from Landlord.

     2. Expiration Date.  The term of the Lease Supplement ___ shall commence
        ---------------
with respect to the Parcel on the date hereof and shall expire on February ____ 2003.

     3. Option to Purchase.  Tenant has an option to purchase the Parcel, as
        ------------------
more particularly described in the Amended and Restated Lease, at any time during the Term (including any extension thereof).

     4. Restrictions on Encumbrances.  Landlord is prohibited from recording
        ----------------------------
against the Parcel liens (including, without limitation, deeds of trust), encumbrances, and other matters that would constitute exceptions to title, and from amending or modifying any of the foregoing that may exist now or during the Term, as more particularly described in the Amended and Restated Lease.

     5. Restrictions on Transfers by Landlord.  Subject to certain exceptions,
        -------------------------------------
Landlord may transfer its interest in the Parcel to a third party subject to the restrictions which are set forth with more particularity in the Amended and Restated Lease.

     6. Counterparts.  This Memorandum of Master Lease may be executed in any
        ------------
number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.


     IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Master Lease as of the date and year first written above.


                    TENANT:   ASCEND COMMUNICATIONS, INC., a
                              Delaware Corporation



                              By:
                                 ----------------------------------
                              Name:
                                 ----------------------------------
                              Its:
                                 ----------------------------------




                     (Signatures continued on next page)

                  LANDLORD:   SUMITOMO BANK LEASING AND
                              FINANCE, INC., a Delaware corporation



                              By:
                                 ----------------------------------
                              Name:
                                 ----------------------------------
                              Its:
                                 ----------------------------------

                            Schedule 1 to Exhibit F
                            -----------------------

                                [to be attached]

                                   Exhibit G
                                   ---------

                                   Litigation

                           [to be provided by Tenant]

                                   Exhibit H
                                   ---------

                             Governmental Approvals

                           [to be provided by Tenant]

                                   Exhibit I
                                   ---------

                               Environmental Laws

                           [to be provided by Tenant]

                                   Exhibit J
                                   ---------

                         FORM OF OFFICERS' CERTIFICATE


     The undersigned, ____________________ of ASCEND COMMUNICATIONS, INC., a Delaware corporation hereby certifies that as of the date hereof the lease dated March __, 1998 by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation, as Landlord and ASCEND COMMUNICATIONS, INC., a Delaware corporation, as Tenant is in full force and effect, and there exists no Event of Default by Tenant thereunder.



Date:  ____________________             __________________________________

                                   Exhibit K
                                   ---------

                           FORM OF COLLATERAL NOTICE


          THIS COLLATERAL NOTICE ("Notice") is entered into this ____ day of __________, _____, by ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant"), concerning that certain Pledge Agreement ("Pledge Agreement") and Amended and Restated Master Lease ("Lease") entered into by and between SUMITOMO BANK LEASING AND FINANCE, INC. ("Landlord") and Tenant each dated March __, 1998. Any capitalized terms not defined in this Notice shall have their meaning as defined in the Lease or Pledge Agreement.

1.  Pursuant to Section 24.1 of the Lease, Landlord has required Tenant, and
                ------------
Tenant has agreed, to deposit concurrently herewith Collateral into the Collateral Fund sufficient to cause the value of the Collateral Fund to equal 102% of the aggregate Guaranteed Residual Value under all Lease Supplements in existence as of the date hereof.

2. Tenant acknowledges and agrees that the Collateral pledged by Tenant concurrently herewith shall be subject to all the terms and conditions of the Pledge Agreement, Lease and all other documents evidencing and securing the Lease.

3. Tenant acknowledges and agrees that as a result of Tenant's deposit of Collateral, the Base Rent under the Lease shall be adjusted in accordance with
Section 2.24 or 2.41 of the Lease, as applicable.
--------------------


     IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the date and year first above written.


                    TENANT:   ASCEND COMMUNICATIONS, INC., a
                              Delaware corporation



                              By:
                                 ----------------------------------
                              Name:
                                 ----------------------------------
                              Its:
                                 ----------------------------------

                       AMENDED AND RESTATED MASTER LEASE

                                 By and Between

                    SUMITOMO BANK LEASING AND FINANCE, INC.,

                             a Delaware corporation

                                  as Landlord

                                      and

                          ASCEND COMMUNICATIONS, INC.,

                             a Delaware corporation


                                   as Tenant



             THIS LEASE IS NOT INTENDED TO CONSTITUTE A TRUE LEASE
                   FOR INCOME TAX PURPOSES.  SEE SECTION 21.2
                                                 ------------

                               TABLE OF CONTENTS

                                                                PAGE
ARTICLE I BASIC LEASE PROVISIONS............................... 1
     1.1 Date of Lease:........................................ 1
     1.2 Landlord:............................................. 1
     1.3 Tenant:............................................... 1
     1.4 Land:................................................. 1
     1.5 Parcel:............................................... 1
     1.6 Term:................................................. 1
     1.7 Rent Commencement Date:............................... 2
     1.8 Base Rent:............................................ 2
     1.9 Addresses for Notices:................................ 2
     1.10 Wire Transfer Instructions:.......................... 3
     1.11 Interim Period:...................................... 3
ARTICLE II DEFINITIONS......................................... 3
     2.1 Additional Rent....................................... 3
     2.2 Advance............................................... 4
     2.3 Base Rent............................................. 4
     2.4 Building.............................................. 4
     2.5 Calculation Period.................................... 4
     2.6 Capitalized Amount.................................... 5
     2.7 Capitalized Funding Costs............................. 5
     2.8 City.................................................. 5
     2.9 Collateral............................................ 5
     2.10 Commitment Amount.................................... 5
     2.11 Commitment Component................................. 5
     2.12 Consolidated Tangible Net Worth...................... 5
     2.13 Consolidated Total Liabilities....................... 6
     2.14 Construction Management Agreement.................... 6
     2.15 Construction Period.................................. 6
     2.16 Contractor........................................... 6
     2.17 Custodial Agreement.................................. 6
     2.19 Default Rate......................................... 7
     2.20 Entity............................................... 7
     2.21 ERISA Group.......................................... 7
     2.22 Eurocurrency Reserve Requirements.................... 7
     2.23 Event of Default..................................... 7
     2.24 Federal Funds Base Rent.............................. 7
     2.25 Governmental Action.................................. 8
     2.26 Governmental Authority............................... 8
     2.27 Guaranteed Residual Value............................ 8
     2.28 Improvements......................................... 8
     2.30 Interim Period....................................... 9
     2.31 Initial Advance...................................... 9
     2.33 Land................................................. 9
     2.34 Landlord Affiliate................................... 9

                                                                PAGE
     2.35 Lease Investment Balance............................. 9
     2.39 Legal Requirements................................... 9
     2.40 LIBOR Rate........................................... 10
     2.41 LIBOR Base Rent...................................... 10
     2.42 Multiemployer Plan................................... 10
     2.43 Notice............................................... 11
     2.44 Official Records..................................... 11
     2.46 Participation Agreement.............................. 11
     2.47 Permitted Title Exceptions........................... 11
     2.48 Plan................................................. 11
     2.49 Pledge Agreement..................................... 11
     2.50 Real Estate Taxes.................................... 11
     2.51 Rent Commencement Date............................... 11
     2.52 Rent Payment Date.................................... 12
     2.53 Rent Purchasers...................................... 12
     2.54 Required Permits..................................... 12
     2.55 SBLF Deed of Trust................................... 12
     2.56 SBNYTC............................................... 12
     2.57 Site Investment Balance.............................. 12
     2.58 Taking............................................... 12
     2.59 Tenant's Property.................................... 12
     2.60 Term................................................. 12
     2.61 Terminology.......................................... 12
ARTICLE III DEMISE............................................. 13
     3.1 Parcels............................................... 13
ARTICLE IV TERM................................................ 13
     4.1 Term.................................................. 13
     4.2 Holding Over.......................................... 13
ARTICLE V CONSTRUCTION OF IMPROVEMENTS......................... 13
     5.1 Tenant's Right to Construct Improvements.............. 13
     5.2 Title to and Nature of Improvements................... 13
ARTICLE VI FUNDING............................................. 14
     6.1 Request for Construction Funding; Landlord's
                Obligation to Fund............................. 14
     6.2 Exhibit Reflecting Rent Commencement Date............. 14
     6.3 Allocating Between Site and Improvements
                Investment Balance............................. 14
ARTICLE VII RENT............................................... 14
     7.1 Base Rent............................................. 14
     7.2 Proration............................................. 15
     7.3 No Abatement of Rent.................................. 15
     7.4 Delinquent Rent....................................... 15
     7.5 Additional Rent....................................... 15
ARTICLE VIII TAXES............................................. 15
     8.1 Real Estate Taxes..................................... 15
     8.2 Personal Property Taxes............................... 16
     8.3 Right to Contest...................................... 16
     8.4 Additional Charges.................................... 17

                                                                PAGE
ARTICLE IX INSURANCE........................................... 17
     9.1 Liability Insurance................................... 17
     9.2 Builders' Risk Insurance.............................. 18
     9.3 All-Risk Insurance.................................... 18
     9.4 General Requirements.................................. 18
     9.5 Waiver of Subrogation................................. 19
     9.6 Indemnity............................................. 19
ARTICLE X USE.................................................. 19
     10.1 Use.................................................. 19
     10.2 Contest of Legal Requirements........................ 21
ARTICLE XI UTILITIES AND SERVICES.............................. 22
     11.1 Services to the Parcels.............................. 22
ARTICLE XII MAINTENANCE AND REPAIRS; SURRENDER OF THE PARCELS.. 22
     12.1 Tenant Obligations................................... 22
     12.2 Surrender of the Parcels............................. 22
ARTICLE XIII LIENS............................................. 22
     13.1...................................................... 22
ARTICLE XIV ASSIGNMENT BY LANDLORD............................. 23
     14.1 Further Mortgages or Encumbrances by Landlord........ 23
     14.2 Landlord's Right to Sell............................. 23
     14.3 Transfer of Funds and Property....................... 23
ARTICLE XV ASSIGNMENT AND SUBLEASING........................... 23
     15.1 Right to Assign...................................... 23
     15.2 Right to Sublet...................................... 24
     15.3 Mortgage by Tenant................................... 24
ARTICLE XVI EMINENT DOMAIN..................................... 24
     16.1 Total or Substantial Taking.......................... 24
     16.2 Partial Taking....................................... 24
     16.3 Temporary Taking..................................... 25
     16.4 Damages.............................................. 25
     16.5 Notice and Execution................................. 25
ARTICLE XVII DAMAGE OR DESTRUCTION............................. 26
     17.1 Casualty............................................. 26
     17.2 Termination of Lease Supplement...................... 26
     17.3 Insurance Proceeds................................... 26
ARTICLE XVIII QUIET ENJOYMENT.................................. 27
     18.1 Quiet Enjoyment...................................... 27
ARTICLE XIX DEFAULT............................................ 28
     19.1 Default.............................................. 28
     19.2 Contest by Tenant.................................... 30
     19.3 Landlord's Remedies.................................. 30
     19.4 No Waiver............................................ 31
     19.5 Effect of Assignment................................. 31
     19.6 Landlord Cure Right.................................. 32
ARTICLE XX TENANT'S OPTION TO PURCHASE OR TERMINATE............ 32
     20.1 Option To Purchase Parcels........................... 32
     20.2 Termination Option................................... 34

                                                                PAGE
ARTICLE XXI MISCELLANEOUS...................................... 35
     21.1 Relationship......................................... 35
     21.2 Form of Transaction:  Certain Tax Matters............ 36
     21.3 Notices.............................................. 36
     21.4 Severability of Provisions........................... 37
     21.5 Entire Agreement: Amendment.......................... 37
     21.6 Memorandum of Amended and Restated Lease............. 37
     21.7 Successors and Assigns............................... 37
     21.8 Commissions.......................................... 37
     21.9 Attorneys' Fees...................................... 37
     21.10 Governing Law....................................... 37
     21.11 Counterparts........................................ 38
     21.12 Time Is of the Essence.............................. 38
     21.13 No Third Party Beneficiaries........................ 38
     21.14 Limitations on Recourse............................. 38
     21.15 Estoppel Certificates............................... 38
     21.16 As-Is Lease......................................... 38
     21.17 Net Lease........................................... 38
     21.18 Landlord's Representations and Warranties........... 39
     21.19 Tenant's Representations, Warranties and Covenants.. 39
     21.20 Tenant's Waiver of Demand for Possession............ 43
     21.21 Financial Reporting................................. 43
     21.22 Regulation D Compensation........................... 43
     21.23 Collateral.......................................... 44
     21.24 Fixed Rate Option................................... 44
     21.25 Federal Funds Rate.................................. 44
ARTICLE XXII INDEMNIFICATION................................... 45
     22.1 Tax Indemnity........................................ 45
     22.2 Environmental Indemnity.............................. 45
     22.3 General Indemnity.................................... 46
ARTICLE XXIII COVENANTS OF LANDLORD............................ 46
     23.1 Title................................................ 46
     23.2 Land Use............................................. 47
     23.3 Transfer of Property Interests....................... 47
ARTICLE XXIV LANDLORDS RIGHT TO REQUIRE COLLATERALIZATION...... 47
     24.1 Landlord's Right to Require Collateralization........ 47

           AGREEMENT TO AMEND AND RESTATE LEASE AND LEASE DOCUMENTS


     THIS AGREEMENT TO AMEND AND RESTATE LEASE AND LEASE DOCUMENTS (this "Agreement") is made effective as of the ____ day of March, 1998, by and between ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Ascend") and SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("SBLF").


                                    RECITALS


     WHEREAS, all defined terms used in this Agreement shall have the meaning set forth for such terms in the Amended and Restated Master Lease (as defined below) unless otherwise specified herein; and

     WHEREAS, on March 27, 1996, Ascend and SBLF entered into that certain Lease, as amended by that certain First Amendment to Lease dated July 17, 1996 (collectively, the "Original Lease") a copy of which is attached hereto as Exhibit A, in connection with the acquisition and development of certain Land
---------
described therein; and

     WHEREAS, in connection with the Original Lease, Ascend and SBLF executed, among other things, that certain Participation Agreement of even date with the Original Lease, that certain Rent Purchase Agreement of even date with the Original Lease, that certain Custodial Agreement of even date with the Original Lease and that certain Pledge Agreement of even date with the Original Lease (collectively, the "Original Lease Documents"); and,

     WHEREAS, Ascend and SBLF desire to amend and restate the Original Lease and the Original Lease Documents to, among other things, convert the Original Lease to a master lease structure and to increase the Commitment Amount to $46,000,000.00:

     NOW, THEREFORE, in consideration of the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto make the following agreements:

  1. Ascend and SBLF mutually desire to amend and restate the Original Lease as set forth in the Amended and Restated Master Lease attached hereto as Exhibit B and Ascend and SBLF agree to execute and deliver the Amended
       ---------
       and Restated Master Lease in the form attached hereto as Exhibit B.
                                                                ---------

  2. Ascend and SBLF mutually desire to amend and restate the Original Lease Documents as set forth in the Amended and Restated Participation Agreement, Amended and Restated Rent Purchase Agreement, Amended and Restated Pledge Agreement and Amended and Restated Custodial Agreement, all of even date with the Amended and Restated Master Lease (collectively, the "Amended and Restated Lease Documents") and Ascend and SBLF agree to execute and deliver the Amended and Restated Lease Documents in form and substance reasonably satisfactory to SBLF and the Rent Purchasers (as defined in the Amended and Restated Participation Agreement).


  3. The terms of the Amended and Restated Master Lease and the Amended and Restated Lease Documents will govern and control to the extent such terms conflict with the terms of the Original Lease and Original Lease Documents.

                        [Signatures begin on next page.]

     IN WITNESS WHEREOF, Ascend and SBLF have executed this Agreement this _____ day of March, 1998.


                                         ASCEND:


                                         ASCEND COMMUNICATIONS, INC., a Delaware
                                         corporation



                                         By:  __________________________________
                                              Name:  ___________________________
                                              Its:   ___________________________



                      (Signatures continue on next page)

                                      "SBLF"

                                      SUMITOMO BANK LEASING AND FINANCE, INC., a
                                      Delaware corporation



                                      By:  __________________________________
                                           Name:  ___________________________
                                           Its:   ___________________________


                      (signatures continued on next page)

Rent Purchasers hereby agree to the terms set forth herein and in the Amended and Restated Master Lease by executing this Agreement in the space provided below as of this _______ day of March, 1998.


                                         RENT PURCHASERS:


                                         WELLS FARGO BANK,  National Association


Date ____________________                By ____________________________________
                                         Name __________________________________
                                         Title _________________________________


                                         1320 Willow Pass Road, Suite 440
                                         Concord, CA  94520
                                         Attention:  Steve Boijkovic


                                         UNION BANK OF CALIFORNIA, N.A.


Date ____________________                By ____________________________________
                                         Name __________________________________
                                         Title _________________________________


                                         350 California Street
                                         San Francisco, CA  94104
                                         Attention:  Wade Schlueter

                                   EXHIBIT A

             ORIGINAL LEASE DATED March 27, 1996 AND ALL AMENDMENTS

                              [FOLLOWS THIS PAGE]

                                   EXHIBIT B

                   FORM OF AMENDED AND RESTATED MASTER LEASE

                              [FOLLOWS THIS PAGE]

RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:

Graham & James, LLP
One Maritime Plaza, Suite 300
San Francisco, CA  94111
Attention:  Bruce Hyman, Esq.


                MEMORANDUM OF AMENDED AND RESTATED MASTER LEASE
                                   (PHASE II)

     THIS MEMORANDUM OF AMENDED AND RESTATED MASTER LEASE ("Memorandum of Master Lease") is executed as of March _____, 1998, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant").

                                    RECITALS

     WHEREAS, Landlord and Tenant have executed that certain amended and restated master lease dated March __, 1998 ("Amended and Restated Master Lease") and a Lease Supplement No. 2 for Construction dated March __, 1998 (the "Lease Supplement No. 2") (the Amended and Restated Master Lease and Lease Supplement No. 2 are hereinafter collectively referred to as the "Amended and Restated Master Lease"), covering a leasehold interest in certain land located on the real property located in the City of Alameda, Alameda County, California as more particularly described in Schedule 1 attached hereto and incorporated herein by
                          ----------
this reference ("Land") and the improvements which are located on said Land (the Land and improvements are referred to herein as the "Parcel"); and

     WHEREAS, Landlord and Tenant desire to record notice of the Amended and Restated Master Lease in the real estate records of Alameda County, California:

     NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

     1.  Demise.  Landlord hereby leases the Parcel to Tenant and Tenant hereby
         ------
leases the Parcel from Landlord.

     2.  Expiration Date.  The term of the Lease Supplement No. 2 commenced with
         ---------------
respect to the Parcel on the date hereof and shall expire on March _____, 2003 unless extended by Landlord and Tenant to March ______, 2005, pursuant to the terms of the Amended and Restated Master Lease.

     3.  Option to Purchase.  Landlord hereby grants to Tenant an option to
         ------------------
purchase the Parcel, as more particularly described in the Amended and Restated Master Lease, at any time during the Term (including any extension thereof).

     4.  Restrictions on Encumbrances.  Landlord is prohibited from recording
         ----------------------------
against the Parcel liens (including, without limitation, deeds of trust), encumbrances, and other matters that would constitute exceptions to title, and from amending or modifying any of the foregoing that may exist now or during the Term, as more particularly described in the Amended and Restated Master Lease.

     5.  Restrictions on Transfers by Landlord.  Subject to certain exceptions,
         -------------------------------------
Landlord may transfer its interest in the Parcel to a third party subject to the restrictions which are set forth with more particularity in the Amended and Restated Master Lease.

     6.  Counterparts.  This Memorandum of Master Lease may be executed in any
         ------------
number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Master Lease as of the date and year first written above.


                TENANT:         ASCEND COMMUNICATIONS, INC., a
                                Delaware Corporation

                                By  ___________________________
                                Name  _________________________
                                Its  __________________________


                      (Signatures continued on next page)
                     (All signatures must be acknowledged)

        LANDLORD:               SUMITOMO BANK LEASING AND
                                FINANCE, INC., a Delaware Corporation

                                By  _________________________________
                                Name  _______________________________
                                Its  ________________________________

                                   SCHEDULE 1

                               LEGAL DESCRIPTION

                                [TO BE ATTACHED]

RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:

Graham & James, LLP
One Maritime Plaza, Suite 300
San Francisco, CA  94111
Attention:  Bruce Hyman, Esq.

                MEMORANDUM OF AMENDED AND RESTATED MASTER LEASE

     THIS MEMORANDUM OF AMENDED AND RESTATED MASTER LEASE ("Memorandum of Master Lease") is executed as of March __, 1998, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant").

                                    RECITALS

     WHEREAS, Landlord and Tenant have executed that certain lease dated as of March 27, 1996 as amended by the First Amendment to Lease dated July 17, 1996 (collectively, the "Original Lease") and Landlord and Tenant have executed that certain Memorandum of Lease dated March 27, 1996 and recorded on March 27, 1996 in the records of Alameda County, California, as Instrument No. 96075807 (the "Original Memorandum") covering a leasehold interest in certain land located on the real property as more particularly described in Schedule 1 attached hereto
                                                    ----------
and incorporated herein by this reference ("Land") and the improvements located on the Land (the "Improvements"), which Land and Improvements are located in the City of Alameda, Alameda County, California (the Land and improvements are referred to herein as the "Parcel"); and

     WHEREAS, concurrently herewith Landlord and Tenant are executing that certain amended and restated master lease ("Amended and Restated Master Lease") and a Lease Supplement No. 1 for Construction (the "Lease Supplement No. 1") (the Amended and Restated Master Lease and Lease Supplement No. 1 are hereinafter collectively referred to as the "Amended and Restated Master Lease"); and

     WHEREAS, the Amended and Restated Master Lease will restate the Original Lease in all respects and therefore Landlord and Tenant desire to record a notice of the Amended and

Restated Master Lease by recording this Memorandum of Amended and Restated Master Lease to replace and supersede in all respects the Original Memorandum:

     NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

     1.  Demise.  Landlord hereby leases the Parcel to Tenant and Tenant hereby
         ------
leases the Parcel from Landlord, subject to the terms, covenants and conditions contained in the Amended and Restated Master Lease.

     2.  Expiration Date.  The term of the Lease Supplement No. 1 commenced with
         ---------------
respect to the Parcel on March 27, 1996 and shall expire on March ____, 2003, unless extended by Landlord and Tenant to March _____, 2005, pursuant to the terms of the Amended and Restated Master Lease.

     3.  Option to Purchase.  Landlord hereby grants to Tenant an option to
         ------------------
purchase the Parcel, as more particularly described in the Amended and Restated Master Lease, at any time during the Term (including any extension thereof).

     4.  Restrictions on Encumbrances.  Landlord is prohibited from recording
         ----------------------------
against the Parcel liens (including, without limitation, deeds of trust), encumbrances, and other matters that would constitute exceptions to title, and from amending or modifying any of the foregoing that may exist now or during the Term, as more particularly described in the Amended and Restated Master Lease.

     5.  Restrictions on Transfers by Landlord.  Subject to certain exceptions,
         -------------------------------------
Landlord may transfer its interest in the Parcel to a third party subject to the restrictions which are set forth with more particularity in the Amended and Restated Master Lease.

     6.  Counterparts.  This Memorandum of Master Lease may be executed in any
         ------------
number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

     7.  Termination of Original Memorandum.  This Memorandum of Master Lease
         ----------------------------------
replaces and supersedes in all respects the Original Memorandum.


                        [Signatures begin on next page.]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Master Lease as of the date and year first written above.


                TENANT:         ASCEND COMMUNICATIONS, INC.,
                                a Delaware Corporation

                                By  __________________________
                                Name  ________________________
                                Its  _________________________


                      (Signatures continued on next page)
                     (All signatures must be acknowledged)

                LANDLORD:       SUMITOMO BANK LEASING AND
                                FINANCE, INC., a Delaware Corporation

                                By  _________________________________
                                Name  _______________________________
                                Its  ________________________________

                                   SCHEDULE 1

                               LEGAL DESCRIPTION

                                [TO BE ATTACHED]

                              AMENDED AND RESTATED
                       CONSTRUCTION MANAGEMENT AGREEMENT



     THIS AMENDED AND RESTATED CONSTRUCTION MANAGEMENT AGREEMENT (the "Agreement") is entered into as of March __, 1998 by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Owner"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Construction Manager").


                                    RECITALS

     A. Owner is the owner of the Parcel located in the City of Alameda, Alameda County, California, more particularly described on Exhibit A attached
                                                           ---------
hereto (the "Parcel").

     B. Owner desires to erect and construct certain improvements upon the Parcel (the "Improvements"), as set forth in that certain Lease dated March 27, 1996, as amended by the First Amendment to Lease dated July 17, 1996, executed by Owner, as Landlord and Construction Manager, as Tenant relating to the Parcel and the Improvements to be constructed thereon (collectively, the "Original Lease"). The Original Lease is being amended and restated by that certain Amended and Restated Master Lease dated as of March __, 1998 (the "Amended and Restated Master Lease") and the construction of the Improvements are further described in the Lease Supplement No. 1 dated as of March __, 1998, executed by Owner, as Landlord and Construction Manager, as Tenant (the "Lease Supplement No. 1"). The Amended and Restated Master Lease and Lease Supplement No. 1 are hereinafter collectively referred to as the "Amended and Restated Master Lease" and all capitalized terms used in this Agreement shall have the same meaning as in the Amended and Restated Master Lease.

     C. Owner desires to contract with Construction Manager to provide construction management services for the construction of the Improvements and Construction Manager desires to perform such services.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.  Appointment.  Owner hereby appoints Construction Manager to act as Owner's
    -----------
agent to manage and coordinate the construction of all aspects of the Improvements.

2.  Description of Services.  Construction Manager shall select the project
    -----------------------
manager and/or general contractors that will be responsible for construction of the Improvements (the "Project Manager" and each general contractor, a "Contractor"), subject to Owner's reasonable approval. Owner hereby approves Steven R. Meckfessel, Inc., dba SRM Associates as the Project Manager for the Improvements.

3.  Construction Manager's Rights to Construct Improvements.  Construction
    -------------------------------------------------------
Manager shall have the right, subject to the terms of this Agreement, to require Owner to pay for the construction of the Improvements (subject however to the limitation specified in Section 11 below). With respect to such construction, Owner hereby irrevocably appoints Construction Manager as Owner's construction agent and Owner agrees that it has no right to construct additional Improvements on the Parcel without Construction Manager's consent, which consent shall be granted or withheld in its sole and absolute discretion.

4.  Required Permits, Easements, etc.  From time to time, upon request of
    --------------------------------
Construction Manager, Owner (as holder of record of title to the Parcel) shall execute such reasonable documents, petitions, applications and authorizations, easements and rights of way and shall appear at and participate in such public hearings and similar gatherings, in each case as may in the reasonable and good faith opinion of Construction Manager be necessary or appropriate for the purpose of obtaining any Required Permits or private easements or rights of way or utility services for the Improvements or to remove any title encumbrances on the Parcel which may interfere with the construction of the Improvements. All reasonable out-of-pocket costs and expenses incurred by Owner in complying with Owner's obligations under this Section 4 shall be deemed to be an Advance and shall be added to the Lease Investment Balance as of the date paid by Owner.

5.  Role of Construction Manager.   Construction Manager shall have the
    ----------------------------
authority, on Owner's behalf, to oversee and direct the construction of all Improvements, including but not limited to, approval of building, site and other plans, obtaining building and other permits, negotiating construction, architect, engineering and other contracts, monitoring construction and making periodic inspections, approval of any contractor's invoice for payment, and submission of Draw Requests. Within a reasonable time after Construction Manager's request, Owner shall execute construction and other contracts negotiated by Construction Manager as may be required for the construction of Improvements on the Parcel, or Construction Manager may enter into any such contract as agent on behalf of Owner, including, without limitation, the general contract for construction of tenant improvements, provided that any general contract for construction must specify a guaranteed maximum price and include a date certain for completion of construction, and Owner shall have approved any such contract (whether to be executed by Owner or by Construction Manager as agent on behalf of Owner), which approval shall not be unreasonably withheld; and Owner shall not amend, modify or terminate any such contract without the prior written approval of Construction Manager, which consent shall be granted or withheld in its sole and absolute discretion.

6.  Term.  Owner's appointment of Construction Manager under this Agreement
    ----
shall be irrevocable unless an Event of Default has occurred and is continuing under the

Amended and Restated Master Lease, whereupon Owner shall have the right, but not the obligation, to terminate the appointment of Construction Manager under this Agreement.

7.  Owner Approval of Plans and General Contractor's Construction Contract.
    ----------------------------------------------------------------------
There is no general contractor's general contract in connection with Lease Supplement No. 1 and Lease Supplement No. 2. If there is a general contractor's general contract in connection with any future Lease Supplements, Owner has the right to approve the general contractor's general contract which must be on a fixed price or cost plus basis and subject to a maximum price and a date certain for completion. Owner has the right to approve the proposed site plans ("Authorized Plans") for all Improvements, as shown on Exhibit B attached
                                                       ---------
hereto. Construction Manager hereby certifies to Owner that the Authorized Plans attached hereto as Exhibit B do not violate any Legal Requirements in any
                         ---------
material respect. Owner's approval of the Authorized Plans does not constitute any representation or warranty by Owner with respect to such Authorized Plans, and Owner hereby specifically disclaims any such representations and warranties.

8.  Building Permits.  Construction Manager shall obtain and shall submit to
    ----------------
Owner from time to time copies of all building permits and approvals required for the construction of each portion of the Improvements prior to commencement of substantial construction of the work to which any such permit or approval relates.

9.  Conditions Precedent to Owner's Obligation to Fund Advances.  The obligation
    -----------------------------------------------------------
of Owner to make an Advance hereunder for the costs of constructing the Improvements shall be subject to the following conditions precedent:

          (a) Draw Request.  Owner shall have received a written request from
              ------------
Construction Manager or its agent requesting the Advance ("Draw Request") in the form attached hereto as Exhibit C.
                        ---------

          (b) Contractor's Certificate.  With respect to any portion of an
              ------------------------
Advance going toward payment of labor, services, equipment and material incorporated into the Improvements, for major materials stored at the site during the preceding month and similar "hard costs" for the Building, Owner shall have received a certificate in the form attached hereto as Exhibit D from
                                                                 ---------
the contractor responsible for the work to be paid from the Advance in question ("Contractor's Certificate").

          (c) Lien Waivers.  Owner shall have received Conditional Waivers and
              ------------
Releases Upon Progress Payment as set forth in California Civil Code Section 3262 from the Contractor and any subcontractor scheduled to receive payment in excess of Ten Thousand Dollars ($10,000) from such Advance.

          (d) Sufficient Securities in Collateral Account.  Owner shall receive
              -------------------------------------------
evidence satisfactory to it that Construction Manager is in full compliance with the Pledge Agreement, if applicable.

          (e) Lease Supplement.  Owner shall have received a fully executed
              ----------------
Lease Supplement in the form set forth in the Amended and Restated Master Lease.

          (f) Contractor Budget and Appraisal.  There is no contractor budget
              -------------------------------
for Lease Supplement No. 1 and Lease Supplement No. 2. If there is a general contractor in connection with any future Lease Supplements, Owner must receive a contractor budget for the Parcel. Owner must receive an appraisal of every Parcel and Improvements of such Parcel valued (i) after construction of the Improvements, with respect to any Lease Supplement for Construction, and (ii) as of the date of any Lease Supplement for Acquisition, which appraisal shall be in a form and substance reasonably satisfactory to Owner and prepared by an independent appraiser mutually satisfactory to Owner and Construction Manager in accordance with all applicable regulatory requirements under the Financial Institution Reform, Recovery and Enforcement Act of 1989 and regulations promulgated thereunder.

     10.  Conditions Precedent to Owner's Obligation to Fund Final Advance.
          ----------------------------------------------------------------
Owner's obligation to make the final Advance for the Improvements shall be subject to the satisfaction of the following conditions:

          (a) Section 9 Conditions.  All of the conditions precedent set forth
              --------------------
in Section 9  above shall have been satisfied with respect to the final Advance.

          (b) Building Certificate of Occupancy.  Owner shall have received a
              ---------------------------------
copy of the certificate of occupancy or other similar approval issued by the City for the Improvements.

     11.  Funding and Completion.  Owner shall fund all Advances hereunder;
          ----------------------
provided, however, that in no event shall Owner have any obligation to fund any Advances that would cause the Lease Investment Balance to exceed the Commitment Amount as specified in the Amended and Restated Master Lease. Construction Manager shall cause the Improvements to be completed within eighteen (18) months of the date of the Agreement and within the proposed budget for construction of the Improvements as shown in Exhibit E attached hereto ("Budget") (Owner and
                             ---------
Construction Manager acknowledge that Exhibit E sets forth an interim budget
                                      ---------
that may be adjusted based upon receipt of final cost estimates and change orders from the Contractors). In the event the Improvements have not been completed within eighteen (18) months following the date of this Agreement or the total cost of the Parcel acquisition and construction of the Improvements exceeds $25,000,000, then Construction Manager shall re-purchase the Parcel and Improvements for the Purchase Price (as defined in the Amended and Restated Master Lease).

     12.  Further Approvals; Proposed Changes.  Construction Manager shall only
          -----------------------------------
be obligated to submit to Owner for approval documentation showing any proposed material change to the Authorized Plans (but no approval shall be required with respect to construction or design matters that are not contained in or addressed by the Authorized Plans), and only to the extent such change is materially inconsistent with the Authorized

Plans and shall materially affect the value of the Improvements. Owner's approval or rejection, which shall not be unreasonably withheld, shall be given within ten (10) days after request by Construction Manager and its failure to respond during that period shall be deemed approval. All reasonable out-of-pocket costs and expenses incurred by Owner in connection with the review and approval of any such changes shall be deemed to be an Advance and shall be added to Lease Investment Balance as of the date paid by Owner (Owner shall promptly notify Construction Manager of any such Advance). Construction Manager shall have the right, without further approval of Owner, to construct Improvements not materially inconsistent with the Authorized Plans together with such changes thereto as may be requested or required to comply with Legal Requirements.

     13.  Additional Provisions Regarding Advances.
          ----------------------------------------

          (a) Timing and Method of Disbursement.  Advances to be made hereunder
              ---------------------------------
shall not be made more frequently than monthly. At any time Construction Manager desires to receive an Advance, Construction Manager shall submit a Draw Request on or before the fifth (5th) day of the month following the month for which an Advance is requested, and if Construction Manager submits such Draw Request by such fifth (5th) day of the month, then Owner shall make the Advance as requested in such Draw Request to the party(ies) designated by Construction Manager on the fifteenth (15th) day of that month (subject to the conditions to funding described in Section 9 above). The Advances shall be made to parties identified by Construction Manager, which parties may include Construction Manager. At the option of Construction Manager, Owner shall make such Advances to one (1) or more parties. If the fifteenth (15th) day is not a business day, then the Advance shall take place on the next succeeding business day.

          (b) Retainage.  There shall be a retention policy for requests for
              ---------
disbursement of Advances to pay the hard construction costs related to the Improvements (i.e., amounts owed to contractors and subcontractors, including overhead and profit). Ten percent (10%) of the value of the work performed or materials supplied shall be retained until the Improvements are fifty percent (50%) completed and five (5%) thereafter. All retainage shall be paid upon payment of the Final Advance; provided, however, that at the request of Construction Manager portions of such retainage may be released prior to the Final Advance to pay the balance of any funds retained from a subcontractor if such subcontractor has satisfactorily completed all of its work on the Improvements and delivers to Construction Manager simultaneously with the payment of such retainage an Unconditional Waiver and Release Upon Final Payment as set forth in California Civil Code Section 3262 showing no disputed amounts.

          (c) Lien Waivers.  Owner agrees to execute lien waivers in form and
              ------------
substance satisfactory to Owner in favor of equipment lessors providing equipment to Construction Manager.

     14.  Construction Manager's Liability.  Construction Manager undertakes to
          --------------------------------
perform its services in accordance with generally accepted practices in the construction industry for a construction manager and the scope of services hereunder.

     15.  Successors and Assigns.  This Agreement shall bind and inure to the
          ----------------------
benefit of Owner and Construction Manager, their respective successors, assigns and legal representatives. Construction Manager shall not assign its interests in or obligations under this Agreement without the prior written consent of Owner.

     16.  Severability.  In the event any term or provision of this Agreement is
          ------------
held to be illegal, invalid or unenforceable under law, such term or provision, or part thereof, shall be deemed severed from this Agreement and the remaining terms and provisions shall remain unaffected thereby and shall remain in full force and effect.

     17.  Governing Law.  This Agreement shall be governed by, construed and
          -------------
enforced in accordance with the laws of the State of California.

     18.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.


                        [Signatures begin on next page.]

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.



OWNER:          SUMITOMO BANK LEASING AND FINANCE, INC., a
                Delaware corporation


                By  _______________________________________
                Its _______________________________________

CONSTRUCTION MANAGER:   ASCEND COMMUNICATIONS, INC.,
                        a Delaware corporation

                        By  __________________________
                        Its __________________________

                                   Exhibit A
                                   ---------

                           DESCRIPTION OF THE PARCEL



                                [TO BE ATTACHED]

                                   Exhibit B
                                   ---------

                                AUTHORIZED PLANS


1. Interior Plans prepared by Interform dated January 30, 1996, progress floor plans dated February 22, 1996 (not for constructions), Job No. 5735-D.

2. Structural Plans prepared by Structural Engineers Incorporated, original date of January 30, 1996, as amended and updated, Project No. 1455.

3. FeeMunsunEbert drawings, original date of February 9, 1996, as amended, Project No. 9541.

                                   Exhibit C

                               DRAW REQUEST FORM



     THIS DRAW REQUEST ("Draw Request") is submitted by ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Construction Manager") to SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Owner") pursuant to the terms of that certain Amended and Restated Construction Management Agreement between Owner and Construction Manager dated March __, 1998. Any capitalized terms not defined in this Draw Request shall have their meaning as defined in the Amended and Restated Construction Management Agreement.


     Construction Manager hereby makes a Draw Request for an Advance from Owner. The aggregate of the amount of the Advance requested by Construction Manager pursuant to this Draw Request is $__________. The LIBOR borrowing period for such Advance is one (1) month. After making this Advance the undersigned certifies that there will not be more than one (1) LIBOR contract.

     Construction Manager hereby instructs Owner to make this Advance to the parties and in the amounts described below:


Name of Entity              Amount
--------------------------------------------------------------------------------


     [Add additional sheet, if necessary, to describe all entities to receive a portion of this Advance and the amount to be paid to each such entity.]

     IN WITNESS WHEREOF, Construction Manager has executed this Draw Request as of the date and year first above written.


                                        CONSTRUCTION MANAGER

                                        ASCEND COMMUNICATION, INC.,
                                        a Delaware Corporation

                                        By  _____________________________

                                            Its  ________________________


                                        By  ______________________________

                                            Its  _________________________

                                   Exhibit D
                                   ---------

                            CONTRACTOR'S CERTIFICATE


                                [TO BE ATTACHED]

                                   Exhibit E
                                   ---------

                                     BUDGET

                                [TO BE ATTACHED]

                    LEASE SUPPLEMENT FOR CONSTRUCTION NO. 1


     LEASE SUPPLEMENT NO. 1 is dated as of March __, 1998 and executed by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant").

     Landlord and Tenant have heretofore entered into that certain Amended and Restated Master Lease dated as of March __, 1998, relating to the lease of certain parcels of real property (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings). The Lease provides for the execution and delivery from time to time of Lease Supplements for the purpose of leasing individual Parcels under the Lease as and when delivered by Landlord in accordance with the terms thereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Landlord and Tenant hereby agree as follows:


       (a) Landlord has delivered and leased to Tenant under the Lease and Tenant has accepted and leased from Landlord under the Lease the Parcel described in Schedule 1 attached hereto.

       (b) The lease amortization, if applicable, is described in Schedule 2 attached hereto.

       (c) The Permitted Title Exceptions are described in Schedule 3 attached hereto.

       (d) The Site Plan for the Parcel is described in Schedule 4 attached hereto.

       (e)1/ The Site Investment Balance to acquire the Land is $[N/A] and the estimated Improvement Investment Balance for the construction of the Improvements shall be $[N/A].

       (f) The Lease Supplement Term commenced on March 27, 1996.

       (g) Tenant hereby confirms its agreement to pay Landlord Base Rent and Additional Rent for the Parcel during the Lease Supplement Term in accordance with Article VII of the Lease.

       (h) Tenant hereby confirms to Landlord that Tenant has accepted the Parcel and agrees that it shall be incorporated into the Lease.

---------------------------
1/ In the case of a Parcel where the Fair Market Value of the Land is less than twenty five percent (25%) of the aggregate expected Fair Market Value of the Land and Improvements at Lease Commencement, substitute the following language: "There is no separate Site Investment Balance for this Parcel. The estimated Improvements Investment Balance (which shall, for purposes of the Parcel to with this Lease Supplement relates, include the acquisition costs of the Parcel) shall be $___________________.

       (i) This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

       (j) This Lease Supplement is being delivered in the State of California and in all respects shall be governed by, and construed in accordance with, the laws of the State of California, including all matters of construction, validity and performance.

       (k) The Construction Period commenced on March 27, 1996 and expired eighteen (18) months thereafter.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease Supplement to be duly executed on the day and year first above written.


                        [Signatures begin on next page.]

                              LANDLORD
                              --------

                              SUMITOMO BANK LEASING AND FINANCE, INC., a
                              Delaware corporation


                              By_______________________________________
                              Name_____________________________________
                              Its______________________________________


                      [Signatures continued on next page]

                              TENANT
                              ------

                              ASCEND COMMUNICATIONS, INC., a Delaware
                              corporation


                              By_______________________________________
                              Name_____________________________________
                              Its______________________________________

                                 Schedule 1 to
                             Lease Supplement No.
                             --------------------
                             DESCRIPTION OF PARCEL
                               [TO BE PROVIDED]

                                 Schedule 2 to
                             Lease Supplement No.
                             --------------------
                     AMORTIZATION SCHEDULE (if necessary)
                                     NONE

                                 Schedule 3 to
                             Lease Supplement No.
                             --------------------
                          PERMITTED TITLE EXCEPTIONS

1. The lien of supplemental taxes, if any, assessed as a result of transfer of interest and/or new construction, said supplemented taxes being assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, for which no Notice of Assessment has been issued, as of the date herein.
2. Special assessment for Harbor Bay Business Park A.D. 92-1, in the original amount of $804,404.25, Assessment No. 6, upon which 20 year bonds have been issued. Principal and interest are collectible with the county taxes commencing with the year 1992-93.
3. Special assessment for Harbor Bay Business Park A.D. 92-1, in the original amount of $867,661.76, Assessment No. 7, upon which 20 year bonds have been issued. Principal and interest are collectible with the county taxes commencing with the year 1992-93.
4. Special assessment for Harbor Bay Business Park A.D. 92-1, in the original amount of $1,471,144.35, Assessment No. 13, upon which 20 year bonds have been issued. Principal and interest are collectible with the county taxes commencing with the year 1992-93.
5. Special assessment for Harbor Bay Business Park A.D. 92-1, in the original amount of $719,237.97, Assessment No. 14, upon which 20 year bonds have been issued. Principal and interest are collectible with the county taxes commencing with the year 1992-93.
6. BAY FARM ISLAND DIKE ASSESSMENT DISTRICT NO. 93-1. Assessments that may be levied by the City of Alameda for costs and expenses related to repairs required in the event of "major failure" in the dike, pursuant to instrument recorded August 9, 1993, Series No. 93-283274, and as established by the City of Alameda Resolution No. 12429.
No assessments have been levied by the City of Alameda for the fiscal year 1995-1996.
7. Notice of Agreement to grant noise easement and covenants, and agreement to subordinate by and between Harbor Bay Isle Associates, a partnership, and the City of Oakland, a municipal corporation, recorded June 5, 1980, Series No. 80-097060.
In connection therewith:
     Easement for noise, vibration, air currents, natural or artificial illumination, and such matter, emissions, activities, or other things that may occur or result directly or indirectly from the operations of the Airport, now and in the future, including, but in no way limited to, ground and flight operations of aircraft at, over, on, or about the Airport, and appurtenances thereto, granted to City of Oakland, a municipal corporation by instrument recorded February 18, 1992, Series No. 92-48968.
Also, in connection therewith:
     Terms, conditions and provisions contained in the covenant running with land executed by the City of Oakland and Harbor Bay Isle Associates, which among other things, bars use of the premises, for residential, public school, public library or open air amphitheater purposes, recorded February 18, 1992, Series No. 92-48969.

8. Covenants, conditions and restrictions as set forth in the instrument recorded March 29, 1983, Series No. 83-50078;
     (a)  With mortgage protection clause.
     (b)  With reversionary clause.
     Said declaration also contains the following:
     (c)  Lien rights for upkeep and maintenance.
     Declaration of Annexation recorded November 14, 1990, Series No. 90-300327 and Declaration of Annexation recorded June 14, 1993, Series No. 93-209799.
9. Easement for street lighting purposes, and appurtenances thereto, together with conditions and reservations, as set forth in the grant to the City of Alameda, by instrument recorded August 27, 1986, Series No. 86-208515. (Affects the southwesterly portion of Parcels 6, 7 and 8 of Parcel Map 5274.)
10. Easement for public pathway purposes, and appurtenances thereto, together with conditions and reservations as set forth in the grant to the City of Alameda, by instrument recorded August 27, 1986, Series No. 86-208516. (Affects the southwesterly portion of Parcels 6, 7 and 8 of Parcel Map 5274.)
11. Easement for public utility purposes, and appurtenances thereto, together with conditions and reservations, as set forth in the grant to the City of Alameda, by instrument recorded August 27, 1986, Series No. 86-208517. (Affects the southwesterly portion of Parcels 6, 7 and 8 of Parcel Map 5274.)
12. Terms, conditions, provisions and easements, contained on the Certificate Page of Parcel Map 5274, filed February 29, 1988, Map Book 176, Pages 4-11, Alameda County Records.
     (Affects streets and public utility easements as shown on said map.)
13. Terms conditions and provisions contained in the certain Development Agreement between and among the City of Alameda and Harbor Bay Isle Associates, et al, recorded April 24, 1989, Series No. 89-110710.
Extension and Modification Agreement thereto, recorded March 22, 1990, Series No. 90-77929.
14. Covenants, conditions and restrictions as contained in the Deed from Harbor Bay Isle Associates, recorded concurrently herewith.
15.  An unrecorded Lease upon the terms, covenants and conditions therein provided;
     Lessor: Sumitomo Bank Leasing and Finance, Inc., a Delaware corporation
     Lessee:     Ascend Communications, Inc. a Delaware corporation
     Recorded: concurrently herewith.

In conjunction with said Lease:

     Deed of Trust, Financing Statement, Security Agreement and Fixture Filing, to secure payment of an amount up to $25,000,000.00 and any other amounts or obligations secured thereby:

     Dated:      February 29, 1996
     Trustor:    Ascend Communications, Inc., a Delaware corporation
     Trustee:    Stewart Title of California, a California corporation

     Beneficiary: Sumitomo Bank Leasing & Finance, Inc. a
                  Delaware corporation
     Recorded:    Concurrently herewith.
16.  Repurchase Option Agreement being recorded concurrently herewith.
17.  Water rights or claims or title to water in or under the land.
18. The following matters as disclosed by ALTA/ASCM Land Title Survey for Ascend Communications, Inc., prepared by Kier & Wright, Civil Engineers and Surveyors, Inc., dated _______, Job No. 95599:
     (a) gas, electric and telephone boxes lying along the eastern portion of the premises, approximately 200 feet south from the northeast corner of the premises, and another group of such utility boxes lying inside the eastern property line in an area approximately 325.00 south on the eastern line of the property shown as South 5 33' 41" East; 491.10 feet; and
     (b) high voltage electric box on concrete pad in the southeastern corner of the premises.

                                 [BLANK PAGE]

                                 Schedule 4 to
                             Lease Supplement No.
                             --------------------
                                   SITE PLAN
                              [follows this page]

                    LEASE SUPPLEMENT FOR CONSTRUCTION NO. 2


     LEASE SUPPLEMENT NO. 2 is dated as of March ____, 1998 and executed by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Tenant").

     Landlord and Tenant have heretofore entered into that certain Amended and Restated Master Lease dated as of March __, 1998, relating to the lease of certain parcels of real property (herein called the "Lease" and the defined terms therein being hereinafter used with the same meanings). The Lease provides for the execution and delivery from time to time of Lease Supplements for the purpose of leasing individual Parcels under the Lease as and when delivered by Landlord in accordance with the terms thereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Landlord and Tenant hereby agree as follows:

        (a) Landlord hereby delivers and leases to Tenant under the Lease and Tenant accepts and leases from Landlord under the Lease the Parcel described in
Schedule 1 attached hereto.
----------

        (b)    The lease amortization, if applicable, is described in Schedule 2
                                                                      ----------
attached hereto.

        (c)    The Permitted Title Exceptions are described in Schedule 3
attached hereto.                                              ----------

        (d)    The Site Plan for the Parcel is described in Schedule 4 attached
                                                           ----------
hereto.

        (e)/1/ The Site Investment Balance to acquire the Land is $[N/A] and the estimated Improvement Investment Balance for the construction of the Improvements shall be $[N/A].

        (f)    The Lease Supplement Term shall commence on March ____, 1998.

        (g) Tenant hereby confirms its agreement to pay Landlord Base Rent and Additional Rent for the Parcel during the Lease Supplement Term in accordance with Article VII of the Lease.
                -----------

        (h) Tenant hereby confirms to Landlord that Tenant has accepted the Parcel and agrees that it shall be incorporated into the Lease.

-------------------------
1/  In the case of a Parcel where the Fair Market Value of the Land is less than
-
twenty five percent (25%) of the aggregate expected Fair Market Value of the Land and Improvements at Lease Commencement, substitute the following language:
"There is no separate Site Investment Balance for this Parcel. The estimated Improvements Investment Balance (which shall, for purposes of the Parcel to with this Lease Supplement relates, include the acquisition costs of the Parcel) shall be $___________________.

        (i) This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        (j) This Lease Supplement is being delivered in the State of California and in all respects shall be governed by, and construed in accordance with, the laws of the State of California, including all matters of construction, validity and performance.

        (k) The Construction Period shall commence on March ___, 1998 and expire eighteen (18) months thereafter.

 .

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease Supplement to be duly executed on the day and year first above written.


                        [Signatures begin on next page.]

                              LANDLORD
                              --------

                              SUMITOMO BANK LEASING AND FINANCE, INC., a
                              Delaware corporation


                              By
                                ---------------------------------------

                              Name
                                  -------------------------------------

                              Its
                                 --------------------------------------



                      [Signatures continued on next page]

                              TENANT
                              ------

                              ASCEND COMMUNICATIONS, INC., a Delaware
                              corporation


                              By
                                ---------------------------------------

                              Name
                                  -------------------------------------

                              Its
                                 --------------------------------------

                                 Schedule 1 to
                               Lease Supplement No.
                               --------------------
                             DESCRIPTION OF PARCEL
                                [TO BE PROVIDED]

                                 Schedule 2 to
                             Lease Supplement No.
                              -------------------
                     AMORTIZATION SCHEDULE (if necessary)
                                     NONE

                                 Schedule 3 to
                             Lease Supplement No.
                             --------------------
                          PERMITTED TITLE EXCEPTIONS

                                 Schedule 4 to
                             Lease Supplement No.
                             --------------------
                                   SITE PLAN
                              [follows this page]

Recording Requested By
         And
When Recorded Return To:


Graham & James LLP
One Maritime Plaza, Suite 300
San Francisco, CA  94111
Attention:  Bruce W. Hyman, Esq.


================================================================================

                         ASCEND COMMUNICATIONS, INC.,
                            a Delaware corporation

                                  as Trustor,

                                      to

                         STEWART TITLE OF CALIFORNIA,
                           a California corporation,

                                  as Trustee,

                              for the benefit of

                   SUMITOMO BANK LEASING AND FINANCE, INC.,
                            a Delaware corporation,
                                as Beneficiary

================================================================================


                      DEED OF TRUST, FINANCING STATEMENT,
                     SECURITY AGREEMENT AND FIXTURE FILING
                     (WITH ASSIGNMENT OF RENTS AND LEASES)


================================================================================

                            Dated: ___________, 1998

================================================================================

This instrument is a Deed of Trust, Financing Statement, Security Agreement and Fixture Filing (with Assignment of Rents and Leases) of both real and personal property, including fixtures. This instrument contains provisions accelerating the obligations hereby secured upon certain sales or further encumbrances of the property hereby covered.

     THIS DEED OF TRUST, FINANCING STATEMENT, SECURITY AGREEMENT and FIXTURE FILING (WITH ASSIGNMENT OF RENTS AND LEASES) ("Deed of Trust") is made this __ day of March, 1998, by ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Trustor"), having its mailing address at 1725 Harbor Bay Parkway, Alameda, California, 94502, to STEWART TITLE OF CALIFORNIA, a corporation organized and existing under the laws of the State of California ("Trustee") for the benefit of SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation having its mailing address at 277 Park Avenue, New York, New York 10172 ("Beneficiary").


                             W I T N E S S E T H :
                             ---------------------

     WHEREAS, Beneficiary has entered into that certain Amended and Restated Master Lease dated as of March __, 1998 (the "Master Lease") and a Lease Supplement for Construction No. 2 ("Lease Supplement No. 2") covering the property more particularly described in Exhibit A attached hereto, with Trustor
                                        ---------
for the purpose of financing the acquisition of certain land and construction of certain improvements (the "Improvements") that are part of the Mortgaged Property (as defined below) and leasing such land and Improvements to Trustor (the "Master Lease" and "Lease Supplement No. 2" are hereinafter collectively referred to as the "Master Lease").

     WHEREAS, the total indebtedness and liabilities that are to be secured by this Deed of Trust shall be as follows:

          i) all amounts payable by Trustor under and in connection with the Master Lease and under any other document or instrument executed by Trustor, securing, evidencing or relating to the Master Lease or any of the security therefor (the Master Lease and such other documents and instruments being hereinafter collectively referred to as the "Transaction Documents"), in each case as the same may be modified, amended, or supplemented from time to time including but not limited to Base Rent and Additional Rent, as defined in the Master Lease, all sums Beneficiary may advance, pay or incur under or in connection with the Master Lease or any other sums advanced by Trustee or Beneficiary for the benefit of Trustor under the Master Lease;

          ii) all amounts payable by Trustor, under or in connection with this Deed of Trust, as the same may be amended, modified or supplemented from time to time, including all sums, amounts and expenses which Trustee or Beneficiary may advance, pay or incur in connection with or any other sums advanced by Trustee or Beneficiary for the protection of its security interests under the Transaction Documents; and

          iii) any other indebtedness, obligation or agreement of Trustor when evidenced or set forth in a document or instrument executed by Trustor reciting that it is secured by this Deed of Trust;

(all such amounts, obligations and liabilities described in (i) through (iii) being hereinafter collectively referred to as the "Obligations"); and

     WHEREAS, it has been agreed that the payment and performance of the Obligations shall be secured by a conveyance of certain property as hereinafter described; and

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the due and punctual payment in full by Trustor, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, Trustor does hereby, give, grant, bargain, sell, warrant, mortgage, transfer, grant a security interest in, set over, deliver, confirm and convey unto Trustee, in trust, with power of sale and right of entry
                                 -- -----
as hereinbelow provided, upon the terms and conditions of this Deed of Trust, the following property described in Granting Clauses FIRST through SIXTH below:


                                GRANTING CLAUSES
                                ----------------

     All the estate, right, title and interest of Trustor, whether now owned or hereafter acquired, in, to and under, or derived from:


                             GRANTING CLAUSE FIRST

                                      Land
                                      ----

     All those certain lots, pieces or parcels of land located in the City of Alameda, the County of Alameda and the State of California, as more particularly described in Exhibit A attached hereto, as the description of the same may be
             ---------
amended, modified or supplemented from time to time, all rights, title and interest of Trustor therein, including Trustor's right, title and interest in said real property, including such interests under the Master Lease, and including Trustor's options to purchase said real property under Section 20.1 of
                                                                 ------------
the Master Lease and all and singular reversions or remainders in and to said land and the tenements, hereditaments, transferable entitlements and development rights, easements (in gross and/or appurtenant) existing as of the date hereof or arising thereafter, agreements, rights-of-way or use rights (including alley, drainage, horticultural, mineral, mining, water, oil and gas rights and any other rights to produce or share in the production of anything therefrom or attributable thereto), privileges, royalties and appurtenances to said land, now or hereafter belonging or in anyway appertaining thereto, including any such right, title, interest in, to or under any agreement or right granting, conveying or creating, for the benefit of said land, any easement, right or license in any way affecting said land and/or other land and in, to or under any streets, ways, alleys, vaults, gores or strips of land adjoining said land or any parcel thereof, or in or to the air space over said land, all rights of ingress and egress with respect to said land, and all claims or demands of Trustor, either at law or in equity, in possession or expectancy, of, in or to the same (all of the foregoing hereinafter collectively referred to as the "Land").


                             GRANTING CLAUSE SECOND

                                  Improvements
                                  ------------

     All buildings, structures, facilities, landscaping and other improvements now or hereafter located on the Land, and all building material, building equipment, supplies and fixtures of every kind and nature now or hereafter located on the Land or attached to, contained in or used in connection with any such buildings, structures, facilities, landscaping or other improvements, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, (all of the foregoing hereinafter collectively referred to as the "Improvements").


                             GRANTING CLAUSE THIRD

                                   Equipment
                                   ---------

     To the extent that the same are not Improvements, all machinery, apparatus, goods, equipment, materials, building materials, fittings, chattels and tangible personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, but only to the extent now or hereafter located on, attached to, contained in or used or usable in connection with the properties referred to in Granting Clause FIRST OR SECOND, or placed on any part thereof, though not attached thereto (all of the foregoing hereinafter collectively referred to as the "Equipment"), including without limitation all screens, awnings, shades, blinds, curtains, draperies, carpeting, heating, lighting, air conditioning, refrigerating, incinerating and/or compacting plants, hoists, sprinkler systems and other fire prevention and extinguishing apparatus and materials, pipes, ducts, conduits, dynamos, compressors, generators, boilers, stokers, furnaces, pumps, tanks, (the Land, the Improvements and the Equipment hereinafter collectively referred to as the "Premises"); all contract rights of Trustor in construction contracts, plans and specifications, and architects' agreements arising out of the improvements of the Premises, all permits, licenses, franchises, certificates and other rights and privileges required for the use and occupancy of the Premises; all names under which the Land and Improvements may at any time be operated or known, and all proceeds, substitutions and replacements of all of the foregoing. Except as otherwise provided herein, Trustor hereby grants to Trustee and Beneficiary, a security interest in and to all of Trustor's present and future "equipment" (as defined in the Uniform Commercial Code of the State of California), that may be hereafter acquired by Trustor, and Trustee and Beneficiary shall have, in addition to all rights and remedies provided herein and in the Transaction Documents, all of the rights and remedies of a "secured party" under said Uniform Commercial Code. This Deed of Trust constitutes and shall be deemed to be a "security agreement" for all purposes of said Uniform Commercial Code. Except as otherwise provided herein, it is agreed that all Equipment is part and parcel of the Land and the Improvements and appropriated to the use thereof and, whether affixed to the Land and/or the Improvements or not, shall, for purposes of this Deed of Trust be deemed conclusively to be real estate and mortgaged or otherwise conveyed or encumbered hereby.


                             GRANTING CLAUSE FOURTH

                   Leasehold and Other Contractual Interests
                   -----------------------------------------

     The Master Lease and all of rights of Trustor therein, and any and all other leases, subleases, lettings and licenses of, and all other contracts, bonds and agreements relating to the use or occupancy of the Premises, or any part thereof, now or hereafter entered into, and all amendments, modifications, supplements, additions, extensions and renewals thereof (all of the foregoing hereinafter collectively called the "Leases"), and all right, title and interest of Trustor thereunder, including cash and securities deposited thereunder and any rights of first refusal with respect thereto (as down payments, security deposits, or otherwise), the right to receive and collect the rents, security deposits, income, proceeds, earnings, royalties, revenues, issues and profits payable thereunder and the right to enforce, whether at law or in equity or by any other means, all provisions and options thereof or thereunder (all of the foregoing hereinafter collectively called the "Rents"), and the right to apply the same to the payment and performance of the Obligations.

                             GRANTING CLAUSE FIFTH
                       Other and After Acquired Property
                       ---------------------------------

                             INTENTIONALLY DELETED
                             ---------------------

                             GRANTING CLAUSE SIXTH
                              Proceeds and Awards
                              -------------------

     All unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Trustor, all proceeds (including funds, accounts, deposits, instruments, general intangibles, notes or chattel paper) of the conversion, voluntary or involuntary, of any of the property described in these Granting Clauses into cash or other liquidated claims, including proceeds of hazard, title and other insurance and proceeds received pursuant to any sales or rental agreements of Trustor in respect of the property described in these Granting Clauses, and all judgments, damages, awards, settlements and compensation (including interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Premises and/or any other property or rights conveyed or encumbered hereby for any injury to or decrease in the value thereof for any reason, or by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise of all or any part thereof, including awards for any change of grade of streets (the Premises and all other property and rights described in Granting Clauses THIRD, FOURTH, and SIXTH, hereinafter sometimes collectively referred to as the "Mortgaged Property").

     Notwithstanding anything in the Granting Clauses or elsewhere in this Deed of Trust to the contrary, the Mortgaged Property shall not include Trustor's machinery, apparatus, goods, equipment, materials, building materials, fittings, chattels, tangible personal property, general intangibles, money, documents, instruments, trade fixtures, furniture, furnishings, inventory, accounts, records, books, motors, hoists, stoves, ranges, vacuum and other cleaning systems, engines, appliances, carpets, rugs, vehicles, contracts rights, license rights, goodwill, trademarks, copyrights, trade secrets, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, plans, diagrams, sketches, models, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, computer hardware systems, processes, literature, reports, catalogs, design rights, royalties or any other item of personal property now or hereafter installed or used by Trustor in the Premises, except to the extent such items are essential to the use and occupancy of the
--------------------
Premises by a third-party without regard to the particular use such third-party would make of the Premises.

     TO HAVE AND TO HOLD, all and singular the Mortgaged Property, whether now owned or leased or hereafter acquired and whether now or hereafter existing, together with all rights, privileges and appurtenances thereunto belonging, unto Trustee and Beneficiary, forever, for the uses and purposes herein set forth, subject however to the provisions of Article VII hereof.
                             -----------

     AND Trustor covenants with and represents, warrants to and agrees with Trustee and Beneficiary as follows:


                                   ARTICLE I
                                   ---------


                              COVENANTS OF TRUSTOR
                              --------------------


     SECTION 1.01  Insurance.
                   ---------

          (a)  Casualty Insurance.
               ------------------

  Trustor will keep the Premises insured at all times at no cost to Beneficiary for the benefit of Trustee and Beneficiary to the extent and in the manner described in the Master Lease and for the coverages described in the Master Lease, naming Trustee and Beneficiary as loss payees or additional insureds, as appropriate.

     SECTION 1.02  Damage and Destruction.
                   ----------------------

          (a)  Trustor's Obligations.
               ---------------------

  In the event of any material damage to or loss or material destruction of the Land or Improvements, Trustor shall promptly notify Beneficiary of such event.


          (b) Beneficiary's Rights; Application of Proceeds.
              ---------------------------------------------

  In the event that any portion of the Land or Improvements is so damaged, destroyed or lost, and any such damage, destruction or loss is covered, in whole or in part, by insurance described in Section 1.01, then the following
                                      ------------
provisions shall apply:

          (1) If an Event of Default has occurred hereunder and is continuing,
(i) Beneficiary may, but shall not be obligated to, make proof of loss if not made promptly by Trustor, and Beneficiary is hereby authorized and empowered by Trustor to settle, adjust or compromise any claims for damage, destruction or loss thereunder, and (ii) each insurance company concerned is hereby authorized and directed to make payment therefor directly to Beneficiary, to be applied, at Beneficiary's option, to the Obligations then secured hereby, in such order as Beneficiary may determine in its sole discretion. Unless otherwise required by law, such application to the Obligations by Beneficiary of such payments shall not, by itself, cure or waive any Event of Default hereunder or notice of default under this Deed of Trust or any other Transaction Document or invalidate any act done pursuant to such notice.

          (2) If no Event of Default hereunder has occurred and is continuing, and if such proceeds are reasonably expected to be $500,000 or less, Trustor shall be entitled to receive all such proceeds provided that Trustor applies such proceeds to the restoration, replacement, and rebuilding of that portion of the Land or Improvements so damaged, destroyed or lost in accordance with the provisions of the Master Lease.

          (3) If such proceeds are reasonably expected to exceed $500,000 and if an Event of Default has not occurred hereunder or has occurred but is not continuing, then if Trustor elects not to restore the damage, the insurance proceeds shall be paid to the Beneficiary and applied to the reduction of the Obligations. If Trustor elects to restore the damage, the proceeds in excess of $500,000 shall be paid to the Escrow Agent (as defined in Article 17 of the
                                                          ----------
Master Lease) and Beneficiary shall apply all such insurance proceeds to the restoration, replacement and rebuilding of the damaged portion of the Premises, and such restoration, replacement and rebuilding shall be accomplished, upon satisfaction of each and all of the conditions, if any, in Sections 17.3(b) and
                                                           --------------------
(d) of the Master Lease.  The amounts less than $500,000 shall be paid directly
---
to Trustor.

          (c)  Effect on the Indebtedness.
               --------------------------

  Any reduction in the Obligations resulting from the application to the Obligations of insurance proceeds shall be deemed to take effect only on the date of receipt by Beneficiary of such proceeds; provided that if prior to the receipt by Beneficiary of such proceeds, the Mortgaged Property shall have been sold on foreclosure of this Deed of Trust, or shall have been transferred by deed in lieu of foreclosure of this Deed of Trust, notwithstanding any limitation on Trustor's liability contained herein or the other Transaction Documents, Beneficiary shall have the right to receive the same to the extent of any deficiency following such sale or conveyance, together with attorneys' fees and disbursements incurred by Trustee and Beneficiary in connection with the collection thereof. After payment in full of all Obligations, any excess insurance proceeds shall be delivered to Trustor for disposition in the manner set forth in the Master Lease.

     SECTION 1.03  Condemnation.
                   ------------

          (a) Trustor's Obligations; Proceedings.
              ----------------------------------

  Trustor, promptly upon obtaining knowledge of any pending or threatened institution of any proceedings for the condemnation of the Land or Improvements, or any part thereof or interest therein, or of any right of eminent domain, or of any other proceedings arising out of injury or damage to or decrease in the value of the Land or Improvements (including a change in grade of any street), or any part thereof or interest therein (collectively referred to herein as "Condemnation"), will notify Beneficiary of the threat or pendency thereof and the following provisions shall apply:

          (b) Beneficiary's Rights to Proceeds.
              --------------------------------

  If the amount of all compensation, awards, proceeds and other payments or relief in connection with such condemnation, including without limitation proceeds of sale in lieu of Condemnation, made or granted to Trustor (collectively the "Proceeds") is in excess of $500,000, all Proceeds and all judgments, decrees and awards for injury or damage to the Land and Improvements are hereby assigned to Beneficiary and shall be paid to Beneficiary to be held and disbursed as hereinafter set forth. Trustor agrees to execute and deliver such further assignments thereof as Beneficiary may request to effectuate the foregoing and authorizes Beneficiary to collect and receive the same for disbursement as hereinafter set forth.

          (c) Application of Proceeds - Total Taking.
              --------------------------------------

  In the event of a Condemnation of all or substantially all of the Land and Improvements or, without regard to the portion of the Land and Improvements subject to Condemnation, if an Event of Default shall have occurred hereunder and be continuing:

          (1) Beneficiary shall be entitled to all Proceeds of such Condemnation made or granted to Trustor and, if an Event of Default shall have occurred and be continuing shall be entitled, at Beneficiary's option, to commence, appear in and prosecute in its own name any action or proceedings. All such Proceeds shall be deemed assigned to Beneficiary to the extent of any sums then secured by this Deed of Trust, and Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require.

          (2) Beneficiary shall apply all such Proceeds, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including reasonable attorneys' fees, incurred by it in connection with the collection of such Proceeds, to the Obligations secured by this Deed of Trust, in such order as Beneficiary may determine in its sole discretion. Unless otherwise required by applicable law, such application or release shall not, by itself, cure or waive any Event of Default hereunder or notice of default under this Deed of Trust or any other Transaction Document or invalidate any act done pursuant to such notice. After payment in full of all Obligations, any excess Proceeds shall be delivered to Trustor for disposition in the manner set forth in the Master Lease.

          (d) Application of Proceeds - Partial Taking.
              ----------------------------------------

  If an Event of Default shall not have occurred hereunder and be continuing and in the event of a Condemnation of less than all or substantially all of the Land and/or Improvements, the following provisions shall apply:

          (1) In the event that such Proceeds are in an amount less than $500,000, Trustor shall be entitled to receive all such Proceeds provided that Trustor applies such Proceeds to the payment of the costs and expenses of repairing and restoring the Land and Improvements only to the extent necessary to repair and restore the same.

          (2) In the event that such Proceeds are in the amount of $500,000 or more, the Proceeds in excess of $500,000 shall be paid to and shall be disbursed by Beneficiary in the same manner, for the same purposes and subject to the same requirements as are applicable to insurance proceeds pursuant to the provisions hereof.

          (e)  Right to Participate.
               --------------------

  If an Event of Default shall have occurred and be continuing hereunder Beneficiary shall have the right to settle, adjust or compromise any claim in connection with a Condemnation of the Land and/or Improvements in its sole discretion. If an Event of Default shall not have occurred hereunder or has occurred but is not continuing then: (A) Trustor may settle, adjust or compromise any claim which is reasonably expected to be in an amount less than $250,000; and (B) with respect to any claim which is reasonably expected to be in the amount of $250,000 or more, Beneficiary and Trustor shall each consult and cooperate with the other and each shall be entitled to participate in all meetings and negotiations with respect to the settlement of such claim. Trustor at its expense shall deliver to Beneficiary copies of all papers served in connection with such Condemnation. Any adjustment or settlement by Trustor of any claim which is in an amount in excess of $250,000 shall be subject to the approval of Beneficiary.

          (f)  Effect on the Obligations.
               -------------------------

  Notwithstanding any condemnation, taking or other proceeding referred to in this Section causing injury to or decrease in value of the Premises (including a change in grade of any street), or any interest therein, Trustor shall continue to pay and perform the Obligations as provided herein. Any reduction in the Obligations resulting from the application to the Obligations of any proceeds, judgments, decrees or awards pursuant to Section 1.03(b), (c) or (d) shall be
                                          ---------------  ---    ---
deemed to take effect only on the date of receipt by Beneficiary of such proceeds, judgments, decrees or awards; provided that if prior to the receipt by Beneficiary of such proceeds, judgments, decrees or awards the Mortgaged Property shall have been sold on foreclosure of this Deed of Trust, or shall have been transferred by deed in lieu of foreclosure of this Deed of Trust, Beneficiary shall have the right to receive the same to the extent of any deficiency following such sale, with legal interest thereon together with attorneys' fees and disbursements incurred by Trustee and Beneficiary in connection with the collection thereof.

                                  ARTICLE II.
                                  -----------


                       ASSIGNMENT OF RENTS AND OTHER SUMS
                       ----------------------------------


     SECTION 2.01  Assignment.
                   ----------

                             INTENTIONALLY DELETED
                             ---------------------

                                 ARTICLE III.
                                 ------------

                   ADDITIONAL ADVANCES; EXPENSES; INDEMNITY
                   ----------------------------------------

     SECTION 3.01  Additional Advances and Disbursements.
                   -------------------------------------

  Trustor agrees that if an Event of Default occurs hereunder and is continuing then Trustee and/or Beneficiary shall have the right, but not the obligation, in Trustor's name or in its or their own name, and without notice to Trustor to exercise any and all rights and remedies of the landlord under the Master Lease, and, for such purpose, Trustor expressly grants to Trustee and Beneficiary, in addition and without prejudice to any other rights and remedies hereunder, the right to enter upon and take possession of the Premises in accordance with applicable law to such extent and as often as either of them may deem necessary or desirable. Except as otherwise provided by law, no such exercise shall be deemed to have cured such Event of Default with respect thereto. All sums advanced and all expenses incurred by Trustee and/or Beneficiary in connection with such exercise, and all other sums advanced or expenses incurred by Beneficiary hereunder or under applicable law (whether required or optional and whether indemnified hereunder or not) shall be part of the Obligations, shall bear interest at the Default Rate (as defined in Section 2.19 of the Master
                                                 ------------
Lease) from the date of disbursement until paid and shall be secured by this Deed of Trust. Trustee and/or Beneficiary, upon making any such advance, shall be subrogated to all of the rights of the person receiving such advance.


     SECTION 3.02  Other Expenses.
                   --------------

     (a) Trustor will pay or, on demand, reimburse Trustee and Beneficiary for the payment of, all recording and filing fees, abstract fees, title insurance premiums and fees, Uniform Commercial Code search fees, escrow fees, reasonable attorneys' fees and disbursements and all other costs and expenses incurred by Trustor, Trustee and/or Beneficiary in connection with the granting, closing and enforcement (including the preparation of the Transaction Documents) of the transactions contemplated hereunder or under the other Transaction Documents, or otherwise attributable or chargeable to Trustor as owner of the Mortgaged Property. Subject to Section 19.6 of the Master Lease and notwithstanding
                      ------------
anything to the contrary contained herein in this Section 3.02(a), the
                                                  ---------------
provisions of this Section 3.02(a) shall not be deemed or construed to authorize
                   ---------------
Beneficiary to undertake, exercise or perform any action in the administration of the transactions contemplated hereunder not otherwise (i) authorized by the terms of this Deed of Trust or the Transaction Documents or (ii) permitted under applicable law to be undertaken, exercised or performed by a trust deed beneficiary to protect the security afforded by a deed of trust upon real property.

     (b) Trustor will pay or, on demand, reimburse Trustee and Beneficiary for the payment of any costs or expenses (including reasonable attorneys' fees and disbursements) incurred or expended in connection with or incidental to (i) any Event of Default by Trustor or (ii) the exercise or enforcement by or on behalf of Trustee and/or Beneficiary of any of their rights or remedies or Trustor's obligations under this Deed of Trust or under the other Transaction Documents, including the enforcement, compromise or settlement of this Deed of Trust or the Obligations or the defense or assertion of the rights and claims of Trustee and Beneficiary hereunder in respect thereof, by litigation or otherwise.


     SECTION 3.03  Indemnity.
                   ---------

     (a) Except to the extent of Beneficiary's and/or Trustee's gross negligence or willful misconduct, Trustor agrees to indemnify and hold harmless Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with, (i) any misconduct of Trustor or any Event of Default by Trustor hereunder, (ii) Trustee's and/or Beneficiary's exercise of any of their rights and remedies, or the performance of any of their duties, hereunder or under the other Transaction Documents to which Trustor is a party, (iii) the construction, reconstruction or alteration of the Premises by Trustor, (iv) any negligence of Trustor, or any negligence or misconduct of any lessee of the Premises, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees, or (v) any accident, injury, death or damage to any person or property occurring in, on or about the Premises or any street, drive, sidewalk, curb or passageway adjacent thereto. Any amount payable to Trustee, Beneficiary or counsel for Beneficiary under this Section 3.03 shall be due and payable within five (5) days after demand therefor and receipt by Trustor of a statement from Trustee, Beneficiary and/or counsel for Beneficiary setting forth in reasonable detail the amount claimed and the basis therefor, and such amounts shall bear interest at the Default Rate (as defined in Section 2.19 of the Master Lease) from and after the date such amounts are paid by counsel for Beneficiary, Beneficiary or Trustee until paid in full by Trustor.

     (b) Trustor's obligations under this Section shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation on its part under any such policy of covering insurance. If any claim, action or proceeding is made or brought against Trustee and/or Beneficiary which is subject to the indemnity set forth in this Section, Trustor shall resist or defend against the same, if necessary in the name of Trustee and/or Beneficiary, by attorneys for Trustor's insurance carrier (if the same is covered by insurance) or otherwise by attorneys approved by Beneficiary. Notwithstanding the foregoing, Trustee and Beneficiary, in their discretion, may engage their own attorneys to resist or defend, or assist therein, and Trustor shall pay, or, on demand, shall reimburse Trustee and Beneficiary for the payment of, the reasonable fees and disbursements of said attorneys.


                                   ARTICLE IV
                                   ----------

                             DEFAULTS AND REMEDIES
                             ---------------------

     SECTION 4.01  Events of Default.
                   -----------------

  The term "Event of Default", as used in this Deed of Trust, shall mean the occurrence of an "Event of Default" under the Master Lease.


     SECTION 4.02  Remedies.
                   --------

  Upon the occurrence of any one or more Events of Default subject to Article
                                                                      -------
VIII and Section 4.03 below, Trustee and/or Beneficiary may (but shall not be
----     ------------
obligated), in addition to any rights or remedies available to them hereunder or under the other Transaction Documents, take such action personally or by their agents or attorneys, with or without entry, and without notice, demand, presentment or protest (each and all of which are hereby waived to the extent permitted by law) as they deem necessary or advisable to protect and enforce Beneficiary's rights and remedies against Trustor and in and to the Mortgaged Property, including the following actions, each of which may, subject to Section
                                                                         -------
4.03 hereof, be pursued concurrently or otherwise, at such time and in such
----
order as Trustee and/or Beneficiary may determine, in their sole discretion, without impairing or otherwise affecting its or their other rights or remedies:

          (a) declare the entire balance of the Obligations (including the entire principal balance thereof, all accrued and unpaid interest and any break-funding costs (as defined in the Master Lease) and all other such sums secured hereby) to be immediately due and payable and upon any such declaration the entire unpaid balance of the Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Trustor anything in the Transaction Documents to the contrary notwithstanding; provided that if the Event of Default occurs because of an Event of Default pursuant to Sections 19.1(e), (f), (i)
                                                  --------------------------
(but as to subsection (i) only as to Tenant's failure to perform its obligations pursuant to the Termination Option (defined in Section 20.2 of the Master Lease)
                                               ------------
as set forth in clause (b) of such subsection (i)), or (j) of the Master Lease, Trustor's liability under subparagraph (i) on page 1 of this Deed of Trust shall be limited to the Guaranteed Residual Value (as defined in the Master Lease), and Trustor's liability under subparagraph (ii) on page 1 of this Deed of Trust shall not include any Base Rent and/or Additional Rent to the extent such Base Rent and/or Additional Rent are included in the Guaranteed Residual Value; or

          (b) institute a proceeding or proceedings, judicial or otherwise, for the complete foreclosure of this Deed of Trust under any applicable provision of law; or

          (c) institute a proceeding or proceedings for the partial foreclosure of this Deed of Trust under any applicable provision of law for the portion of the Obligations then due and payable, subject to the lien of this Deed of Trust continuing unimpaired and without loss of priority so as to secure the balance of the Obligations not then due and payable; or

          (d) cause any or all of the Mortgaged Property to be sold under the power of sale granted by this Deed of Trust or any of the other Transaction Documents in any manner permitted by applicable law. For any sale under the power of sale granted by this Deed of Trust, Trustee or Beneficiary must record and give all notices required by law and then, upon the expiration of such time as is required by law, may sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of Trustor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property (and, to the extent permitted by applicable law, may elect to deem all of the Mortgaged Property to be real property for purposes thereof), and at such time or place and upon such terms as Trustee and Beneficiary may determine and shall execute and deliver to the purchaser or purchasers thereof a deed or deeds conveying the property sold, but without any covenant or warranty, express or implied, and the recitals in the deed or deeds of any facts affecting the regularity or validity of the sale will be conclusive against all persons. In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Mortgaged Property; or

          (e) institute an action, suit or proceeding in equity for the specific performance of any of the provisions contained in the Transaction Documents; or

          (f) apply for the appointment of a receiver, custodian, trustee, liquidator or conservator of the Mortgaged Property, to be vested with the fullest powers permitted under applicable law, as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Obligations or the solvency of Trustor or any other person liable for the payment of the Obligations, and Trustor and each other person so liable waives or shall be deemed to have waived such necessity and consents or shall be deemed to have consented to such appointment; or

          (g) subject to the provisions and restrictions of any applicable law, enter upon the Premises, and exclude Trustor and its agents and servants wholly therefrom, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating thereto and all other Mortgaged Property but not as to Trustor's business conducted thereon and Trustor agrees to surrender possession of the Mortgaged Property and of such books, records and accounts to Trustee or Beneficiary on demand after the happening of any Event of Default; and having and holding the same may use, operate, manage, preserve, control and otherwise deal therewith, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from Trustor; and upon each such entry and from time to time thereafter may, at the expense of Trustor and the Mortgaged Property, without interference by Trustor and as Beneficiary may deem advisable to protect the value thereof, (i) either by purchase, repair or construction, maintain and restore the Premises, (ii) insure or reinsure the same, (iii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements thereto and thereon, and (iv) in every such case in connection with the foregoing have the right to exercise all rights and powers of Trustor with respect to the Mortgaged Property, either in Trustor's name or otherwise, including the right to make, terminate, cancel, enforce or modify leases, obtain and evict tenants and subtenants on such terms as Beneficiary shall deem advisable and to take any actions described in subsection (i) of this Section; provided neither Trustee nor Beneficiary shall have any right to any property other than the Mortgaged Property and the Collateral (as defined in the Master Lease) and shall not have the right to operate Trustor's business; or

          (h) subject to the provisions and restrictions of any applicable law, may, with or without the entrance upon the Premises, collect, receive, sue for and recover in its own name all Rents and cash collateral derived from the Premises, and after deducting therefrom all costs, expenses and liabilities of every character incurred by Trustee and/or Beneficiary in collecting the same and in using, operating, managing, preserving and controlling the Premises, and otherwise in exercising Trustee's and/or Beneficiary's rights under subsection
(g) of this Section, including all amounts necessary to pay taxes, assessments, insurance premiums and other charges in connection with the Premises, as well as compensation for the services of Trustee and Beneficiary and their respective attorneys, agents and employees, to apply the remainder as provided in Section
                                                                       -------
4.06; or
----

          (i) release any portion of the Mortgaged Property for such consideration as Beneficiary may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by Trustee and/or Beneficiary for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Trustee and/or Beneficiary may require without being accountable for so doing to any other lienholder; or

          (j) may take all actions permitted under the Uniform Commercial Code of the State of California; or

          (k) may take any other action, or pursue any other right or remedy, as Trustee and/or Beneficiary may have under applicable law, and Trustor does hereby grant the same to Trustee and Beneficiary.

     In the event that Trustee and/or Beneficiary shall exercise any of the rights or remedies set forth in subsections (g) and (h) of this Section, neither Trustee nor Beneficiary shall be deemed to have entered upon or taken possession of the Mortgaged Property except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose, nor shall it be deemed a beneficiary or mortgagee in possession by reason of such entry or taking possession, unless applicable law requires that it be deemed to be a beneficiary or mortgagee in possession. Neither Trustee nor Beneficiary shall be liable to account for any action taken pursuant to any such exercise other than for rents actually received by such party, nor liable for any loss sustained by Trustor resulting from any failure to let the Premises, or from any other act or omission of Trustee and/or Beneficiary, except to the extent such loss is caused by the willful misconduct or bad faith of such party or such liability may not be waived under applicable law. Trustor hereby consents to, ratifies and confirms the exercise by Trustee and/or Beneficiary of said rights and remedies.


     SECTION 4.03  Trustor's Personal Property and Trade Fixtures.
                   ----------------------------------------------

  Trustor shall be entitled up to twenty (20) days after the consummation of a foreclosure sale hereunder to enter the Mortgaged Property during normal business hours for the purpose of removing its personal property and trade fixtures therefrom at its expense, provided that it repairs only damage to the Mortgaged Property caused by such removal.


     SECTION 4.04  Expenses.
                   --------

  If as a result of an Event of Default by Trustor any action is commenced to foreclose this Deed of Trust, or to enforce any other remedy of Trustee and/or Beneficiary under any of the Transaction Documents, whether such action is judicial or pursuant to the power of sale contained herein or otherwise, there shall be added to the Obligations secured by this Deed of Trust all costs and expenses, including reasonable attorney's fees, plus interest thereon at the Default Rate (as defined in Section 2.19 of the Master Lease) until paid, in
                            ------------
the commencement and prosecution of such action, whether or not such action results in a foreclosure sale, foreclosure or other judicial decree or judgment.

     SECTION 4.05  Rights Pertaining to Sales.
                   --------------------------

  Subject to the provisions or other requirements of law, the following provisions shall apply to any sale or sales of the Mortgaged Property under or by virtue of this Article IV following an Event of Default by Trustor, whether
                  ----------
made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

          (a) Trustee, at the request of Beneficiary, may conduct any number of sales from time to time. The power of sale set forth in Section 4.02(d) hereof
                                                         ---------------
shall not be exhausted by any one or more such sales as to any part of the Mortgaged Property which shall not have been sold, nor by any sale which is not completed or is defective in Trustee's or Beneficiary's opinion, until the Obligations shall have been paid in full.

          (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

          (c) After each sale, Trustee, or an officer of any court empowered to do so, shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Trustor in and to the Mortgaged Property and rights sold and shall receive the proceeds of said sale or sales and apply the same as herein provided. Upon an Event of Default by Trustor, Trustee is hereby appointed the true and lawful attorney-in-fact of Trustor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Trustor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose Trustee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Trustor, if requested by Trustee or Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Trustee or such purchaser or purchasers all such instruments as may be advisable, in Trustee's or Beneficiary's judgment, for the purposes as may be designated in such request.

          (d) Any and all statements of fact or other recitals made in any of the instruments referred to in subsection (c) of this Section given by Trustee and/or Beneficiary as to nonpayment of the Obligations, or as to the occurrence of any Event of Default, or as to Beneficiary having declared all or any of the Obligations to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the property or rights to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee, or as to the appointment of any substitute or successor Trustee, or as to any other act or thing having been duly done by Trustor, Beneficiary, or by such Trustee, shall be taken as conclusive and binding against all persons as to evidence of the truth of the facts so stated and recited. Trustee and/or Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale so held, including the posting of notices and the conduct of sale, but in the name and behalf of Trustee or Beneficiary, as applicable.

          (e) The receipt by Trustee of the purchase money paid at any such sale, or the receipt by any other person authorized to receive the same, shall be sufficient to discharge to any purchaser of any property or rights sold as aforesaid, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price of any part thereof upon or for any trust or purpose of this Deed of Trust or, in any manner whatsoever, be answerable for any loss, misapplication or non-application of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

          (f) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by, through or under Trustor to the fullest extent permitted by applicable law.

          (g) Upon any such sale or sales, Beneficiary may bid for and acquire the Mortgaged Property and Beneficiary, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums which Trustee or Beneficiary is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid.

          (h) In the event that Trustor, or any person claiming by, through or under Trustor, shall transfer or refuse or fail to surrender possession of the Mortgaged Property after any sale thereof, then Trustor, or such person shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of forcible entry and detainer proceedings, or subject to any other right or remedy available hereunder or under applicable law.

          (i) Upon any such sale, it shall not be necessary for Trustee, Beneficiary or any public officer acting under execution or order of court to have present or constructively in its possession any of the Mortgaged Property.

          (j) In the event of any sale referred to in this Section, the entire Obligations, if not previously due and payable, immediately thereupon shall, notwithstanding anything to the contrary herein or in the other Transaction Documents, become due and payable.

          (k) In the event a foreclosure hereunder shall be commenced by Trustee at the request of Beneficiary, Trustee or Beneficiary may at any time before the sale of the Mortgaged Property abandon the sale, and may, subject to Article VIII hereof, institute suit for the collection of the Obligations and for the foreclosure of this Deed of Trust, or in the event that Trustee or Beneficiary should institute a suit for collection of the Obligations, and for the foreclosure of this Deed of Trust, Beneficiary may at any time before the entry of final judgment in said suit dismiss the same and sell or require Trustee to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust.

     SECTION 4.06  Application of Proceeds.
                   -----------------------

  The purchase money, proceeds of any sale referred to in Section 4.05, together
                                                          ------------
with any other sums which may be held by Trustee or Beneficiary hereunder, whether under the provisions of this Article IV or otherwise, shall, except as
                                     ----------
herein expressly provided to the contrary, be applied as follows:

     First:  To the payment of the costs and expenses of any such sale,
     -----
     including compensation to Trustee and/or Beneficiary, their agents and counsel, and of any judicial proceeding wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Trustee and/or Beneficiary hereunder, together with interest thereon as provided herein, and all taxes, assessments and other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

     Second:  To the payment in full of the Obligations (including interest and
     ------
fees) in such order as Beneficiary may elect.

     Third:  To the payment of any other sums secured hereunder or required to
     -----
be paid by Trustor pursuant to any provision of the Transaction Documents.

     Fourth:  To the payment of the surplus, if any, to whomsoever may be
     ------
lawfully entitled to receive the same.


     SECTION 4.07  Additional Provisions as to Remedies.
                   ------------------------------------

          (a) No right or remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and continuing, shall be in addition to every other right or remedy given hereunder, or under the other Transaction Documents or now or hereafter existing at law or in equity, and may be exercised from time to time and as often as may be deemed expedient by Trustee or Beneficiary.

          (b) No delay or omission by Trustee or Beneficiary to exercise any right or remedy hereunder upon any default or Event of Default shall impair such exercise, or be construed to be a waiver of any such default or Event of Default or an acquiescence therein.

          (c) The failure, refusal or waiver by Trustee or Beneficiary of its right to assert any right or remedy hereunder upon any default or Event of Default or other occurrence shall not be construed as waiving such right or remedy upon any other or subsequent default or Event of Default or other occurrence.

          (d) Neither Trustee nor Beneficiary shall have any obligation to pursue any rights or remedies they may have under any other agreement prior to pursuing their rights or remedies hereunder or under the other Transaction Documents.

          (e) No recovery of any judgment by Trustee or Beneficiary and no levy of an execution upon the Mortgaged Property or any other property of Trustor shall affect, in any manner or to any extent, the lien of this Deed of Trust upon the Mortgaged Property, or any liens, rights, powers or remedies of Trustee or Beneficiary hereunder, and such liens, rights, powers and remedies shall continue unimpaired as before.

          (f) Beneficiary may resort or cause Trustee to resort to any security given by this Deed of Trust or any other security now given or hereafter existing to secure the Obligations, in whole or in part, in such portions and in such order as Beneficiary may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights or benefits granted hereunder.

          (g) Acceptance of any payment after the occurrence of any default or Event of Default shall not be deemed a waiver or a cure of such default or Event of Default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

          (h) In the event that Trustee or Beneficiary shall have proceeded to enforce any right or remedy hereunder by foreclosure, sale, entry or otherwise, and such proceeding shall be discontinued, abandoned or determined adversely for any reason, then Trustor, Trustee and Beneficiary shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property, subject to the lien hereof.

          (i) In every instance when a receiver is appointed with respect to all or any portion of the Mortgaged Property pursuant to Section 4.02(f) above or
                                                     ---------------
otherwise, at Beneficiary's discretion, the receiver shall be authorized, among other such duties and powers as may be ordered or granted by the court, to take possession of the Mortgaged Property; to manage, control and protect the Mortgaged Property; to collect the rents, issues, profits, revenues, earnings and income arising therefrom, and to apply the same toward the payment of reasonable expenses, including reasonable management and operating expenses, taxes, assessments, utilities, mortgage payments and insurance premiums of or in connection with the Mortgaged Property; to maintain the Mortgaged Property in a reasonable state of repair so that there will be no excessive depreciation or devaluation thereof arising from lack of prudent management; to enter into such lease agreements or rental agreements with new tenants for the Mortgaged Property as such receiver deems reasonable and prudent; to amend, extend or renew existing leases upon such terms as such receiver deems reasonable and prudent; to, if necessary, retain a property management firm to assist in such duties upon such terms as such receiver deems reasonable and appropriate; and to take such other action as is necessary in order to provide services to the tenants under any existing or future leases or as is necessary to accomplish any of the foregoing.


     SECTION 4.08  Waiver of Rights and Defenses.
                   -----------------------------

      To the full extent Trustor may lawfully do so, Trustor agrees with Beneficiary as follows:

      (a) Trustor will not at any time, insist on, plead, claim or take the benefit or advantage of any statute or rule of law now or hereafter in force providing for any appraisement, valuation, stay, extension, moratorium or redemption, or of any statute of limitations, and Trustor, for itself and its heirs, devises, representatives, successors and assigns, and for any and all persons ever claiming an interest in the Mortgaged Property (other than Beneficiary) hereby, to the extent permitted by applicable law, waives and releases all rights of redemption, valuation, appraisement, notice of intention to mature or declare due the whole of the Obligations, and all rights to a marshalling of the assets of Trustor, including the Mortgaged Property, or to a sale in inverse order of alienation, in the event of foreclosure of the liens and security interests created hereunder; provided, however, that Trustor is not hereby waiving any right it may have to claim that it is not in default hereunder or under any Transaction Document.

      (b) Trustor shall not have or assert any right under any statute or rule of law pertaining to any of the matters set forth in subsection (a) of this Section, to the administration of estates of decedents or to any other matters whatsoever to defeat, reduce or affect any of the rights or remedies of Trustee and Beneficiary hereunder, including the rights of Trustee and/or Beneficiary hereunder to a sale of the Mortgaged Property for the collection of the Obligations without any prior or different resort for collection, or to the payment of the Obligations out of the proceeds of sale of the Mortgaged Property in preference to any other person.

      (c) If any statute or rule of law referred to in this Section and now in force, of which Trustor or any of its representatives, successors or assigns and such other persons claiming any interest in the Mortgaged Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such statute or rule of law shall not thereafter be deemed to preclude the application of this Section.

      (d) Trustor shall not be relieved of its obligation to pay the Obligations at the time and in the manner provided herein and in the other Transaction Documents, nor shall the lien or priority of this Deed of Trust or any other Transaction Documents be impaired by any of the following actions, non-actions or indulgences by Trustee or Beneficiary:

          (i) any failure or refusal by Trustee or Beneficiary to comply with any request by Trustor (X) to consent to any action by Trustor or (Y) to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the other Transaction Documents;

          (ii) any release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Obligations, or any person liable for payment of the Obligations;

          (iii) any waiver by Beneficiary of compliance by Trustor with any provision of this Deed of Trust or the other Transaction Documents, or consent by Beneficiary to the performance by Trustor of any action which would otherwise be prohibited thereunder, or to the failure by Trustor to take any action which would otherwise be required hereunder or thereunder; and

          (iv) any agreement or stipulation between Trustee or Beneficiary and Trustor, or, with or without Trustor's consent, between Trustee or Beneficiary and any subsequent owner or owners of the Mortgaged Property or any other security for these Obligations, renewing, extending or modifying the time of payment or the terms of this Deed of Trust or any of the other Transaction Documents (including a modification of any interest rate), and in any such event Trustor shall continue to be obligated to pay the Obligations at the time and in the manner provided herein and in the other Transaction Documents, as so renewed, extended or modified, unless expressly released and discharged by Beneficiary.

     (e) Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Beneficiary may release any person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of this Deed of Trust or of any of the Transaction Documents, without in any manner impairing or affecting this Deed of Trust, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. Beneficiary may resort for the payment of the Obligations to any other security held by Beneficiary (or any trustee for the benefit of Beneficiary) in such order and manner as Beneficiary in its discretion, may elect. Beneficiary may take or cause to be taken action to recover the Obligations, or any portion thereof, or to enforce any provision hereof or of the other Transaction Documents without prejudice to the right of Beneficiary thereafter to foreclose or cause to be foreclosed this Deed of Trust. Beneficiary shall not be limited exclusively to the right and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law or equity. The rights of Trustee and Beneficiary under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Trustee and/or Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

     SECTION 4.09  Exercise by Trustee.
                   -------------------

  Notwithstanding anything herein to the contrary, Trustee (a) shall not exercise, or waive the exercise of, any of its rights or remedies under this Article (other than its right to reimbursement) except upon the request of Beneficiary, and (b) shall exercise, or waive the exercise of, any or all of such rights or remedies upon the request of Beneficiary and at the direction of Beneficiary as to the manner of such exercise or waiver, provided that Trustee shall have the right to decline to follow any of such request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.


     SECTION 4.10  Rights of Beneficiary.
                   ---------------------

  Notwithstanding anything contained herein to the contrary, Beneficiary shall not be entitled to exercise any of its remedies under Article IV hereof upon any
                                                      ----------
failure by Trustor to perform any of its obligations hereunder unless and until an Event of Default has occurred under Section 4.01 hereof.
                                       ------------


                                   ARTICLE V.
                                   ----------

                                   DEFEASANCE
                                   ----------

     SECTION 5.01  Defeasance.
                   ----------

  If all of the Obligations shall be paid as the same become due and payable, then and in that event only all rights hereunder shall terminate and the Mortgaged Property shall become wholly released and cleared of the liens, security interests, conveyances and assignments evidenced hereby, upon receipt by Beneficiary of payment of all Obligations secured hereby. In such event Trustee shall at the request of the Trustor, promptly deliver to Trustor, in recordable form, all such documents as shall be necessary to release the Mortgaged Property from the liens, security interests, conveyances and assignments created or evidenced hereby. Notwithstanding anything in the preceding sentence to the contrary, Trustee shall so release the Mortgaged Property only upon the direction of Beneficiary.


                                  ARTICLE VI
                                  ----------

                             ADDITIONAL PROVISIONS
                             ---------------------

     SECTION 6.01  Provisions as to Payments, Advances.
                   -----------------------------------

      (a) To the extent that any part of the Obligations is used to pay indebtedness secured by any outstanding lien, security interest, charge or encumbrance against the Mortgaged Property that is superior to this Deed of Trust, or to pay in whole or in part the purchase price therefor, Trustee and Beneficiary shall be subrogated to any and all rights, security interests and liens held by any owner or holder of the same, whether or not the same are released. Trustor agrees that, in consideration of such payment by Trustee or Beneficiary, effective upon such payment Trustor shall and hereby does waive and release all demands, defenses and causes of action for offsets and payments with respect to the same.

      (b) Any payment made under this Deed of Trust by any person at any time liable for the payment of the Obligations, or by any subsequent owner of the Mortgaged Property or by any person or entity that might be prejudiced in the event of a failure to make such payment, or by any partner, stockholder, officer or director thereof, shall be deemed, as between Trustee or Beneficiary and all such persons, to have been made on behalf of all such persons.


     SECTION 6.02  Usury Savings Clause.
                   --------------------

  All agreements in this Deed of Trust and in the other Transaction Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid hereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws, if any. If, from any circumstance whatsoever, fulfillment of any provision of the Transaction Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be
                         ---- -----
reduced to the limit of such validity and if, from any circumstance whatsoever, Beneficiary shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be cancelled automatically or, if theretofore paid, such excess shall be credited against the Obligations to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to Trustor.

     SECTION 6.03  Separability.
                   ------------

  If all or any portion of any provision of this Deed of Trust or the other Transaction Documents shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

     SECTION 6.04  Notices.
                   -------

  Each notice shall be in writing and shall be sent by personal delivery, overnight courier (charges prepaid or billed to the sender) or by the deposit of such with the United States Postal Service, or any official successor thereto, designated as registered or certified mail, return receipt requested, bearing adequate postage and in each case addressed as provided below in this paragraph. Each notice shall be effective upon being personally delivered or actually received. The time period in which a response to any such notice must be given or any action taken with respect thereto shall commence to run from the date of personal delivery or receipt of the notice by the addressee thereof, as reflected on the return receipt of the notice. Rejection or other refusal to accept shall be deemed to be receipt of the notice sent. By giving to the other party at least thirty (30) days prior notice thereof, either party to the Master Lease shall have the right from time to time to change the address(es) thereof and to specify as the address(es) thereof any other address(es) within the continental United States of America.

          (a)  If to Trustor:

               Ascend Communications, Inc.
               1725 Harbor Bay Parkway
               Alameda, CA  94502
               Attention:  Michael J. Johnson

               With a copy to:
               --------------

               Gray Cary Ware & Freidenrich
               400 Hamilton Avenue
               Palo Alto, CA  94301
               Attention:  James Anderson, Esq.

          (b)  If to Beneficiary:

               Sumitomo Bank Leasing and Finance Inc.
               277 Park Avenue
               New York, NY 10172
               Attn:  Chief Credit Officer

               With a copy to:
               --------------

               Graham & James LLP
               One Maritime Plaza, Suite 300
               San Francisco, CA  94111
               Attention:  Bruce W. Hyman, Esq.

     SECTION 6.05  No Merger.
                   ---------

  If both the lessor's and the lessee's interest under the Master Lease or any other lease shall at any time become vested in any one person, this Deed of Trust and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Trustee and Beneficiary shall continue to have and enjoy all of the rights and privileges of Trustee and Beneficiary hereunder as to each separate estate.

     SECTION 6.06  Applicable Law.
                   --------------

  This Deed of Trust shall be governed by, and construed in accordance with, the law of the State of California.

     SECTION 6.07  Provisions as to Covenants and Agreements.
                   -----------------------------------------

  All of Trustor's covenants and agreements hereunder shall run with the land and time is of the essence with respect thereto.

     SECTION 6.08  Matters to be in Writing.
                   ------------------------

  This Deed of Trust cannot be altered, amended, modified, terminated or discharged except in a writing signed by the party against whom enforcement of such alteration, amendment, modification, termination or discharge is sought. No waiver, release or other forbearance by Trustee or Beneficiary will be effective against Trustee or Beneficiary unless it is in a writing signed by Beneficiary, and then only to the extent expressly stated.

     SECTION 6.09  Construction of Provisions.
                   --------------------------

  The following rules of construction shall be applicable for all purposes of this Deed of Trust and all documents or instruments supplemental hereto, unless the context otherwise requires:

      (a) All references herein to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Deed of Trust, unless expressly otherwise designated in context.

      (b) The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

      (c) The term "knowledge" or "to best of knowledge" when and if used in connection with a representation or warranty made by Trustor means that Trustor and/or the representatives of Trustor have interviewed such persons, representatives, and responsible employees of Trustor, of the constituent general partners of Trustor and of the constituent general partners of such general partners, as may be applicable, as such representatives have determined are likely, in the ordinary course of their respective duties, to have knowledge of the matters set forth herein.

      (d) The terms "Mortgaged Property" and "Premises" shall be construed as if followed by the phrase "or any part thereof."

      (e) The term "Obligations" shall be construed as if followed by the phrase "or any other sums secured hereby, or any part thereof."

      (f) Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.
                                                     ---- -----

      (g) The term "person" shall include natural persons, firms, partnerships, corporations and any other public and private legal entities.

      (h) The term "provisions," when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or."

      (i) All Article, Section and Exhibit captions herein are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Deed of Trust.

      (j) The cover page of and all recitals set forth in, and all Exhibits to, this Deed of Trust are hereby incorporated in this Deed of Trust.

      (k) All obligations of Trustor hereunder shall be performed and satisfied by or on behalf of Trustor at Trustor's sole cost and expense.

      (l) The term "Lease" shall mean "tenancy, subtenancy, lease or sublease," the term "lessor" shall mean "landlord, sublandlord, owner, lessor and sublessor" and the terms "lessee" or "tenant" shall mean "tenant, subtenant, lessee and sublessee."

     SECTION 6.10  Successors and Assigns.
                   ----------------------

  The provisions hereof shall be binding upon Trustor and the heirs, devises, representatives, successors and assigns of Trustor, including successors in interest of Trustor, in and to all or any part of the Mortgaged Property, and shall inure to the benefit of Trustee, Beneficiary and their respective heirs, successors, substitutes and assigns. All references in this Deed of Trust to Trustor, Trustee or Beneficiary shall be construed as including all of such other persons with respect to the person referred to. Where two or more persons have executed this Deed of Trust, the obligations of such persons shall be joint and several except to the extent the context clearly indicates otherwise.

     SECTION 6.11  Request for Notice.
                   ------------------

  Pursuant to California Government Code Section 27321.5(b), Trustor hereby requests that a copy of any notice of default and a copy of any notice of sale given pursuant to this Deed of Trust be mailed to Trustor at the address set forth herein above.

     SECTION 6.12  Fixture Filing.
                   --------------

  Portions of the Mortgaged Property are goods which are or are to become fixtures relating to the Land and/or the Premises, and Trustor covenants and agrees that the filing of this Deed of Trust in the real estate records of the county where the Premises are located shall also operate from the time of filing as a fixture filing in accordance with Section 9313 of the California Uniform Commercial Code.

     SECTION 6.13  Entire Agreement.
                   ----------------

  This Deed of Trust together with the related Transaction Documents contains the entire agreement between Trustor, Beneficiary and Trustee with regard to the rights and obligations of the Trustor, Beneficiary and Trustee in connection with the financing transaction contemplated herein.

     SECTION 6.14  Lien Waiver.
                   -----------

  Beneficiary shall consent to the granting of lien waivers on all equipment leased by Trustor in form and substance satisfactory to Beneficiary.



                                  ARTICLE VII
                                  -----------


                            PROVISIONS AS TO TRUSTEE
                            ------------------------


     SECTION 7.01  Trustee's Appointment.
                   ---------------------

  Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made public record as provided by law. Trustee may resign by an instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Beneficiary and duly recorded. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of Trustee herein named or any substitute or successor Trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor Trustee, or a substitute Trustee, without other formality than appointment and designation in writing executed and acknowledged by Beneficiary and the recordation of such writing in the office where this Deed of Trust is recorded, and the authority hereby conferred shall extend to the appointment of other successor and substitute Trustees successively until the Obligations are paid in full or until the Mortgaged Property are sold hereunder. Such appointment and designation by Beneficiary shall be full evidence of the right and authority to make the same and of all facts therein recited. If such appointment is executed on behalf of Beneficiary by an officer of Beneficiary, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Trustee or any superior officer of Beneficiary. Upon the making of such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee and it shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but, nevertheless, upon the written request of Beneficiary or of the successor or substitute Trustee, Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Property of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute, appointed and designated, as herein provided) from time to time acting hereunder. Trustor hereby ratifies and confirms any and all acts which Trustee herein named or its successor or successors, substitute or substitutes, in this Deed of Trust, shall do lawfully by virtue hereof.

                                  ARTICLE VIII
                                  ------------

                               SPECIAL PROVISIONS
                               ------------------

     SECTION 8.01  Subordination.
                   -------------

  Provided no Event of Default has occurred and is continuing and no event has occurred which would constitute an Event of Default but for the passage of time or the giving of notice, or both, Beneficiary agrees to subordinate the lien of this Deed of Trust to any easements created by Trustor under Section 23.1 of the
                                                             ------------
Master Lease, provided Trustor reimburses Beneficiary for all costs and expenses incurred in connection therewith.

                        [Signatures begin on next page.]

     IN WITNESS WHEREOF, the undersigned have executed this Deed of Trust the day first set forth above.


              "Trustor"

              ASCEND COMMUNICATIONS, INC.,
              a Delaware corporation


              By:  ____________________________
              Its:  ___________________________


              By:  ____________________________
              Its:  ___________________________



                     [All Signatures must be acknowledged]

                                  Exhibit "A"
                                  -----------



                               LEGAL DESCRIPTION


The land is situated in the State of California, City and County of Alameda, and is described as follows:



                                [to be attached]

STATE OF CALIFORNIA     )
                        )   ss.
COUNTY OF               )

     On the __ day of ___________, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________ and ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.



               ------------------------------
               Notary Public

(SEAL)

                               TABLE OF CONTENTS
                               -----------------


                                GRANTING CLAUSES

 GRANTING CLAUSE FIRST
 Land........................................................................  2
 GRANTING CLAUSE SECOND
 Improvements................................................................  2
 GRANTING CLAUSE THIRD
 Equipment...................................................................  3
 GRANTING CLAUSE FOURTH
 Leasehold and Other Contractual Interests...................................  3
 GRANTING CLAUSE SIXTH
 Proceeds and Awards.........................................................  4


                                   ARTICLE I
                              COVENANTS OF TRUSTOR

   SECTION 1.01 Insurance....................................................  5
     (a) Casualty Insurance..................................................  5
   SECTION 1.02  Damage and Destruction......................................  5
     (a) Trustor's Obligations...............................................  5
     (b) Beneficiary's Rights; Application of Proceeds.......................  5
     (c) Effect on the Indebtedness..........................................  6
   SECTION 1.03  Condemnation................................................  6
     (a) Trustor's Obligations; Proceedings..................................  6
     (b) Beneficiary's Rights to Proceeds....................................  6
     (c) Application of Proceeds - Total Taking..............................  6
     (d) Application of Proceeds - Partial Taking............................  7
     (e) Right to Participate................................................  8
     (f) Effect on the Obligations...........................................  8


                                  ARTICLE II.
                       ASSIGNMENT OF RENTS AND OTHER SUMS

   SECTION 2.01  Assignment..................................................  8


                                  ARTICLE III.
                    ADDITIONAL ADVANCES; EXPENSES; INDEMNITY

   SECTION 3.01  Additional Advances and Disbursements.......................  8
   SECTION 3.02  Other Expenses..............................................  9
   SECTION 3.03  Indemnity...................................................  9

                                   ARTICLE IV
                             DEFAULTS AND REMEDIES

   SECTION 4.01  Events of Default..........................................  10
   SECTION 4.02  Remedies...................................................  10
   SECTION 4.03  Trustor's Personal Property and Trade Fixtures.............  13
   SECTION 4.04  Expenses...................................................  13
   SECTION 4.05  Rights Pertaining to Sales.................................  13
   SECTION 4.06  Application of Proceeds....................................  15
   SECTION 4.07  Additional Provisions as to Remedies.......................  16
   SECTION 4.08  Waiver of Rights and Defenses..............................  17
   SECTION 4.09  Exercise by Trustee........................................  19
   SECTION 4.10  Rights of Beneficiary......................................  19


                                   ARTICLE V.
                                   DEFEASANCE

   SECTION 5.01  Defeasance.................................................  19


                                   ARTICLE VI
                             ADDITIONAL PROVISIONS

   SECTION 6.01  Provisions as to Payments, Advances........................  19
   SECTION 6.02  Usury Savings Clause.......................................  20
   SECTION 6.03  Separability...............................................  20
   SECTION 6.04  Notices....................................................  20
   SECTION 6.05  No Merger..................................................  22
   SECTION 6.06  Applicable Law.............................................  22
   SECTION 6.07  Provisions as to Covenants and Agreements..................  22
   SECTION 6.08  Matters to be in Writing...................................  22
   SECTION 6.09  Construction of Provisions.................................  22
   SECTION 6.10  Successors and Assigns.....................................  23
   SECTION 6.11  Request for Notice.........................................  23
   SECTION 6.12  Fixture Filing.............................................  23
   SECTION 6.13  Entire Agreement...........................................  24
   SECTION 6.14  Lien Waiver................................................  24

                                  ARTICLE VII
                            PROVISIONS AS TO TRUSTEE

   SECTION 7.01  Trustee's Appointment......................................  24

                                  ARTICLE VIII
                               SPECIAL PROVISIONS

   SECTION 8.01  Subordination..............................................  25

Prepared By
  And
When Recorded Return To:

Sumitomo Bank Leasing and Finance, Inc.
c/o Graham & James LLP
One Maritime Plaza
Suite 300
San Francisco, California  94111-3492
Attention:  Bruce W. Hyman, Esq.



                               FIRST AMENDMENT TO
                               ------------------

             DEED OF TRUST, FINANCING STATEMENT, SECURITY AGREEMENT
             ------------------------------------------------------

            AND FIXTURE FILING (WITH ASSIGNMENT OF RENTS AND LEASES)
            --------------------------------------------------------


          THIS FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (WITH ASSIGNMENT OF RENTS AND LEASES (the "Amendment") is made and entered into as of March ___, 1998, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Beneficiary"), and ASCEND
COMMUNICATIONS, INC., a Delaware corporation ("Trustor ").


                                    Recitals:

     A. Trustor executed and delivered that certain Deed of Trust, Financing Statement, Security Agreement and Fixture Filing (with Assignment of Rents and Leases) dated as of March 27, 1996, to Stewart Title of California ("Trustee"), for the benefit Beneficiary, recorded March 27, 1996 in Official Records of Alameda County, California, as Instrument No. 96075808 (the "Deed of Trust"), under which Deed of Trust Trustor assigned to Trustee, as security and collateral for the Obligations more particularly described therein, for the benefit of the Beneficiary all of Trustor's rights, interests, and privileges in and to that certain real property situated in Alameda County, California, and described in Exhibit A attached hereto (the "Parcel").
             ---------

     B. Beneficiary and Trustor have agreed to amend the Deed of Trust as set forth below.


     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

     1. Recitals.  The recitals set forth above are true and correct and are
        --------
incorporated herein by this reference.

     2. Counterparts; Capitalized Terms.  This Amendment may be executed in any
        -------------------------------
number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Deed of Trust.

     3. Amendments. The Deed of Trust is hereby amended as follows:
        ----------

     (a) Paragraphs 1 and 2, on page 1 of the Deed of Trust are hereby deleted and replaced with the following paragraphs:

"WHEREAS, Beneficiary is the owner of the land more particularly described in

Exhibit A attached hereto and has previously entered into an Amended and
---------
Restated Master Lease dated March __, 1998 (the "Amended and Restated Master Lease") and Lease Supplement No. 1 for Construction (the "Lease Supplement No. 1") with Trustor, for the purpose of constructing Improvements (as defined in Granting Clause Second below) on the Mortgaged Property (as defined below) and leasing such land and Improvements to Trustor (hereinafter the Amended and Restated Master Lease and Lease Supplement No. 1 are collectively referred to as, the "Master Lease").

WHEREAS, The total indebtedness and liabilities that are to be secured by this Deed of Trust shall be as follows:


     (i) all amounts payable by Trustor under and in connection with the Master Lease and under any other document or instrument executed by Trustor, securing, evidencing or relating to the Master Lease or any of the security therefor (the Master Lease and such other documents and instruments being hereinafter collectively referred to as the "Transaction Documents"), in each case as the same may be modified, amended, or supplemented from time to time including but not limited to Base Rent and Additional Rent, as defined in the Master Lease, all sums Beneficiary may advance, pay or incur under or in connection with the Master Lease or any other sums advanced by Trustee or Beneficiary for the benefit of Trustor under the Master Lease; and

     (ii) all amounts payable by Trustor, under or in connection with this Deed of Trust, as the same may be amended, modified or supplemented from time to time, including all sums, amounts and expenses which Trustee or Beneficiary may advance, pay or incur in connection with or any other sums advanced by Trustee or Beneficiary for the benefit of Trustor; and

     (iii) any other indebtedness, obligation or agreement of Trustor when evidenced or set forth in a document or instrument executed by Trustor reciting that it is secured by this Deed of Trust;


(all such amounts, obligations and liabilities described in (i) through (iii) being hereinafter collectively referred to as the "Obligations")."

     4.  Representations and Warranties. Trustor represents and warrants (1)
         ------------------------------
that no Event of Default exists under the Deed of Trust as of the date hereof;
(2) Trustor has the full right and authority to enter into this Amendment and the persons signing this Amendment have full power and authority to bind Trustor; (3) the Deed of Trust has not been amended except as set forth in this Amendment; and (4) there has been no prior pledge or assignment by Trustor of the Deed of Trust.

     5.  Existing Deed of Trust.  Except to the extent specifically amended
         ----------------------
hereby, all terms and conditions of the Deed of Trust, as assigned by the Assignment, remain in full force and effect.


                        [Signatures begin on next page.]

      IN WITNESS WHEREOF, Trustor and Beneficiary have executed this Amendment as of the date and year first written above.



                                 "TRUSTOR "


                                 ASCEND COMMUNICATIONS, INC., a Delaware
                                 corporation


                                 By:  ____________________________
                                      Name:  _____________________
                                      Its:  ______________________


                       (Signatures continue on next page)

                     (All signatures must be acknowledged)

                                 "BENEFICIARY"


                                 SUMITOMO BANK LEASING AND FINANCE, INC., a
                                 Delaware corporation


                                 By:  ____________________________
                                      Name:  _____________________
                                      Its:  ______________________


                      (Signatures continued on next page)

                                   Exhibit A
                                   ---------



                               LEGAL DESCRIPTION

                                [To be attached]

ASCEND COMMUNICATIONS, INC.,
a Delaware corporation ("Debtor")


                                   EXHIBIT A

Item No. 4 (Cont'd)

     All buildings, structures, facilities, landscaping and other improvements now or hereafter located on the Land, and all building material, building equipment, supplies and fixtures of every kind and nature now or hereafter located on the Land more particularly described on Schedule "1" attached hereto
                                                    ------------
(the "Land") or attached to, contained in or used in connection with any such buildings, structures, facilities, landscaping or other improvements, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, (all of the foregoing hereinafter collectively referred to as the "Improvements").

     To the extent that the same are not Improvements, all machinery, apparatus, goods, equipment, materials, building materials, fittings, chattels and tangible personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, but only to the extent now or hereafter located on, attached to, contained in or used or usable in connection with the properties referred to herein, or placed on any part thereof, though not attached thereto, (all of the foregoing hereinafter collectively referred to as the "Equipment"), including without limitation all screens, awnings, shades, blinds, curtains, draperies, carpeting, heating, lighting, air conditioning, refrigerating, incinerating and/or compacting plants, hoists, sprinkler systems and other fire prevention and extinguishing apparatus and materials, pipes, ducts, conduits, dynamos, compressors, generators, boilers, stokers, furnaces, pumps, tanks, (the Land, the Improvements and the Equipment hereinafter collectively referred to as the "Parcel"); all contract rights of Debtor in construction contracts, plans and specifications, and architects' agreements arising out of the improvements of the Parcel, all permits, licenses, franchises, certificates and other rights and privileges required for the use and occupancy of the Parcel; all names under which the Land and Improvements may at any time be operated or known (provided that nothing herein shall give Secured Party the right to use the name or any derivative of the name of Debtor without the consent of Debtor), and all proceeds, substitutions and replacements of all of the foregoing.

     The Amended and Restated Master Lease by and between Debtor and Secured Party and all of rights of Debtor therein, and any and all other leases, subleases, lettings and licenses of, and all other contracts, bonds and agreements relating to the use or occupancy of the Parcel, or any part thereof, now or hereafter entered into, and all amendments, modifications, supplements, additions, extensions and renewals thereof (all of the foregoing hereinafter collectively called the "Leases"), and all right, title and interest of Debtor thereunder, including cash and securities deposited thereunder and any rights of first refusal with respect thereto (as down payments, security deposits, or otherwise), the right to receive and collect the rents, security deposits, income, proceeds, earnings, royalties, revenues, issues and profits payable thereunder and the right to enforce, whether at law or in equity or by any other means, all provisions and options thereof or thereunder (all of the foregoing hereinafter collectively called the "Rents"), and the right to apply the same to the payment and performance of the Obligations (defined in the Deed of Trust by and between Debtor and Secured Party).

     All unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Debtor, all proceeds (including funds, accounts, deposits, instruments, general intangibles, notes or chattel paper) of the conversion, voluntary or involuntary, of any of the property described in this Item No. 4 into cash or other liquidated claims, including proceeds of hazard, title and other insurance and proceeds received pursuant to any sales or rental agreements of Debtor in respect of the property described in this Item No. 4, and all judgments, damages, awards, settlements and compensation (including interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Parcel and/or any other property or rights conveyed or encumbered hereby for any injury to or decrease in the value thereof for any reason, or by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise of all or any part thereof, including awards for any change of grade of streets.

     Notwithstanding anything to the contrary in this financing statement, this financing statement shall not cover Debtor's machinery, apparatus, goods, equipment, materials, building materials, fittings, chattels, tangible personal property, general intangibles, money, documents, instruments, trade fixtures, furniture, furnishings, inventory, accounts, records, books, motors, hoists, stoves, ranges, vacuum and other cleaning systems, engines, appliances, carpets, rugs, vehicles, contracts rights, license rights, goodwill, trademarks, copyrights, trade secrets, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, plans, diagrams, sketches, models, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, computer hardware systems, processes, literature, reports, catalogs, design rights, royalties or any other item of personal property now or hereafter installed or used by Debtor in the Parcel, except to the extent such items are essential to the use and occupancy of the Parcel by a third-party without regard to the particular use such third-party would make of the Parcel.

                                   EXHIBIT B


ASCEND COMMUNICATIONS, INC.,
a Delaware corporation ("Debtor")

Item No. 6
Signature of Debtor

                              "Debtor"


                              ASCEND COMMUNICATIONS, INC., a Delaware
                              corporation

                              By:
                                 ____________________________________

                              Its:
                                  ___________________________________

                                   SCHEDULE 1
                                   ----------


All that real property situated in the City of Alameda, County of Alameda, State of California, described as follows:



                                [to be attached]